UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05601

SEI Institutional International Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: September 30, 2015

Date of reporting period: September 30, 2015

Item 1.	Reports to Stockholders.

September 30, 2015

ANNUAL REPORT

SEI Institutional International Trust

➤ International Equity Fund

➤ Emerging Markets Equity Fund

➤ International Fixed Income Fund

➤ Emerging Markets Debt Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2015 (Unaudited)

To Our Shareholders:

This annual report covers the year ended September 30, 2015. Performance varied significantly across asset classes over the course of the Funds’ fiscal year. A declining global economic outlook and heightened volatility marked the fourth quarter of 2014, followed by a round of global central-bank easing measures to start the New Year and nearly two full quarters of relative calm that proved hospitable to risk assets. The period concluded with indiscriminate volatility during the third quarter of 2015, which put downward pressure on a majority of global assets (aside from “safe-haven” developed-market government securities).

Geopolitical events

There were several important geopolitical developments during the Funds’ fiscal year. Worries about an outbreak of Ebola in Africa and the subsequent spread of the virus played a prominent role in news headlines at the beginning of the Funds’ reporting period; although it did not have a significant impact on the global economy. Severe unrest continued in certain areas of the Middle East, driven by the opposing and overlapping interests of ISIS, the Syrian regime, Syrian nationalists, Kurdish forces, the Iraqi military, Iranian-backed Shiite militias and, at the end of period, the Russian military. While the conflict that originated in Syria and Iraq appears to have influenced destablizing events elsewhere in the Middle East and Northern Africa, and taken a terrible human toll, it has not had a significant impact on global markets or the economy. Iran’s agreement with the U.S., U.K., Russia, France, China and Germany regarding the scope of its nuclear program was completed late in the Funds’ fiscal year, paving the way for the removal of sanctions against Iran.

Economic performance — Global

Global economic growth continued at a diminishing pace for the period, while near-term growth estimates were revised downward, stemming mostly from weakness in emerging economies. Inflation trends diverged, with an accelerating decline among developed nations as prices reversed higher in developing regions. Continued U.S. dollar strength and a general reliance by emerging economies on commodity exports amid declining prices were primarily responsible for the desynchronization.

Economic performance — U.S.

In the U.S., economic growth dropped off at the beginning of the period; the fourth quarter of 2014 registered less than half of the preceding quarter’s admittedly stellar expansion, and was followed by a modest contraction in the first quarter of 2015 that can be attributed partially to seasonal slowdown effects. Second-quarter growth bordered on impressive, due in large part to strong consumer activity; both retail sales and consumer spending measures registered significant spikes in May. Revolving consumer credit retreated during the first half of the period, before reversing into a string of expansions during the second half, indicating renewed consumer appetite. Personal income growth was solid and relatively consistent throughout the period, outpacing spending in most months. Consumer prices declined early in the period against the backdrop of a strengthening U.S. dollar, and price increases were muted when measured on a core basis (with volatile food and energy components removed); negative price pressures were more pronounced at the producer level. The trend subsided through much of the first and second quarters of 2015, before prices began to slide again amid third-quarter volatility. Home prices joined in the late-period decline, according to Case-Shiller, but actually delivered notable growth in the majority of the Funds’ fiscal year; year-over-year price growth was fairly consistent throughout the period. Existing-home sales were mixed early in the period, then steadily increased, hitting an eight-year high in the summer of 2015. New-home sales did not follow a clear trend but were strong, reaching a seven-year peak in the first quarter of 2015 and then again in the summer. The labor market benefited from consistent improvement — jobless claims and the unemployment rate both declined over the Funds’ fiscal year — although the percentage of Americans participating in the labor force edged down. Industrial production was volatile from month to month, and year-over-year growth trended downward over the period in concert with capacity utilization. Durable goods orders were also unimpressive, with the value of new orders (excluding volatile transportation-sector components) declining over the period. Motor vehicle sales increased with limited consistency, but registered their highest level in a decade at the end of the Funds’ fiscal year.

SEI Institutional International Trust / Annual Report / September 30, 2015	1

The Federal Reserve (Fed) concluded monthly bond purchases at the beginning of the period as it wound down its quantitative-easing program. Expectations for an eventual increase in the federal funds rate progressed further along the calendar, remaining to be seen at the end of the Funds’ fiscal year. While the U.S. economy has neared full employment, the Fed must also consider inflation and price stability when determining the timing of its first rate hike.

Economic performance — Europe

Europe succeeded in cultivating steady, albeit low, economic growth over the course of the Funds’ fiscal year. The fourth quarter of 2014 improved modestly on the prior quarter, which lifted off from flatlining conditions. The first quarter of 2015 also exhibited marginal acceleration before the growth rate held firm during the second quarter. The European Central Bank’s (ECB) commencement of an asset-purchase program at the start of the Funds’ fiscal year, and sizeable subsequent expansion in the New Year to include sovereign debt, served as the impetus for a chain reaction of central-bank loosening measures around the globe. An assurance was given by the ECB during the second quarter of 2015 that it would not prematurely conclude its program even if economic conditions improved substantially; third-quarter volatility may have prompted the ECB to go a step further in suggesting that the program could be expanded if deteriorating conditions warranted. The eurozone also contended with a restructuring of Greece’s public-debt obligations following elections in January 2015 that brought the leftist Syriza party and prime minister Alexis Tsipras to power. Much of the preoccupation with Europe during the first and second quarters of 2015 centered on the negotiations between Greece, other euro-member states, the ECB and the International Monetary Fund. The euro’s viability as a common currency among member states with limited fiscal policy coordination came into question, which, along with the ECB’s asset-purchase program, likely contributed to the euro’s slide during the first half of the Funds’ fiscal year. Despite the euro’s apparent weakness, consumer price pressures were low-to-negative (generally negative at the producer level), with both measures bottoming in the first quarter of 2015. In labor-market terms, unemployment remained unchanged for the first several months of the Funds’ fiscal year before trending modestly lower through most of the remaining period. The dichotomy between Europe’s core and periphery was stark throughout the period, with Greece’s unemployment rate remaining more than five times that of Germany.

U.K. economic growth softened, but then recovered during the period. The fourth quarter of 2014 and first quarter of 2015 each registered slower growth than the preceding quarters, while improvement during the second quarter of 2015 offset the deceleration. The Bank of England (BoE) made no changes to monetary policy in the Funds’ fiscal year; its latest quarterly inflation report released in August 2015 indicated that consumer-price inflation was not projected to reach levels consistent with an increase in the Bank Rate for at least several quarters following the fiscal year end. Consumer-price changes oscillated monthly between positive and negative, with the year-ago trend declining steadily in the first half of the period and remaining essentially unchanged thereafter. Producer-price trends followed a similar first-half/second-half pattern, but were decidedly more negative (especially among input prices). Price trends were due primarily to commodity-price weakness and sterling strength, which both intensified from late 2014 through the first quarter of 2015, picked up again during the summer, and tapered at the end of the period. The labor trend remained promising throughout most of the period, with both the claimant count and the unemployment rate declining in most months. Year-over-year average weekly earnings growth doubled over the period as well.

Economic performance — Asia Pacific

In the Asia-Pacific region, Japan began the period in recession but recovered during the fourth quarter of 2014 and first quarter of the New Year, following an expansion of the Bank of Japan’s asset-purchase program and a postponed national sales tax increase. The economy fell back into contraction territory during the second quarter. While the yen weakened early in the Funds’ fiscal year, it remained in a relatively tight range (with the exception of temporary further weakening during the summer of 2015). China’s economy, meanwhile, experienced steadily declining growth throughout the period, albeit from levels considerably higher than most other economies. The People’s Bank of China loosened its monetary policy stance, reducing benchmark interest rates and bank-reserve requirement ratios at multiple points during the Funds’ fiscal year. However, the government’s decision to let the renminbi float and decline in value against the U.S. dollar during the third quarter of 2015 had more significant global repercussions — especially given its implications for a potential rebalancing of global trade and the uncertainty about potential future actions.

2	SEI Institutional International Trust / Annual Report / September 30, 2015

Market developments — equities

Global equity markets, as reflected by the MSCI All-Country World Index (ACWI), endured a swoon at the beginning of the Funds’ reporting period. Prior to recovering, markets navigated a choppy first quarter of 2015, trended higher in the second quarter, and fell back to their lows near the end of the period. U.S. large-cap stocks (Russell 1000 Index) followed essentially the same path, while U.S. small-cap stocks (Russell 2000 Index) delivered stronger performance when equities were in favor (registering a small gain for the full period) over the course of the Funds’ fiscal year.

A majority of sectors were negative, with a similar order of performance between U.S. (S&P 500 Index) and global (MSCI ACWI Index) sectors; although the U.S. delivered better overall performance. Consumer discretionary, followed by consumer staples and healthcare, were the top-performing sectors — with positive returns in the U.S. and globally. Information technology and utilities each delivered modestly positive performance in the U.S., while information technology was negative globally. Financials and industrials were negative everywhere, but by considerably more on a global basis than in the U.S. Telecommunications was the only sector that declined by more in the U.S. than globally. Energy was universally the worst performer, followed at a significant distance by materials, which also delivered a deeply negative performance.

Although normally sensitive to the threat of rising interest rates, real estate investment trusts (as measured by the Wilshire Real Estate Securities Index), performed well for the period, outpacing all U.S. sectors despite succumbing to the summer swoon.

Regionally, Europe was well-represented among countries with strong relative performance; although Greece and Russia delivered some of the most severe overall losses. The U.S. and Japan also performed relatively well, while returns across the broader Asia and Pacific regions ranged from slightly to deeply negative. Latin America, particularly Brazil and Colombia, also struggled with sharp declines.

Market developments — fixed income

Developed-market government bonds performed well during the Funds’ fiscal year, as yields declined on U.S. Treasuries, U.K. gilts, German bunds and Japanese government bonds (yields and prices move inversely). The appetite for these high-quality securities led to a relatively consistent decline in yields for much of the first half of the reporting period. However, an uneven reversal followed through the spring, with the market falling again in the summer as investors sought out the safety of developed-market government securities.

Notably, despite a great deal of central-bank monetary policy actions during the period, there were no benchmark interest-rate increases, as most adjustments served to loosen central bank postures. Inflation-linked bonds struggled for the most part. U.S. Treasury inflation-protected securities, which are impacted negatively by both rising interest rates and falling inflation, continued to underperform during the period. They performed well over the first four months of the New Year before selling off — sharply at first, and then steadily through the Funds’ fiscal year end.

Spread sectors — areas of the market that offer a higher yield than government debt in return for assuming more credit risk (including corporate, mortgage-backed securities and asset-backed securities) — performed well during the fiscal year, despite varying degrees of volatility among sectors during periods of stress, especially during the third quarter of 2015.

Investment-grade U.S. corporate debt was positive over the full period, despite early-2015 gains having mostly eroded by the end of the second quarter. High-yield corporates (which are below investment grade and carry greater credit risk) had a volatile, ultimately unproductive fourth-quarter 2014 before climbing through late-May 2015 — and finally sharply declining to finish the Funds’ fiscal year with losses.

Globally, emerging-market bonds generally lagged developed markets; but performance varied within the segment. Local-currency emerging-market bonds had steep losses, while external-currency (foreign-currency denominated) bonds were only slightly negative.

Market developments — commodities

Commodity prices (as measured by the Reuters/Jefferies CRB Index) began the Funds’ fiscal year with a continuation of declines that began in mid-2014 and proceeded until late January 2015. The slide recommenced in earnest during May, continuing through the end of the period aside from a slight rebound in late August. Energy prices — especially oil — were clear laggards within the commodity complex, followed at a distance by industrial metals and then by precious metals. Agricultural commodities were mixed, with corn and wheat in positive territory at the fiscal year end.

SEI Institutional International Trust / Annual Report / September 30, 2015	3

Our view

Economic and market cycles in recent years have been disjointed and out of sync from region to region and country to country. Volatility notwithstanding, it is our expectation that monetary policies will remain far more expansionary and for longer in Japan, Europe and the rest of the world compared to the U.S. It’s our strong conviction that developed economies will not only avoid recession but will actually step up the pace of growth in the year ahead. If demand flags in those regions, deflationary pressures will probably intensify.

On behalf of SEI, I want to thank you for your confidence in the SEI Institutional International Trust. We are dedicated to helping our investors reach their long-term objectives, and we look forward to serving your investment needs in the future.

Sincerely,

William Lawrence, CFA

Managing Director, Portfolio Management Team

4	SEI Institutional International Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2015 (Unaudited)

International Equity Fund

I. Objective:

The International Equity Fund (the “Fund”) seeks long-term capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2015: Acadian Asset Management LLC, Blackcrane Capital, LLC, Causeway Capital Management LLC, Henderson Global Investors (North America) Inc., INTECH Investment Management LLC, Neuberger Berman Management LLC, Tradewinds Global Investors LLC and WCM Investment Management. For the year ended September 30, 2015, sub-adviser Schroders Investment Management North America, Inc. was terminated and sub-advisers Blackcrane Capital, LLC and WCM Investment Management were added to the Fund.

III. Returns

For the year ended September 30, 2015, the Fund’s Class A shares outperformed the MSCI EAFE Index (the “Index”), returning -5.98% versus the Index return of -8.66%.

IV. Performance Discussion

At the sector level, the Fund’s outperformance came mainly from stock selection, while sector selection was also slightly additive. Selection was relatively strong in financials, followed by materials, consumer staples, industrials and consumer discretionary. In financials and materials, the Fund benefited from having an underweight to some of the troubled banks or materials companies that experienced strong negative performance during the period. Stock selection was poor in energy and utilities, the former due to the oil and gas industry, which was hit heavily during the reporting period given the decline in commodity prices addressed in the enclosed shareholder letter. The Fund slightly benefited from an overweight to the consumer discretionary, information technology and telecommunication services sectors. Meanwhile, an underweight to consumer staples detracted as the sector once again performed relatively well in the risk-averse environment despite rather rich valuations.

Regionally, the Fund’s outperformance came mainly from stock selection, while sector selection was also slightly additive. Stock selection was positive in most developed regions and countries, led by the U.K., where the Fund benefited from good stock selection in many sectors, and also by underweighting several of the troubled energy and commodity names. Stock selection in continental Europe was also a positive in both peripheral countries such as Italy and Portugal and in core countries such as Germany and Belgium. Stock selection was a negative in France while an overweight to Norway, a country with heavy exposure to the beleaguered oil industry, also detracted from performance. Stock selection in Japan was beneficial, but an underweight to the country, which was a top performer given the ongoing economic reforms by Prime Minister Shinzo Abe, detracted slightly. The Fund was also negatively impacted by exposure to commodity and natural-resources heavy Canada, yet benefited from an underweight to Australia for the same reason. Emerging markets as an asset class performed very poorly during the reporting period, underperforming its developed-markets peers. As a result, exposure to emerging markets in aggregate was a negative. The contribution by emerging Asia was more than offset by poor performance in Latin America, as noted in the shareholder letter, given its high correlation to the commodity sector but also some political and economic troubles in Brazil, its largest economy.

For the year ended September 30, 2015, Fund-manager performance was mixed but mostly positive. Neuberger Berman Management LLC had strong stock selection in Europe and the U.K. with the strongest contribution from Germany, while France and Sweden detracted. Henderson Global Investors (North America) Inc. also had good stock selection in the U.K., while also benefitting from an underweight to the Pacific ex-Japan region and good stock selection within the region. Blackcrane Capital, LLC, a manager that was added in October 2014, demonstrated solid stock selection in Japan while also benefitting from exposure to Korea. Acadian Asset Management LLC’s quantitative model and INTECH Investment Management LLC’s mathematical model produced solid results; the former was helped by stock selection in Europe and Japan, while the latter achieved good results in Europe, the U.K. and the Pacific ex-Japan region. Causeway

SEI Institutional International Trust / Annual Report / September 30, 2015	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2015 (Unaudited)

Capital Management LLC’s value strategy lagged during the year with poor stock selection broadly spread across regions, but most pronounced in Europe and Japan.

International Equity Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A†	-5.98%	5.50%	3.62%	0.63%	3.15%
Class I†	-6.18%	5.23%	3.37%	0.39%	2.72%
Class Y	N/A	N/A	N/A	N/A	-2.24%	*
MSCI EAFE Index	-8.66%	5.63%	3.98%	2.97%	4.06%

Comparison of Change in the Value of a $100,000 Investment in the International Equity Fund, Class A and Class I, versus the MSCI EAFE Index

[1]

For the year ended September 30, 2015. Past performance is no indication of future performance. Class I Shares were offered beginning on January 4, 2002. Class A Shares were offered beginning December 20, 1989. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

†	The graph is based on only Class A and Class I Shares; performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of December 31, 2014.

N/A — Not Available.

6	SEI Institutional International Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2015 (Unaudited)

Emerging Markets Equity Fund

I. Objective:

The Emerging Markets Equity Fund (the “Fund”) seeks capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2015: Delaware Investment Fund Advisers, a series of Delaware Management Business Trust, JO Hambro Capital Management Limited, Kleinwort Benson Investors International Ltd., Lazard Asset Management LLC, Neuberger Berman Management LLC, PanAgora Asset Management, Inc. and RWC Asset Advisors (US) LLC. During the year, Everest Capital was added to and then removed from the Fund. The Everest investment team migrated to RWC Asset Advisors (US) LLC, which was then added to the Fund during the year.

III. Returns

For the year ended September 30, 2015, the Fund’s Class A shares underperformed the MSCI Emerging Markets Index (Gross) (the “Index”), returning -20.78% versus the Index return of -18.98%.

IV. Performance Discussion

While all equities sectors reported negative absolute performance during the Fund’s fiscal year, the Fund’s underperformance was primarily due to stock selection, as sector selection provided some benefit.

Stock selection was negative in information technology (IT), consumer discretionary and energy and materials. While selection in financials and consumer staples was beneficial, it could not offset the poor performance elsewhere. Within IT, the Fund was primarily and adversely impacted by several of its Chinese software and services holdings, which experienced strong sell offs. The Fund’s IT holdings detracted due to underweights to particular companies (e.g. an Indian IT consulting & services firm as well as a Chinese Internet firm) that performed well. In absolute terms, the healthcare sector underperformed the least, and the Fund benefited from an overweight as well as selection within the sector. As addressed in the enclosed shareholder letter, energy and materials performed very poorly in absolute terms, as markets experienced a sharp sell off in commodities given the slowdown of the Chinese economy. In both energy and materials, the Fund’s holdings underperformed their respective benchmark holdings and hence detracted from overall results. However underweights to both sectors were positive.

Regionally, the Fund’s underperformance came mainly from allocation, while stock selection had a minor negative impact. Latin America was the worst performing region given the adverse impact of the sharp sell off in commodities. As the shareholder letter noted, Brazil and Colombia were hit harder than other Latin American countries. Stock selection in Brazil detracted from overall results. EMEA was a tale of two stories; Greece, a small country within the region, saw deeply negative absolute performance as the country defaulted on its International Monetary Fund debt after a month of negotiations with its Eurozone creditors. The Fund’s underweight to Greece, however, contributed. Beneficial regions for the Fund included some of the smaller Eastern European countries. Emerging Asia was a contributor to overall results. Despite the negative news about a Chinese economic-growth slowdown, as well as the volatility of the Chinese stock market, it was one of the better performing countries within the equities asset class, followed by India and the Philippines. The Fund benefited from an overweight and stock selection in India, as well as good stock selection in Korea and an underweight to Malaysia.

Fund manager results were mixed during the year. Delaware Investment Fund Advisers detracted most, attributable to poor stock selection in emerging Asia as well as selection in and overweight to Latin America. In Emerging Asia, the Fund’s holdings in China and India underperformed the respective benchmark components. Within Latin America the biggest detractor was Brazil, while holdings in Mexico did not perform well. Both JO Hambro Capital Management Limited and Neuberger Berman Management LLC outperformed the respective benchmark with positive performance bolstered by their exposure in Emerging Asia. JO Hambro Capital Management Limited also benefited from good stock selection in China and Taiwan, while

SEI Institutional International Trust / Annual Report / September 30, 2015	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2015 (Unaudited)

Neuberger Berman Management LLC produced solid results in China, Indonesia and India. Meanwhile PanAgora Asset Management Inc.’s model added value in EMEA and the manager’s underweight to Latin America was also beneficial. Lazard Asset Management LLC’s strategy slightly lagged the benchmark and while stock selection in emerging Asia was strong; the strategy was negatively impacted by stock selection in Latin America, primarily Brazil, as well as through emerging-markets holdings that are listed on exchanges in North America. Kleinwort Benson Investors International Ltd. performed slightly ahead of the benchmark, with results in EMEA slightly ahead of emerging Asia.

Emerging Markets Equity Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A†	-20.78%	-5.64%	-5.24%	1.99%	3.38%
Class Y	N/A	N/A	N/A	N/A	-16.17%	*
MSCI Emerging Markets Index (Gross)	-18.98%	-4.93%	-3.25%	4.60%	5.25%

Comparison of Change in the Value of a $100,000 Investment in the

Emerging Markets Equity Fund, Class A, versus the MSCI Emerging Markets Index (Gross)

[1]

For the year ended September 30, 2015. Past performance is no indication of future performance. Class A Shares were offered beginning January 17, 1995. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

†	The graph is based on only Class A Shares; performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of December 31, 2014.

N/A — Not Available.

8	SEI Institutional International Trust / Annual Report / September 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2015 (Unaudited)

International Fixed Income Fund

I. Objective:

The International Fixed-Income Fund (the “Fund”) seeks capital appreciation and current income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2015: AllianceBernstein, L.P., FIL Investment Advisors and Wellington Management Company, LLP. For the year ended September 30, 2015, no manager changes were made.

III. Returns

For the year ended September 30, 2015, the Fund’s Class A shares underperformed the Barclays Global Aggregate ex-US Index, Hedged (the “Index”), returning 2.02% versus the Index return of 3.37%.

Performance Discussion

During the Fund’s fiscal year, persistent worries over the global economic outlook, anxiety over an economic slowdown in China, declining commodity prices, the end of U.S. quantitative easing (QE), expectations about the U.S. Federal Reserve raising interest rates, and the beginning of the European Central Bank’s QE program, were dominant market themes. As noted in the enclosed shareholder letter, both European and Japanese bonds rallied, supported by QE and investor panic during this risk-off period.

From a performance perspective, the Fund’s short-duration stance in the European and Japanese markets was detrimental. However, overweight exposures to Europe partially mitigated the negative impact. Performance also suffered from exposure to credit risk, predominantly in the investment-grade and high-yield subsectors across the U.S., U.K. and Europe. As the shareholder letter addressed, widening spreads, especially during the third quarter of 2015, were the result of shaken sentiment due to the correction in emerging markets and downgraded global-growth outlook. As a result, the Fund’s overweight to credit detracted.

From the sub-adviser (manager) perspective, all of the Fund’s managers underperformed. In the case of FIL Investment Advisors, exposure to credit risk severely impaired performance, alongside an underweight to U.S., U.K. and Canadian and Japanese interest-rate risk. However, exposure to German Bunds slightly mitigated underperformance. Additionally, FIL Investment Advisors overweight to securitized bonds was a negative. AllianceBernstein’s performance was also detrimental due to its high exposure to credit risk amid widening spreads, as well as its short-duration stance. Wellington underperformed for the same reasons, and due to its exposure to the securitized sector.

International Fixed Income Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	2.02%	2.90%	3.07%	2.94%	4.39%
Barclays Global Aggregate ex-US Index, Hedged	3.37%	3.95%	3.80%	4.26%	5.86%

Comparison of Change in the Value of a $100,000 Investment in the International Fixed Income Fund, Class A, versus the Barclays Global Aggregate ex-US Index, Hedged

[1]

For the year ended September 30, 2015. Past performance is no indication of future performance. Class A Shares were offered beginning September 1, 1993. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2015	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2015 (Unaudited)

Emerging Markets Debt Fund

I. Objective:

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2015: Investec Asset Management Ltd., Neuberger Berman Fixed Income LLC and Stone Harbor Investment Partners LP. For the year ended September 30, 2015, no manager changes were made.

III. Returns

For the year ended September 30, 2015, the Fund’s Class A shares underperformed a hybrid of 50% J.P. Morgan EMBI Global Diversified Index and 50% J.P. Morgan GBI-EM Global Diversified (the “Index”), returning -13.35% versus the Index return of -10.62%.

IV. Performance Discussion

For the year ended September 30, 2015, emerging markets were adversely affected by several broad factors: low commodity prices — most significantly the drop in oil prices noted in the enclosed shareholder letter — as large index constituents Russia, Mexico, Brazil, Malaysia and Venezuela are all oil exporters; the slowing Chinese economy, which has hurt emerging markets overall, but Asian countries like Malaysia, Indonesia and Philippines even more so; and the U.S. economy, which performed relatively well, serving as a flight to safety for many investors while also causing the U.S. dollar to strengthen relative to every emerging country’s local currency. Along with these broader themes, there were some non-financial market risks that affected countries with large weights in the index. The conflict between Russia and the Ukraine seems more benign now than it did a year ago; as a consequence of this improving landscape, Ukraine’s external debt returned over 50% in the third quarter of 2015, making it the market’s top performer. The other country gaining investor attention is Brazil, where a corruption probe into state-run oil company Petrobras has affected the oil giant as well as Brazil’s government. Brazil’s credit rating was cut twice in the third quarter of 2015, ending the Fund’s fiscal year with a junk-status rating by Standard & Poor.

The majority of the blended-index underperformance comes from the local currency (GBI-EM Global Diversified) portion, which declined 19.77% over the last twelve months. The poor performance of local currencies stemmed from the appreciation of the U.S. dollar, as addressed in the shareholder letter, versus every local-EM currency in the index: the Mexican peso, the Malaysian ringgit, the Russian rouble, the Brazilian real, and the Colombian peso, each of which has weakened more than 20% to the U.S. dollar. The best performing currency — and only currency in the GBI-EM index that hasn’t weakened more than 10% to the U.S. dollar — was the Philippine peso, which weakened only 3.8% to the U.S. dollar. Therefore, while the Fund benefited from a consistent underweight to local debt over the period, it was unfortunately more than offset by local-debt selection, which was one of the primary drivers of underperformance for the year.

The external index (EMBI Global Diversified) was down 0.62% over the past twelve months, which, when compared to the local-index performance addressed in the paragraph above, is relatively flat. The external index spread increased significantly over the year, reflecting uncertainty over low commodity prices, a weak Chinese economy and expectations that the U.S. Federal Reserve will raise interest rates in the near future. The Fund was hurt by an average underweight to external debt during the Fund’s fiscal year, but the primary driver of underperformance came from selection in external debt.

Within local debt, selection in Brazil was the strongest driver of underperformance. A combination of overweights and selection in Mexico, Russia and Indonesia were the other main detractors in local debt. These four countries have all been affected by low energy prices and a strong U.S. dollar. An underweight combined with good security selection led to Polish local debt being the largest contributor in the Fund.

Within external debt, an underweight to Ukraine was the strongest detractor over the period. The Fund increased its Ukraine underweight in the beginning of 2015 only to see the country’s external debt rally during the third quarter of 2015. Another major

10	SEI Institutional International Trust / Annual Report / September 30, 2015

detractor was an underweight to the Philippines. The position is justified by the country’s tight valuations and relatively low spread compared to most others in the index, but an investment-grade market rally and a lack of headline news from the Philippines led to solid performance. Off-benchmark holdings in Slovenia were the largest contributor in external debt, as the country generated strong positive returns over the period.

Positioning in pure emerging-market corporate debt also contributed to returns. The Fund’s benchmark includes only sovereign and quasi-sovereign (majority owned by the government) debt, so the Fund’s exposure is off-benchmark, with positions concentrated in high-yielding Brazilian, Russian, Chinese and Mexican credits.

Use of Derivatives

Currency forwards and swap contracts were used in the Fund for the one-year period ending September 30, 2015 as a way to either hedge particular positions or gain exposure to additional areas of the market. Foreign-exchange (FX) hedges on local currency bonds generally contributed to performance, particularly those used to reduce FX exposure in countries like Brazil, Russia and Malaysia.

Emerging Markets Debt Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A†	-13.35%	-5.75%	-0.30%	4.58%	7.87%
Class Y	N/A	N/A	N/A	N/A	-9.48%	*
J.P. Morgan EMBI Global Diversified Index	0.62%	1.50%	4.73%	6.89%	8.59%
J.P. Morgan GBI-EM Global Diversified Index	-19.77%	-8.72%	-3.56%	4.45%	N/A
50/50 Hybrid consisting of the J.P. Morgan EMBI Global Diversified Index and the J.P. Morgan GBI-EM Global Diversified Index	-10.62%	-3.69%	0.58%	5.74%	N/A

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Debt Fund, Class A, versus a 50/50 Hybrid of the Following Indexes: the J.P. Morgan EMBI Global Diversified Index, and the J.P. Morgan GBI-EM Global Diversified Index

[1]

For the year ended September 30, 2015. Past performance is no indication of future performance. Class A Shares were offered beginning June 26, 1997. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

†	The graph is based on only Class A Shares; performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of December 31, 2014.

N/A — Not Available.

SEI Institutional International Trust / Annual Report / September 30, 2015	11

SCHEDULE OF INVESTMENTS

International Equity Fund

September 30, 2015

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 92.0%

Australia — 1.9%
Amcor	488,828	$4,555
AMP	98,120	385
APA Group	49,445	299
Australia & New Zealand Banking Group	165,280	3,160
Australian Stock Exchange	43,316	1,156
Brambles	411,955	2,833
Caltex Australia	216,849	4,800
Cochlear	10,440	615
Commonwealth Bank of Australia	113,672	5,837
CSL	140,523	8,853
CSR	633,976	1,297
Downer EDI	121,970	288
Echo Entertainment Group	154,008	527
Insurance Australia Group	1,219,170	4,180
Lend Lease	42,894	381
Macquarie Group	20,809	1,130
Newcrest Mining*	140,488	1,266
Qantas Airways*	1,363,154	3,572
Ramsay Health Care	13,363	553
Scentre Group (A)	183,993	506
Sirtex Medical	15,474	359
SMS Management & Technology	42,238	155
Stockland (A)	199,487	542
Tatts Group	98	—
Telstra	265,264	1,050
Transurban Group	182,287	1,283
Westfield (A)	147,434	1,037

		50,619

Austria — 0.1%
ANDRITZ	67,795	3,049
OMV	33,055	803
Wienerberger	7,964	140

		3,992

Description	Shares	Market Value ($ Thousands)

Belgium — 1.7%
Ageas	279,056	$11,452
AGFA-Gevaert*	70,231	252
Anheuser-Busch InBev	22,206	2,354
Colruyt (B)	79,486	3,814
Delhaize Group	65,551	5,792
Groupe Bruxelles Lambert	83,482	6,285
KBC Groep	252,939	15,951
Proximus	1,679	58

		45,958

Brazil — 0.0%
Cia Energetica de Minas Gerais ADR	237,782	423
JBS	42,700	180

		603

Canada — 2.9%
Agrium (B)	68,477	6,129
Alimentation Couche-Tard, Cl B	148,800	6,811
Baytex Energy (B)	470,869	1,500
Cameco (B)	434,899	5,293
Canadian Imperial Bank of Commerce (B)	61,100	4,370
Canadian Natural Resources	152,800	2,972
Canadian Pacific Railway	49,480	7,104
CGI Group, Cl A*	29,700	1,071
Cogeco Cable	27,200	1,309
Constellation Software	17,800	7,426
Dominion Diamond	50,500	537
Entertainment One	106,941	402
George Weston	4,200	338
Gildan Activewear (B)	363,346	10,916
Home Capital Group, Cl B (B)	119,900	2,864
Imperial Oil	238,920	7,534
Linamar	21,100	1,101
Magna International, Cl A	81,500	3,891
Power Corp of Canada	38,900	803
Quebecor, Cl B	16,000	349
Royal Bank of Canada	37,400	2,058
Sun Life Financial	31,700	1,018
Suncor Energy	60,300	1,605

		77,401

China — 0.4%
Alibaba Group Holding ADR*	29,800	1,757
STMicroelectronics (B)	111,352	755
Tencent Holdings	416,900	7,040

		9,552

Denmark — 2.4%
Bavarian Nordic*	11,467	455
Carlsberg, Cl B	5,937	455
Chr Hansen Holding	175,592	9,823
Coloplast, Cl B	101,405	7,183

12	SEI Institutional International Trust / Annual Report / September 30, 2015

Description	Shares	Market Value ($ Thousands)

Danske Bank	9,265	$279
H Lundbeck	222,080	5,915
ISS	351,633	11,664
Jyske Bank*	76,481	4,212
Novo Nordisk, Cl B	50,889	2,745
Novo Nordisk ADR	210,318	11,408
Novozymes, Cl B	157,252	6,852
Pandora	38,213	4,443

		65,434

Finland — 0.5%
Aktia Bank	5,931	72
Amer Sports, Cl A	27,087	685
Elisa, Cl A	29,937	1,008
Kone, Cl B	15,350	584
Neste	114,696	2,635
Nokia	88,505	606
Orion, Cl B	61,183	2,310
Sampo, Cl A	15,811	763
Stora Enso, Cl R	359,778	2,713
Tieto	15,404	388
UPM-Kymmene	189,206	2,825
Valmet	24,475	237

		14,826

France — 8.6%
Accor	13,075	609
Alcatel-Lucent*	3,275,460	11,980
Arkema	43,236	2,794
Atos	29,616	2,269
AXA	118,335	2,860
BNP Paribas	331,339	19,406
Boiron	1,900	183
Bonduelle S.C.A.	2,303	59
Cap Gemini	6,275	558
Carrefour	358,155	10,567
Christian Dior	12,412	2,310
Cie des Alpes	3,261	64
CNP Assurances	19,539	271
Dassault Systemes	1,948	144
Electricite de France	277,248	4,891
Engie	762,129	12,315
Essilor International	7,247	881
Eurofins Scientific	3,986	1,222
Eutelsat Communications	5,952	182
Groupe Eurotunnel	33,212	451
Ipsen	30,854	1,910
Legrand	191,515	10,144
L’Oreal	5,483	949
LVMH Moet Hennessy Louis Vuitton	43,066	7,320
Metropole Television	37,494	715
Natixis	12,049	66
Numericable-SFR SAS*	16,776	773

Description	Shares	Market Value ($ Thousands)

Orange	912,632	$13,767
Pernod Ricard	28,450	2,867
Peugeot*	72,859	1,095
Publicis Groupe	53,826	3,670
Renault	12,643	903
Rexel	1,013,170	12,432
Safran	12,181	915
Sanofi	344,287	32,585
Schneider Electric	239,031	13,358
SCOR	17,328	620
SEB	5,886	541
SES	16,793	528
Societe BIC	4,474	693
Sodexo	57,919	4,783
SPIE*	129,920	2,156
Technicolor	209,719	1,444
Technip	160,392	7,566
Teleperformance	4,248	321
Thales	93,116	6,465
Total	524,313	23,536
Unibail-Rodamco (A)	2,525	653
Valeo	37,408	5,047
Vetoquinol	569	25

		231,863

Germany — 5.9%
Bayer	209,349	26,783
Bayerische Motoren Werke	121,082	10,731
Brenntag	93,083	5,016
Continental	25,793	5,481
Daimler	102,292	7,421
Daimler ADR	4,915	358
DCC	46,740	3,535
Deutsche Bank* (B)	151,693	4,096
Deutsche Boerse	103,694	8,920
Deutsche EuroShop	29,331	1,319
Deutsche Lufthansa	303,231	4,221
Deutsche Post	7,442	206
Deutsche Telekom	86,682	1,537
Deutsche Wohnen	24,203	646
Duerr	8,895	625
Evonik Industries	68,616	2,293
Fresenius	49,420	3,313
Fresenius Medical Care	11,933	930
Gerresheimer	20,399	1,486
Hannover Rueck	31,057	3,174
Henkel	912	80
Hochtief	60,368	5,020
Infineon Technologies	62,293	701
Krones	6,828	717
KUKA (B)	3,781	290
Linde	90,024	14,576
Merck	67,121	5,935
Muenchener Rueckversicherungs	1,900	354

SEI Institutional International Trust / Annual Report / September 30, 2015	13

SCHEDULE OF INVESTMENTS

International Equity Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)

Nordex*	68,932	$1,881
Pfeiffer Vacuum Technology	17,950	2,072
ProSiebenSat.1 Media	54,569	2,674
QIAGEN*	5,099	131
Rhoen Klinikum (B)	41,757	1,180
SAP	213,498	13,811
SAP ADR (B)	63,400	4,108
Siemens	82,175	7,335
STADA Arzneimittel	7,027	251
Symrise	14,365	864
Talanx	13,993	419
ThyssenKrupp	5,661	99
TUI	156,224	2,851
Volkswagen	3,131	369
Vonovia	27,335	879

		158,688

Hong Kong — 2.6%
AIA Group	2,280,669	11,927
BOC Hong Kong Holdings	432,000	1,278
Chaoda Modern Agriculture	2,440,000	75
Cheung Kong Infrastructure Holdings (B)	107,000	960
Cheung Kong Property Holdings	69,326	504
China Merchants Holdings International	1,389,779	4,103
China Mobile	1,268,740	15,124
CK Hutchison Holdings	59,326	772
CLP Holdings	131,000	1,122
CNOOC	8,166,000	8,496
Cosmo Lady China Holdings (B) (C)	5,832,919	6,190
Digital China Holdings	3,997,000	3,722
Hang Seng Bank	25,300	457
Henderson Land Development	774,198	4,624
Hong Kong & China Gas	294,400	553
Hong Kong Exchanges and Clearing	38,500	884
Link (A)	158,500	872
MTR	144,500	627
New World Development	717,000	699
Power Assets Holdings	135,000	1,277
Samsonite International	780,400	2,585
Stella International Holdings	274,214	674
Sun Hung Kai Properties	166,000	2,168
Swire Pacific, Cl A	38,000	427
Techtronic Industries	107,500	401
Wheelock	154,000	671

		71,192

India — 0.4%
HDFC Bank ADR	75,590	4,618
ICICI Bank ADR	684,874	5,739
WNS Holdings ADR*	13,053	365

		10,722

Description	Shares	Market Value ($ Thousands)

Indonesia — 0.0%
Telekomunikasi Indonesia Persero	4,560,300	$826

Ireland — 0.4%
Bank of Ireland*	849,847	330
CRH	70,504	1,850
Experian	387,393	6,212
Ryanair Holdings ADR	42,800	3,351

		11,743

Israel — 1.5%
Bezeq Israeli Telecommunication	2,903,570	5,550
Check Point Software Technologies*	107,600	8,536
Teva Pharmaceutical Industries	15,786	902
Teva Pharmaceutical Industries ADR	438,893	24,780

		39,768

Italy — 1.8%
Amplifon	45,605	345
Atlantia	23,758	663
Azimut Holding	119,385	2,559
Brembo	68,726	2,655
DiaSorin	11,692	511
Enel	88,909	396
Exor	76,979	3,342
Fiat Chrysler Automobiles*	173,048	2,245
Finmeccanica*	74,777	933
Intesa Sanpaolo	645,786	2,277
Luxottica Group	20,108	1,390
Mediaset	832,990	3,813
Recordati	92,755	2,135
Salini Impregilo	180,297	687
Saras*	455,886	966
Telecom Italia RNC	6,056,572	6,185
Tenaris	485,562	5,824
UniCredit	1,859,322	11,547

		48,473

Japan — 18.0%
Adastria	22,700	1,361
Aeon	40,600	631
Ain Pharmaciez	20,300	1,039
Ajinomoto	72,000	1,520
Alps Electric	89,900	2,547
ANA Holdings	346,000	971
Arcland Sakamoto	16,700	361

14	SEI Institutional International Trust / Annual Report / September 30, 2015

Description	Shares	Market Value ($ Thousands)

Asahi Glass	61,000	$357
Asahi Kasei	245,000	1,728
ASKUL (B)	258,409	9,827
Astellas Pharma	74,700	969
Calbee	14,500	469
Calsonic Kansei	32,000	241
Canon Marketing Japan	67,400	999
Central Japan Railway	46,500	7,503
Chiba Bank	102,000	726
Coca-Cola West	12,800	249
Dai Nippon Printing	729,000	7,056
Daiichi Sankyo	89,400	1,557
Daiichikosho	10,500	374
Daikin Industries	31,300	1,757
Daikyo	607,000	1,029
Daito Trust Construction	36,800	3,740
Daiwa House Industry	174,000	4,310
Daiwa Securities Group	179,000	1,159
Don Quijote Holdings	197,066	7,431
Dydo Drinco	8,000	341
East Japan Railway	164,200	13,884
Ebara	2,685,170	9,935
Eisai	9,700	572
Fanuc	30,500	4,695
Fast Retailing	2,100	853
Fuji Film Holdings	532,271	19,927
Fuji Heavy Industries	181,012	6,530
Fujitsu	242,000	1,052
Fujitsu General	55,000	599
Fukuoka Financial Group	91,000	434
Geo Holdings	20,000	320
Haseko	155,100	1,759
Hitachi	2,380,000	12,016
Hokuetsu Kishu Paper	91,800	499
Hoya	60,802	1,995
Iida Group Holdings	111,000	1,741
Isetan Mitsukoshi Holdings	60,900	915
IT Holdings	53,000	1,204
Izumi	21,100	856
Japan Airlines	121,500	4,300
Japan Tobacco	483,344	15,024
kabu.com Securities	92,000	299
Kaken Pharmaceutical	11,500	1,067
Kandenko	33,000	213
Kanematsu	158,000	222
Kansai Paint	428,600	5,830
Kao	41,296	1,875
Kawasaki Heavy Industries	204,000	705
KDDI	805,000	18,016
Keyence	23,000	10,292
Kikkoman	23,000	633
Kobe Steel	389,000	422
Koito Manufacturing	203,888	6,666
Konami Holdings	19,800	428
Kose	22,084	2,010

Description	Shares	Market Value ($ Thousands)

Kyudenko	47,000	$785
Mabuchi Motor	169,700	7,369
Maeda Road Construction	43,000	756
Mazda Motor	77,798	1,231
Medipal Holdings	31,900	508
MEIJI Holdings	17,600	1,291
Minebea	59,000	628
Miraca Holdings	76,500	3,249
Mitsubishi Chemical Holdings	169,200	886
Mitsubishi UFJ Financial Group	157,500	951
Mitsui Chemicals	152,000	488
Mizuho Financial Group	2,830,700	5,297
Morinaga Milk Industry	155,000	646
MS&AD Insurance Group Holdings	362,100	9,725
Murata Manufacturing	10,100	1,311
Nexon	25,000	334
NH Foods	30,000	613
Nichi-iko Pharmaceutical	58,200	1,542
Nidec	9,400	648
Nihon Kohden	87,100	1,445
Nikon (B)	724,600	8,762
Nintendo	3,100	524
Nippo	28,000	477
Nippon Express	185,000	885
Nippon Paint Holdings	29,000	508
Nippon Paper Industries	64,300	981
Nippon Signal	57,900	559
Nippon Suisan Kaisha	192,600	575
Nippon Telegraph & Telephone	113,800	4,000
Nippon Telegraph & Telephone ADR	328,689	11,606
Nissha Printing (B)	41,900	799
Nitori Holdings	7,500	590
Nitto Denko	16,000	958
NOK	16,300	353
Nomura Holdings	232,200	1,345
NSK	46,100	447
NTT Data	27,800	1,405
NTT DOCOMO	230,124	3,846
Obayashi	50,000	427
OKUMA	58,000	363
Omron	191,900	5,782
Oriental Land	34,000	1,901
Otsuka Holdings	128,400	4,107
Panasonic	375,500	3,804
Pigeon	145,744	3,408
Rakuten	121,800	1,561
Relo Holdings	4,300	422
Rohm	135,600	6,036
Saizeriya	28,900	656
Santen Pharmaceutical	303,900	4,078
SBI Holdings	154,100	1,742
Secom	8,600	517
Seino Holdings	78,700	824
Sekisui House	440,200	6,885

SEI Institutional International Trust / Annual Report / September 30, 2015	15

SCHEDULE OF INVESTMENTS

International Equity Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)

Seven & I Holdings	172,100	$7,867
Shimano	9,700	1,361
Shimizu	39,000	335
Shin-Etsu Chemical	120,700	6,193
Shionogi	33,300	1,199
Shiseido	202,400	4,412
SMC	20,800	4,564
SoftBank Group	271,900	12,483
Sompo Japan Nipponkoa Holdings	34,200	995
Sony	129,300	3,163
Sumitomo Chemical	470,000	2,380
Sumitomo Metal Mining	11,000	125
Sumitomo Mitsui Financial Group	516,700	19,630
Sumitomo Mitsui Trust Holdings	2,283,220	8,406
Sumitomo Osaka Cement	332,000	1,180
Sundrug	68,900	3,638
Suruga Bank	23,000	428
Sysmex	175,400	9,293
Taisei	91,000	594
Takeda Pharmaceutical	11,700	514
TDK	14,200	805
Teijin	43,000	131
Terumo	8,900	252
Tochigi Bank	65,000	358
Tokyo Electric Power*	556,500	3,721
Tokyo Electron	2,900	137
Tokyo Gas	1,000	5
Toppan Forms	28,400	337
Toray Industries	105,000	909
Tosoh	242,000	1,165
Toyota Industries	11,600	552
Toyota Motor	333,000	19,494
Toyota Motor ADR	78,023	9,151
Tsuruha Holdings	135,452	11,702
Ube Industries	473,000	826
Unicharm	240,700	4,280
Wacoal Holdings	658,704	7,889
Warabeya Nichiyo	13,300	231
West Japan Railway	55,900	3,511
Yamaguchi Financial Group (B)	57,000	700
Yamaha Motor	37,300	752
Yamazaki Baking	123,000	1,897
Zenkoku Hosho	13,100	434

		486,875

Jordan — 0.1%
Hikma Pharmaceuticals	51,075	1,775

Luxembourg — 0.1%
APERAM*	70,785	1,912

Malaysia — 0.0%
Public Bank	284,100	1,135

Malta — 0.0%
BGP Holdings*	198,683	—

Description	Shares	Market Value ($ Thousands)

Mexico — 0.4%
America Movil, Ser L	4,577,257	$3,795
America Movil ADR, Ser L	58,792	973
Arca Continental	91,033	511
Gruma, Cl B	27,044	371
Wal-Mart de Mexico	2,245,856	5,528

		11,178

Netherlands — 5.8%
Aegon	1,406,544	8,077
AerCap Holdings*	38,900	1,488
Akzo Nobel	352,991	22,868
Altice*	24,772	526
ASML Holding	189,383	16,538
BinckBank	34,364	283
Boskalis Westminster	44,415	1,940
Heineken Holding	22,175	1,578
ING Groep	828,577	11,701
Koninklijke Ahold	207,190	4,033
Koninklijke DSM	202,512	9,327
Koninklijke KPN	150,408	563
Koninklijke Philips	92,054	2,161
NXP Semiconductors*	62,619	5,452
PostNL*	946,783	3,448
Randstad Holding	85,985	5,115
Refresco Gerber* (C)	290,799	4,544
RELX	1,325,680	21,671
Royal Dutch Shell, Cl A	390,019	9,223
Royal Dutch Shell ADR, Cl B (B)	199,442	9,470
Unilever	199,465	7,997
Wolters Kluwer	306,751	9,450

		157,453

New Zealand — 0.0%
Air New Zealand	193,571	304

Norway — 0.8%
Aker Solutions	767,074	2,648
DnB	206,201	2,676
Gjensidige Forsikring	88,290	1,188
Statoil	309,486	4,536
Statoil ADR (B)	50,197	731
Telenor	463,901	8,644
Yara International	17,690	704

		21,127

Peru — 0.0%
Credicorp	6,961	740

Poland — 0.0%
Emperia Holding	4,811	81
Eurocash	16,085	189

16	SEI Institutional International Trust / Annual Report / September 30, 2015

Description	Shares	Market Value ($ Thousands)

Polski Koncern Naftowy Orlen	13,890	$242

		512

Portugal — 0.4%
CTT Correios de Portugal	804,731	8,968
NOS SGPS	57,143	470

		9,438

Russia — 0.1%
Surgutneftegas ADR	8,414	43
Yandex, Cl A*	176,520	1,894

		1,937

Singapore — 0.8%
CapitaLand	267,000	506
City Developments	1,230,900	6,684
ComfortDelgro	353,000	714
DBS Group Holdings	453,200	5,187
Oversea-Chinese Banking	912,900	5,668
Singapore Airlines	186,900	1,407
Singapore Exchange	67,400	334
Singapore Telecommunications	255,000	647
United Overseas Bank	45,000	590

		21,737

South Africa — 0.3%
FirstRand	321,798	1,144
Investec (B)	596,650	4,578
Liberty Holdings	35,960	328
Shoprite Holdings	257,923	2,944

		8,994

South Korea — 3.0%
Cosmax (B)	71,285	12,985
Hyundai Motor	41,749	5,830
Korea Electric Power	9,971	416
KT&G	82,439	7,757
LG Display ADR	215,154	2,044
Samsung Electronics	13,787	13,301
Shinhan Financial Group	315,781	11,087
SK Hynix	7,965	229
SK Telecom	74,994	16,653
SK Telecom ADR	446,179	10,887

		81,189

Spain — 1.4%
ACS Actividades de Construccion y Servicios	61,973	1,779
Banco Bilbao Vizcaya Argentaria	340,886	2,883
Banco Santander	37,412	199
CaixaBank	2,077,388	8,000
Ferrovial	44,015	1,048

Description	Shares	Market Value ($ Thousands)

Grifols	34,437	$1,419
Grifols ADR	366,484	11,141
Iberdrola	175,673	1,166
Industria de Diseno Textil	171,545	5,738
International Consolidated Airlines Group*	123,502	1,098
Red Electrica	5,753	477
Tecnicas Reunidas	63,547	2,808

		37,756

Sweden — 1.7%
Assa Abloy, Cl B	75,304	1,348
Atlas Copco, Cl A	23,795	571
BillerudKorsnas	79,733	1,147
Boliden	159,211	2,494
Electrolux, Cl B	135,588	3,826
Hennes & Mauritz, Cl B	9,675	353
Husqvarna, Cl B	148,854	972
Industrivarden, Cl C	50,642	888
Intrum Justitia	11,105	383
Investor, Cl B	37,219	1,277
JM	16,958	456
L E Lundbergforetagen, Cl B	10,706	517
Nordea Bank	352,758	3,925
Peab	67,542	468
Skandinaviska Enskilda Banken, Cl A	272,171	2,903
Svenska Cellulosa, Cl B	374,579	10,462
Telefonaktiebolaget LM Ericsson, Cl B	419,243	4,115
Telefonaktiebolaget LM Ericsson ADR	871,841	8,527

		44,632

Switzerland — 7.7%
Actelion	19,717	2,505
Adecco	46,740	3,410
ams (B)	16,748	623
Aryzta* (B)	148,012	6,264
Baloise Holding (B)	474	54
Chocoladefabriken Lindt & Sprungli (B)	72	422
Cie Financiere Richemont (B)	135,478	10,504
Clariant	636,225	10,687
Credit Suisse Group	214,962	5,156
Dufry*	45,140	5,280
Emmi	1,144	477
Galenica (B)	892	1,132
Geberit (B)	1,767	540
Givaudan	5,525	8,980
Julius Baer Group	90,160	4,080
Lonza Group	49,431	6,473
Nestle (B)	135,149	10,128
Novartis	359,066	32,920
Partners Group Holding (B)	15,985	5,403
Roche Holding	104,595	27,600

SEI Institutional International Trust / Annual Report / September 30, 2015	17

SCHEDULE OF INVESTMENTS

International Equity Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)

Schindler Holding	4,430	$635
SGS (B)	6,324	11,012
Sonova Holding (B)	18,700	2,400
Swatch Group (B)	8,637	3,195
Swiss Life Holding (B)	18,242	4,065
Swiss Re	10,039	860
TE Connectivity	41,400	2,479
UBS Group	1,602,286	29,590
Wolseley	14,833	869
Zurich Insurance Group	39,091	9,584

		207,327

Taiwan — 0.6%
Chunghwa Telecom	200,000	601
Hon Hai Precision Industry	1,927,968	5,043
Taiwan Semiconductor Manufacturing ADR	543,800	11,284
United Microelectronics ADR	257,109	417

		17,345

Turkey — 0.0%
Tupras Turkiye Petrol Rafinerileri	19,466	477

United Kingdom — 16.2%
3i Group	176,588	1,246
Aon	59,000	5,228
ARM Holdings (B)	104,439	1,508
ARM Holdings ADR	157,205	6,799
Ashtead Group (B)	140,696	1,990
Associated British Foods	95,455	4,830
AstraZeneca	74,751	4,757
Aviva	2,108,709	14,424
BAE Systems	243,637	1,657
Balfour Beatty (B)	1,359,129	5,184
Barclays	4,518,461	16,759
Barratt Developments	114,876	1,120
Berendsen (B)	83,679	1,275
Berkeley Group Holdings	17,882	905
BG Group	742,380	10,719
BP	265,106	1,347
BP ADR	72,369	2,212
British American Tobacco (B)	335,887	18,578
British Land (A)	78,684	999
BT Group, Cl A	80,484	512
Bunzl (B)	279,792	7,512
Burberry Group (B)	69,367	1,438
Carnival	261,725	13,564
Compass Group (B)	594,902	9,508
Dialog Semiconductor*	161,940	6,483
Diageo	333,220	8,966
Dixons Carphone	29,961	193
DS Smith	1,864,924	11,119
Genus (B)	21,832	470
GlaxoSmithKline	1,046,849	20,147

Description	Shares	Market Value ($ Thousands)

Glencore (B)	2,044,613	$2,835
Greggs	21,949	361
Hammerson (A)	120,152	1,135
Hargreaves Lansdown (B)	28,761	526
Home Retail Group (B)	3,781,672	7,798
Howden Joinery Group	607,400	4,477
HSBC Holdings	2,927,726	22,078
ICAP (B)	114,784	795
Imperial Tobacco Group	57,847	2,997
Inchcape	57,618	628
Indivior	114,855	394
Inmarsat	75,931	1,131
InterContinental Hotels Group	35,584	1,233
International Consolidated Airlines Group* (B)	920,152	8,211
ITV	2,944,379	10,987
JD Sports Fashion	13,514	195
John Wood Group	60,945	570
Land Securities Group (A)	44,078	842
Legal & General Group	995,626	3,598
Lloyds Banking Group	24,559,961	27,995
London Stock Exchange Group	40,070	1,473
Lonmin	13	—
Michael Page International	699,531	5,022
Mitie Group	77,657	360
Mondi	222,342	4,655
National Grid	113,122	1,578
Next	5,609	647
Pentair	39,000	1,991
Pearson (B)	83,136	1,426
Persimmon	60,543	1,845
Premier Oil	253,724	259
Prudential (B)	293,060	6,204
QinetiQ Group	186,098	636
Reckitt Benckiser Group	113,116	10,277
Regus	177,425	826
RELX (B)	443,797	7,600
Rentokil Initial	5,213,592	11,510
Rightmove	11,198	619
Royal Bank of Scotland Group*	2,229,091	10,672
Royal Mail (B)	50,995	354
SABMiller	61,135	3,474
Sage Group (B)	136,151	1,030
Savills	24,794	342
Schroders (B)	81,813	3,481
Segro (A)	116,190	756
Shire	50,372	3,440
Smith & Nephew	25,161	440
Spectris	78,062	2,005
SSE (B)	681,690	15,423
ST Modwen Properties	65,629	414
St. James’s Place (B)	281,576	3,627
TalkTalk Telecom Group (B)	1,203,585	5,737
Taylor Wimpey	514,105	1,521

18	SEI Institutional International Trust / Annual Report / September 30, 2015

Description		Shares/ Face Amount (Thousands)	Market Value ($ Thousands)

Tesco (B)		3,070,292	$8,541
Travis Perkins		160,348	4,779
Unilever		26,696	1,090
United Utilities Group		35,735	501
Vodafone Group		6,325,077	20,014
Whitbread		10,323	731
WPP		613,872	12,806

			438,341

United States — 3.5%
ACE		85,960	8,888
Axis Capital Holdings		193,443	10,392
Carnival		7,025	349
Cognizant Technology Solutions, Cl A*		190,095	11,902
Core Laboratories (B)		49,610	4,951
Dave & Buster’s Entertainment*		212,941	8,056
Flextronics International*		512,911	5,406
Gilead Sciences		56,659	5,563
ICON*		164,512	11,675
Lazard, Cl A		178,400	7,725
ManpowerGroup		74,667	6,114
Nielsen Holdings		113,000	5,025
Sensata Technologies Holding*		160,780	7,129
Taro Pharmaceutical Industries*		10,047	1,436

			94,611

Total Common Stock (Cost $2,602,331) ($ Thousands)			2,488,455

PREFERRED STOCK — 1.0%

Germany — 0.6%
Draegerwerk		2,624	221
Henkel		44,135	4,530
Volkswagen		97,526	10,676

			15,427

South Korea — 0.4%
Hyundai Motor		64,682	6,049
Samsung Electronics		7,654	5,950

			11,999

Total Preferred Stock (Cost $39,249) ($ Thousands)			27,426

U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills
0.115%, 03/03/2016 (D) (E)	$	700	700
0.103%, 02/04/2016 (D) (E)		7,993	7,992

Total U.S. Treasury Obligations (Cost $8,690) ($ Thousands)			8,692

Description		Shares/ Face Amount (1) (Thousands)	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 8.7%
SEI Liquidity Fund, L.P.
0.050%†** (F)		233,929,359	$233,929

Total Affiliated Partnership (Cost $233,929) ($ Thousands)			233,929

CASH EQUIVALENT — 3.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.030%†**		91,924,487	91,924

Total Cash Equivalent (Cost $91,924) ($ Thousands)			91,924

TIME DEPOSITS — 3.0%
Brown Brothers Harriman
5.750%, 10/01/2015	ZAR	204	15
1.550%, 10/01/2015	NZD	159	102
1.168%, 10/01/2015	AUD	568	399
0.154%, 10/01/2015	NOK	291	34
0.100%, 10/01/2015	SGD	104	73
0.100%, 10/01/2015	DKK	115	17
0.058%, 10/01/2015	CAD	250	187
0.057%, 10/01/2015	GBP	855	1,294
0.030%, 10/01/2015		77,829	77,829
0.005%, 10/01/2015	HKD	1,861	240
0.005%, 10/01/2015	JPY	12,417	104
(0.238)%, 10/01/2015	EUR	609	680
(0.733)%, 10/01/2015	SEK	1	—
(1.000)%, 10/01/2015	CHF	212	217

Total Time Deposits (Cost $81,191) ($ Thousands)			81,191

Total Investments — 108.4% (Cost $3,057,314) ($ Thousands)			$2,931,617

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	1,082	Dec-2015	$(900)
FTSE 100 Index	293	Dec-2015	(104)
Hang Seng Index	32	Oct-2015	49
SPI 200 Index	92	Dec-2015	(103)
Topix Index	205	Dec-2015	(798)

			$(1,856)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

SEI Institutional International Trust / Annual Report / September 30, 2015	19

SCHEDULE OF INVESTMENTS

International Equity Fund (Concluded)

September 30, 2015

Percentages are based on a Net Assets of $2,703,969 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2015.

†	Investment in Affiliated Security.

(1)	In U.S. dollars unless otherwise indicated.

(A)	Real Estate Investment Trust.

(B)	This security or a partial position of this security is on loan at September 30, 2015. The total market value of securities on loan at September 30, 2015 was $229,050 ($ Thousands).

(C)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(E)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(F)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of September 30, 2015 was $233,929 ($ Thousands).

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DJ — Dow Jones

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times and the London Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

L.P. — Limited Partnership

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krone

SGD — Singapore Dollar

SPI — Share Price Index

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,488,455	$—	$—	$2,488,455
Preferred Stock	27,426	—	—	27,426
U.S. Treasury Obligations	—	8,692	—	8,692
Affiliated Partnership	—	233,929	—	233,929
Cash Equivalent	91,924	—	—	91,924
Time Deposits	—	81,191	—	81,191

Total Investments in Securities	$2,607,805	$323,812	$—	$2,931,617

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$49	$—	$—	$49
Unrealized Depreciation	(1,905)	—	—	(1,905)

Total Other Financial Instruments	$(1,856)	$—	$—	$(1,856)

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers from Level 2 into Level 3 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

20	SEI Institutional International Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

September 30, 2015

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 89.6%

Argentina — 0.4%
Arcos Dorados Holdings, Cl A	320,900	$873
Banco Macro ADR*	21,300	818
Grupo Financiero Galicia ADR*	56,300	1,003
YPF*	23,942	365
YPF ADR	167,836	2,556

		5,615

Austria — 0.2%
Erste Group Bank	114,810	3,333

Brazil — 4.8%
AMBEV	617,200	3,019
AMBEV ADR	853,992	4,185
B2W Cia Digital*	598,553	2,223
Banco Bradesco ADR (A)	424,705	2,276
Banco do Brasil	439,080	1,657
Banco Santander Brasil ADR (A)	508,215	1,601
BB Seguridade Participacoes	823,400	5,106
Braskem ADR	222,510	1,876
BRF ADR	6,134	109
CETIP - Mercados Organizados	53,900	445
Cielo	299,128	2,769
Cosan Industria e Comercio	214,500	1,075
Cyrela Brazil Realty Empreendimentos e Participacoes	727,300	1,523
EDP - Energias do Brasil	115,900	339
Embraer	141,900	903
Embraer ADR (A)	93,600	2,394
Estacio Participacoes	658,000	2,304
FPC Par Corretora de Seguros	442,800	1,028
Gerdau ADR	691,726	948
Gol Linhas Aereas Inteligentes ADR (A)	517,245	504
Hypermarcas*	908,160	3,462
JBS	649,600	2,739
Klabin	389,700	2,151

Description	Shares	Market Value ($ Thousands)

Lojas Americanas	198,300	$582
Lojas Renner	681,400	3,173
Mahle-Metal Leve	49,500	287
MRV Engenharia e Participacoes	248,700	387
Multiplus	38,400	311
Petroleo Brasileiro ADR*	1,128,224	4,908
Raia Drogasil	88,500	869
Rumo Logistica Operadora Multimodal*	116,111	173
Santos Brasil Participacoes	73,020	238
Telefonica Brasil ADR (A)	251,338	2,295
Tim Participacoes ADR	377,700	3,569
Ultrapar Participacoes	66,300	1,109
Vale ADR, Cl B (A)	439,261	1,845
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao	210,800	2,435

		66,817

Canada — 0.3%
First Quantum Minerals	450,239	1,642
Parex Resources*	100,612	694
SEMAFO*	528,874	1,140

		3,476

Chile — 0.8%
Banco de Chile	15,948,451	1,658
Banco Santander Chile	30,099,760	1,361
Cia Cervecerias Unidas ADR	113,291	2,509
Corpbanca ADR	16,690	222
Empresas CMPC	327,032	840
Empresas COPEC	60,239	545
Enersis	1,349,577	339
SACI Falabella	344,490	2,130
Sociedad Quimica y Minera de Chile ADR (A)	101,000	1,469

		11,073

China — 16.6%
AAC Technologies Holdings (A)	1,079,280	6,807
Agricultural Bank of China	18,073,932	6,885
Alibaba Group Holding ADR* (A)	55,100	3,249
Anhui Conch Cement	1,561,700	4,633
ANTA Sports Products	2,415,000	6,268
Baidu ADR*	131,301	18,042
Bank of China	18,778,105	8,154
Beijing Capital International Airport	772,000	720
BYD Electronic International	695,000	434
Changyou.com ADR*	146,700	2,611
China BlueChemical	878,000	236
China Child Care (A)	4,291,800	382
China Communications Services	2,626,000	1,017

SEI Institutional International Trust / Annual Report / September 30, 2015	21

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)

China Construction Bank	20,729,993	$13,929
China Life Insurance	1,545,000	5,399
China Merchants Bank	910,076	2,215
China Petroleum & Chemical	9,945,839	6,131
China Petroleum & Chemical ADR	8,400	517
China Shenhua Energy	905,000	1,390
China Telecom	3,634,000	1,766
China Vanke (A)	3,154,224	6,790
Chongqing Rural Commercial Bank	2,726,612	1,556
CITIC Securities	858,900	1,552
Country Garden Holdings	5,604,000	2,044
Ctrip.com International ADR*	23,896	1,510
Datang International Power Generation	3,704,000	1,412
Dongfeng Motor Group	378,000	475
Evergrande Real Estate Group (A)	7,494,000	4,306
Great Wall Motor	763,500	855
Guangzhou R&F Properties	932,800	849
Huaneng Power International	4,928,000	5,316
Industrial & Commercial Bank of China	34,736,768	20,170
Jiangsu Expressway	2,748,000	3,513
Jiangxi Copper	1,189,000	1,461
KWG Property Holding	1,737,370	1,148
New Oriental Education & Technology Group ADR (A)	282,300	5,705
PetroChina	2,036,000	1,430
PetroChina ADR	60,635	4,226
PICC Property & Casualty	1,977,800	3,893
Ping An Insurance Group of China	2,102,000	10,540
Qunar Cayman Islands ADR* (A)	36,000	1,082
Shanghai Electric Group (A)	2,844,000	1,564
SINA*	66,700	2,676
Sinopec Engineering Group	2,995,000	2,616
Sinopharm Group	326,400	1,158
Sinotrans	2,685,000	1,268
SOHO China	1,400,528	548
Sohu.com*	107,600	4,444
Tencent Holdings	1,557,735	26,305
Tingyi Cayman Islands Holding	1,432,000	2,293
TravelSky Technology	233,000	295
Uni-President China Holdings (A)	5,375,400	5,238
Vipshop Holdings ADR*	163,359	2,744
Want Want China Holdings (A)	976,000	804
Weibo ADR* (A)	42,200	493
Youku Tudou ADR*	55,700	982
Zhejiang Expressway	1,630,000	1,785
Zhuzhou CSR Times Electric	452,800	3,372
ZTE	348,374	801

		230,004

Colombia — 0.3%
Bancolombia ADR, Cl R (A)	77,000	2,479
Cementos Argos	175,869	538

Description	Shares	Market Value ($ Thousands)

Cemex Latam Holdings*	339,212	$1,352

		4,369

Czech Republic — 0.5%
CEZ (A)	70,777	1,478
Komercni Banka	26,046	5,641

		7,119

Egypt — 0.1%
Commercial International Bank Egypt GDR	134,788	828

Greece — 0.1%
FF Group	44,400	906
National Bank of Greece*	1,239,500	531

		1,437

Hong Kong — 8.3%
AIA Group	589,300	3,082
Belle International Holdings	936,000	814
Bolina Holding	531,300	155
Brilliance China Automotive Holdings	784,700	934
CAR* (A)	847,000	1,231
Chaoda Modern Agriculture	2,056,181	63
China Everbright	324,000	747
China Everbright Bank	1,308,000	569
China Everbright International	4,213,500	5,933
China High Precision Automation Group (B)	1,385,624	222
China Medical System Holdings	3,308,200	3,821
China Mengniu Dairy	1,465,615	5,155
China Minsheng Banking	1,716,600	1,601
China Mobile	2,000,641	23,849
China Mobile ADR	97,840	5,821
China Overseas Land & Investment	168,000	511
China Power International Development	2,861,000	1,876
China Resources Land	98,000	232
China Resources Power Holdings	576,000	1,322
China State Construction International Holdings	5,325,984	7,663
China Taiping Insurance Holdings*	1,022,782	3,215
CNOOC	7,577,107	7,883
Far East Horizon	1,161,000	906
Galaxy Entertainment Group	756,000	1,941
Geely Automobile Holdings	4,691,700	2,271
Haier Electronics Group	2,410,000	4,046
Hua Hong Semiconductor* (C)	2,236,000	2,277
Huadian Fuxin Energy	2,245,385	782
Lee & Man Paper Manufacturing	3,373,000	1,713
Lenovo Group	2,610,000	2,234
Melco Crown Entertainment ADR (A)	53,000	729

22	SEI Institutional International Trust / Annual Report / September 30, 2015

Description	Shares	Market Value ($ Thousands)

PAX Global Technology	1,489,999	$1,565
Samsonite International	621,652	2,059
Shanghai Fosun Pharmaceutical Group	470,000	1,475
Shanghai Industrial Holdings	674,000	1,496
Skyworth Digital Holdings	502,000	341
Sunac China Holdings	1,386,000	728
Sunny Optical Technology Group (A)	4,323,507	8,739
Techtronic Industries	1,013,500	3,777
Xinyi Solar Holdings	4,056,000	1,401

		115,179

Hungary — 0.3%
MOL Hungarian Oil & Gas	9,904	432
OTP Bank (A)	94,710	1,822
Richter Gedeon Nyrt	122,894	1,951

		4,205

India — 7.3%
Adani Ports & Special Economic Zone	612,027	2,805
Aurobindo Pharma	534,481	6,284
Axis Bank	484,569	3,675
Bharat Petroleum	155,021	2,020
Cairn India	1,032,727	2,431
Canara Bank	253,991	1,092
Cummins India	369,150	6,187
Dabur India	1,010,452	4,258
Dewan Housing Finance	521,600	1,753
Dish TV India*	1,183,788	1,920
Dr Reddy’s Laboratories	28,326	1,802
Glenmark Pharmaceuticals	392,699	6,303
HCL Technologies	116,519	1,747
HDFC Bank ADR	96,145	5,873
Hero MotoCorp	78,300	2,872
Hindustan Zinc	144,735	309
Housing Development Finance	58,601	1,086
ICICI Bank	577,200	2,387
ICICI Bank ADR	678,520	5,686
Idea Cellular	672,998	1,537
IFCI*	737,425	244
Indiabulls Housing Finance	107,556	1,305
Infosys ADR (A)	73,506	1,403
Larsen & Toubro	70,100	1,571
Motherson Sumi Systems	164,800	580
Oriental Bank of Commerce	234,465	470
Power Finance	278,814	982
Power Grid Corp of India	1,598,934	3,238
Prestige Estates Projects	710,100	2,343
Reliance Capital	226,221	1,301
Reliance Industries	261,551	3,445
Reliance Industries GDR (C)	451,203	11,715
Rural Electrification	248,373	1,042

Description	Shares	Market Value ($ Thousands)

Shriram Transport Finance	75,529	$1,069
SKS Microfinance*	225,455	1,399
SRF	18,546	320
Syndicate Bank	165,516	209
Tata Chemicals	104,241	611
Tata Consultancy Services	8,433	333
Tata Motors, Cl A	466,295	1,538
UCO Bank	740,322	525
UPL	119,331	840
Vedanta	405,523	530
WNS Holdings ADR*	11,629	325
Zee Entertainment Enterprises	269,226	1,619

		100,984

Indonesia — 2.0%
AKR Corporindo	4,595,700	1,842
Astra International	2,213,000	792
Bank Negara Indonesia Persero	2,982,200	847
Bank Pembangunan Daerah Jawa Barat Dan Banten	4,107,500	173
Bank Rakyat Indonesia Persero	4,892,251	2,905
Gudang Garam	590,300	1,704
Indofood CBP Sukses Makmur	325,600	277
Kalbe Farma	11,452,000	1,083
Link Net*	4,468,200	1,369
Matahari Department Store	2,618,900	2,893
Matahari Putra Prima	2,831,900	375
Perusahaan Gas Negara Persero	6,305,400	1,095
Perusahaan Perkebunan London Sumatra Indonesia	2,177,800	207
Semen Indonesia Persero	2,436,600	1,508
Sumber Alfaria Trijaya	44,779,300	1,741
Tambang Batubara Bukit Asam	3,801,600	1,466
Telekomunikasi Indonesia Persero	26,635,180	4,825
United Tractors	1,609,781	1,944
Vale Indonesia	1,143,500	171

		27,217

Jordan — 0.3%
Hikma Pharmaceuticals	133,282	4,633

Malaysia — 0.5%
AMMB Holdings	813,100	846
Axiata Group	475,500	628
British American Tobacco Malaysia	53,251	732
IOI Properties Group	542,049	246
Malayan Banking	979,400	1,911
Sunway	274,900	198
Sunway Construction Group*	16,510	4
Telekom Malaysia	547,776	833
Top Glove	203,600	374

SEI Institutional International Trust / Annual Report / September 30, 2015	23

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)

UEM Sunrise	3,433,195	$963
YTL	1,081,400	394

		7,129

Mexico — 5.3%
Alfa, Cl A (A)	192,800	374
Alsea	225,300	663
America Movil, Ser L	4,209,674	3,490
America Movil ADR, Ser L (A)	164,675	2,725
Arca Continental	471,100	2,646
Cemex ADR* (A)	832,821	5,821
Coca-Cola Femsa ADR (A)	8,092	561
Controladora Comercial Mexicana	243,600	705
Empresas ICA ADR* (A)	228,580	382
Fomento Economico Mexicano	199,400	1,778
Fomento Economico Mexicano ADR (A)	78,679	7,022
Gentera (A)	1,072,400	1,748
Gruma, Cl B	154,532	2,120
Grupo Financiero Banorte, Cl O	2,677,913	13,103
Grupo Financiero Santander Mexico ADR (A)	218,078	1,601
Grupo GICSA*	2,263,200	1,908
Grupo Mexico, Ser B	1,414,900	3,414
Grupo Televisa	75,600	393
Grupo Televisa ADR	347,837	9,051
Infraestructura Energetica Nova	544,900	2,225
Inmobiliaria Vesta	1,973,700	3,082
Promotora y Operadora de Infraestructura*	38,400	420
Unifin Financiera*	1,044,200	2,321
Wal-Mart de Mexico	2,454,698	6,042

		73,595

Pakistan — 0.1%
United Bank	764,200	1,073

Peru — 0.8%
Cia de Minas Buenaventura SAA ADR (A)	89,037	531
Credicorp	99,063	10,536

		11,067

Philippines — 1.5%
Aboitiz Equity Ventures	706,340	873
Alliance Global Group	1,204,488	397
Ayala	215,340	3,543
BDO Unibank	1,060,923	2,354
Cebu Air	201,950	375
DMCI Holdings	1,085,550	298
Globe Telecom	8,695	438
International Container Terminal Services	1,488,334	2,393
JG Summit Holdings	273,400	414
Megaworld	4,165,800	390

Description	Shares	Market Value ($ Thousands)

RFM	4,539,600	$389
SM Investments	104,210	1,989
SM Prime Holdings	4,845,800	2,149
Universal Robina	1,062,100	4,376
Vista Land & Lifescapes	2,371,200	255

		20,633

Poland — 0.8%
Asseco Poland	40,041	568
Energa	184,429	818
Eurocash (A)	324,534	3,814
KGHM Polska Miedz (A)	102,672	2,219
PGE Polska Grupa Energetyczna (A)	332,055	1,178
Polish Oil & Gas	457,542	782
Powszechna Kasa Oszczednosci Bank Polski (A)	84,143	652
Powszechny Zaklad Ubezpieczen (A)	8,017	823
Tauron Polska Energia (A)	857,976	742

		11,596

Portugal — 0.2%
Jeronimo Martins (A)	160,590	2,165

Qatar — 0.1%
Barwa Real Estate	129,771	1,521
United Development	64,728	416

		1,937

Russia — 4.4%
Etalon Group GDR	56,800	94
Gazprom ADR	1,523,883	6,177
Lukoil ADR	170,334	5,802
Magnit GDR (A)	175,725	8,457
Mail.Ru Group GDR*	14,310	248
MegaFon GDR	91,234	1,111
MMC Norilsk Nickel PJSC ADR	135,381	1,946
Mobile TeleSystems ADR	209,266	1,511
NovaTek GDR	20,699	1,906
Novolipetsk Steel GDR	111,200	1,275
Phosagro GDR	30,133	427
QIWI ADR	129,656	2,090
Rosneft GDR	689,710	2,556
Rostelecom ADR	51,116	401
Sberbank of Russia ADR (A)	2,196,713	10,811
Severstal GDR	217,854	2,310
Sistema GDR	55,343	381
Surgutneftegas ADR	224,162	1,143
Tatneft ADR (A)	74,860	2,106
TMK GDR	229,180	710
X5 Retail Group GDR* (A)	290,694	5,069
Yandex, Cl A*	402,080	4,314

		60,845

24	SEI Institutional International Trust / Annual Report / September 30, 2015

Description	Shares	Market Value ($ Thousands)

Singapore — 0.2%
Asian Pay Television Trust	4,913,800	$2,713
China Yuchai International	22,250	275

		2,988

South Africa — 5.4%
Alexander Forbes Group Holdings	5,052,249	2,790
AngloGold Ashanti ADR* (A)	58,100	476
Aspen Pharmacare Holdings	80,600	1,716
AVI	96,691	613
Barclays Africa Group	168,166	2,073
Barloworld	73,229	398
Bidvest Group (A)	210,367	4,981
Clicks Group	55,416	361
Coronation Fund Managers	85,274	402
DataTec	74,779	336
FirstRand	1,097,673	3,902
Foschini Group	108,602	1,103
Gold Fields	341,186	916
Investec (A)	539,808	4,131
Liberty Holdings	118,836	1,085
Life Healthcare Group Holdings	1,298,546	3,351
Mediclinic International	110,069	880
MMI Holdings	495,569	853
Mondi	89,456	1,882
MTN Group	535,509	6,903
Murray & Roberts Holdings	336,265	284
Naspers, Cl N	48,893	6,135
Netcare	885,330	2,326
Old Mutual	470,011	1,350
Petra Diamonds* (A)	409,702	524
Redefine Properties (D)	1,881,852	1,593
RMB Holdings	382,795	1,826
Sappi*	180,100	553
Sasol (A)	143,998	4,029
Shoprite Holdings	81,478	930
Sibanye Gold ADR	104,839	486
SPAR Group	133,414	1,787
Standard Bank Group	713,763	6,979
Steinhoff International Holdings (A)	304,305	1,872
Telkom	107,522	519
Tongaat Hulett	19,087	149
Truworths International	140,869	867
Tsogo Sun Holdings	616,169	1,078
Vodacom Group	183,132	1,827

		74,266

South Korea — 12.7%
BGF retail	6,710	1,143
Chongkundang Holdings (A)	1,449	112
CJ CGV (A)	21,551	1,926
Coway	120,779	8,534
Daewoo International (A)	83,659	1,475
Dongbu Insurance (A)	30,025	1,555
E-Mart	9,061	1,761

Description	Shares	Market Value ($ Thousands)

GS Engineering & Construction (A)	47,523	$995
GS Home Shopping	7,836	1,273
GS Retail	39,074	2,013
Hanil Cement	1,745	196
Hanon Systems (A)	33,545	1,112
Hanwha	42,418	1,400
Hanwha Life Insurance	204,958	1,410
Hanwha Techwin (A)	41,856	1,104
Hite Jinro (A)	28,341	547
Hotel Shilla (A)	15,771	1,538
Hyosung	29,507	2,822
Hyundai Marine & Fire Insurance	79,784	2,049
Hyundai Motor (A)	46,010	6,425
Kangwon Land	91,847	3,283
KB Financial Group ADR (A)	115,597	3,397
KCC	11,089	3,900
Kia Motors	25,604	1,160
KONA I	25,923	967
Korea Aerospace Industries	15,557	898
KT	18,069	470
KT ADR	145,000	1,895
KT&G	47,669	4,486
LF	16,119	446
LG (A)	61,430	3,163
LG Chem	15,000	3,654
LG Display	64,675	1,250
LG Display ADR	134,540	1,278
LG International	32,893	755
LG Uplus	188,781	1,933
Lotte Chemical	16,974	3,917
Lotte Chilsung Beverage (A)	2,083	4,244
Lotte Confectionery (A)	2,421	4,487
LS Industrial Systems	20,289	779
NAVER	11,176	4,852
NCSoft	33,150	5,322
S-1, Cl 1 (A)	19,573	1,541
Samsung Electronics	43,927	42,378
Samsung Engineering (A)	67,293	1,762
Samsung Life Insurance	63,342	5,292
Seah Besteel	12,579	320
SFA Engineering (A)	75,193	2,869
Shinhan Financial Group	81,061	2,846
SK Holdings	8,231	1,699
SK Hynix	126,658	3,640
SK Telecom	8,294	1,842
SK Telecom ADR	471,929	11,515
Sung Kwang Bend (A)	63,500	550
Tongyang Life Insurance	38,651	464
Vieworks (A)	45,697	1,298
Yuhan	12,015	2,471

		176,413

Switzerland — 0.0%
Wizz Air Holdings* (C)	10,922	339

SEI Institutional International Trust / Annual Report / September 30, 2015	25

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Continued)

September 30, 2015

Description	Shares	Market Value ($ Thousands)

Taiwan — 10.2%
Advanced Semiconductor Engineering	3,653,000	$3,953
Asustek Computer	482,000	4,157
Catcher Technology	228,000	2,447
Cathay Financial Holding	1,969,987	2,704
Chailease Holding	319,404	502
Cheng Shin Rubber Industry	454,000	748
Cheng Uei Precision Industry	225,000	316
Chicony Electronics	622,075	1,436
China Motor	1,567,000	1,101
China Steel Chemical	381,800	1,184
Compal Electronics	1,372,000	782
CTBC Financial Holding	3,406,088	1,763
CTCI	1,148,000	1,374
Eclat Textile	180,546	2,864
Elite Advanced Laser	218,400	882
eMemory Technology	259,800	2,574
Far Eastern New Century	832,653	742
Farglory Land Development	297,043	314
Fubon Financial Holding	1,625,000	2,550
Hermes Microvision	73,600	2,783
Highwealth Construction	633,100	897
Hiwin Technologies	178,630	958
Hon Hai Precision Industry	4,736,367	12,390
Hota Industrial Manufacturing	595,000	1,912
Hu Lane Associate	460,600	1,776
Kenda Rubber Industrial	224,702	321
King Yuan Electronics	616,000	393
King’s Town Bank	802,000	569
Largan Precision	54,200	4,250
Lite-On Technology	1,263,296	1,164
Makalot Industrial	241,094	1,997
MediaTek	1,012,100	7,528
Mega Financial Holding	786,000	546
Mitac Holdings	2,795,000	1,746
PChome Online	97,868	1,124
Pegatron	1,466,000	3,608
Pou Chen	1,221,000	1,840
Powertech Technology	1,016,000	1,845
Quanta Computer	1,734,000	3,026
Radiant Opto-Electronics	955,050	2,964
Realtek Semiconductor	1,110,173	1,892
Sercomm	635,411	1,568
Simplo Technology	196,000	631
Taishin Financial Holding	5,146,481	1,827
Taiwan Cement	2,958,000	3,007
Taiwan Semiconductor Manufacturing (A)	7,295,222	36,405
Teco Electric and Machinery	951,000	752
Transcend Information	260,000	658
Tung Thih Electronic	529,500	3,631
United Microelectronics	5,008,000	1,649
Vanguard International Semiconductor	1,248,000	1,414

Description	Shares	Market Value ($ Thousands)

WPG Holdings	1,716,000	$1,658
Yuanta Financial Holding	1,943,678	725

		141,847

Thailand — 2.0%
AP Thailand	2,502,800	373
Bangkok Bank Foreign	654,100	2,871
Bangkok Dusit Medical Services, Cl F (A)	1,208,600	616
Bangkok Dusit Medical Services	2,282,000	1,163
Bangkok Expressway	148,400	149
Central Pattana	788,800	974
CP ALL	3,221,100	4,243
CP Seven Eleven PCL (A)	1,166,900	1,537
Delta Electronics Thailand	290,900	706
Hana Microelectronics	292,900	229
Kasikornbank NVDR	468,700	2,204
Krung Thai Bank NVDR (A)	1,633,900	768
Major Cineplex Group (A)	280,100	247
Minor International	1,700,100	1,350
PTT (A)	568,950	3,792
PTT Global Chemical	1,384,100	2,056
Ratchaburi Electricity Generating Holding	275,700	406
Siam Cement	68,650	877
Siam Commercial Bank	180,200	667
Sino-Thai Engineering & Construction	1,220,000	816
Thai Union Group	1,770,300	897
Thanachart Capital (A)	1,188,700	1,041
Tisco Financial Group*	276,600	271

		28,253

Turkey — 2.0%
Akbank (A)	1,099,975	2,467
Anadolu Efes Biracilik Ve Malt Sanayii (A)	229,485	1,618
Arcelik	483,500	2,359
Aselsan Elektronik Sanayi Ve Ticaret (A)	495,064	2,256
Brisa Bridgestone Sabanci Sanayi ve Ticaret (A)	31,208	87
Emlak Konut Gayrimenkul Yatirim Ortakligi (A) (D)	1,987,052	1,651
Eregli Demir ve Celik Fabrikalari	804,169	993
Ford Otomotiv Sanayi	83,429	891
KOC Holding	162,377	634
Koza Altin Isletmeleri (A)	23,343	170
TAV Havalimanlari Holding	261,111	2,051
Tofas Turk Otomobil Fabrikasi	263,220	1,563
Trakya Cam Sanayii (A)	119,156	74
Tupras Turkiye Petrol Rafinerileri	79,004	1,936
Turk Hava Yollari*	185,970	491
Turkcell Iletisim Hizmetleri ADR	120,935	1,050
Turkiye Garanti Bankasi	1,810,967	4,217

26	SEI Institutional International Trust / Annual Report / September 30, 2015

Description	Shares/Number Of Participation Notes	Market Value ($ Thousands)

Turkiye Halk Bankasi (A)	229,405	$767
Turkiye Is Bankasi, Cl C	255,036	398
Ulker Biskuvi Sanayi	237,100	1,502

		27,175

United Arab Emirates — 0.5%
Abu Dhabi Commercial Bank	560,791	1,168
Air Arabia	4,346,616	1,659
Emaar Properties	2,127,100	3,752
Union National Bank	145,237	243

		6,822

United Kingdom — 0.4%
Anglo American ADR	80,640	332
SABMiller	83,755	4,733

		5,065

United States — 0.2%
Bizlink Holding	251,596	1,100
Freeport-McMoRan (A)	122,190	1,184
PriceSmart	9,313	720

		3,004

Total Common Stock (Cost $1,518,775) ($ Thousands)		1,242,501

EXCHANGE TRADED FUNDS — 3.9%

United States — 3.9%
iPath MSCI India Index ETN	127,879	8,463
iShares MSCI Emerging Markets ETF	1,153,591	37,815
iShares MSCI India ETF	295,900	8,454

Total Exchange Traded Funds (Cost $55,368) ($ Thousands)		54,732

PARTICIPATION NOTES — 2.2%

India — 1.0%
Axis Bank, Expires 06/13/18	333,372	2,521
Dr Reddy’s Laboratories, Expires 11/02/18	33,600	2,134
IRB Infrastructure Developers, Expires 06/25/20	701,669	2,541
State Bank of India, Expires 05/31/18	545,966	1,976
Tata Motors, Expires 06/25/20	516,839	2,355
UPL, Expires 03/18/19	193,100	1,351
Zee Entertainment Enterprises, Expires 09/03/19*	124,429	745

		13,623

China — 0.7%
China Vanke, Expires 06/29/20*	2,194,200	4,390
Fuyao Glass Industry Group, Expires 11/25/15	612,428	1,138

Description	Number Of Participation Notes/Shares	Market Value ($ Thousands)

Hangzhou Hikvision Digital Technology, Expires 06/29/20	443,800	$2,273
Huangshan Tourism Development, Expires 12/09/19	221,034	661
Wuliangye Yibin, Expires 06/29/20*	125,600	508

		8,970

Switzerland — 0.2%
CITIC Securities, Expires 10/22/19*	499,527	1,066
Qingdao Haier, Expires 10/22/19*	1,545,758	2,202

		3,268

United Kingdom — 0.1%
Mouswat Medical, Expires 03/05/18*	33,231	1,079

Kuwait — 0.1%
National Bank of Kuwait, Expires 03/24/16	366,010	979

Saudi Arabia — 0.1%
Al Tayyar, Expires 03/05/18	43,600	878
Bupa Arabia, Expires 10/10/16*	8,114	535
Bupa Arabia, Expires 04/05/17	5,386	359

		1,772

Vietnam — 0.0%
Hoa Phat Group JSC, Expires 07/24/18*	377,200	505

Total Participation Notes (Cost $37,770) ($ Thousands)		30,196

PREFERRED STOCK — 1.2%

Brazil — 1.0%
Banco Bradesco	356,400	1,907
Banco do Estado do Rio Grande do Sul	183,500	260
Braskem	90,300	380
Cia Energetica de Sao Paulo, Cl B	103,700	396
Cia Paranaense de Energia	77,500	637
Itau Unibanco Holding	621,006	4,106
Itau Unibanco Holding ADR	440,104	2,914
Itausa - Investimentos Itau	44,977	81
Metalurgica Gerdau, Cl A	369,960	272
Petroleo Brasileiro ADR, Cl A*	235,300	866
Suzano Papel e Celulose, Cl A	208,800	1,006
Vale, Cl A	244,900	818

		13,643

Colombia — 0.0%
Banco Davivienda	67,371	523

SEI Institutional International Trust / Annual Report / September 30, 2015	27

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Concluded)

September 30, 2015

Description		Shares/Number Of Rights/Face Amount (1) (Thousands)	Market Value ($ Thousands)

South Korea — 0.2%
Samsung Electronics		2,503	$1,946

Total Preferred Stock (Cost $35,480) ($ Thousands)			16,112

RIGHTS — 0.0%

Taiwan — 0.0%
Pchome Online, Expires 10/05/2015*		6	3

Total Rights (Cost $—) ($ Thousands)			3

DEBENTURE BOND — 0.0%

Brazil — 0.0%
Vale, Ser 1997
0.000%, 09/30/2049 (E)	BRL	8	—

Total Debenture Bond (Cost $—) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 9.8%
SEI Liquidity Fund, L.P.
0.050%†** (F)		135,644,659	135,645

Total Affiliated Partnership (Cost $135,645) ($ Thousands)			135,645

CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.030%†**		12,202,592	12,203

Total Cash Equivalent (Cost $12,203) ($ Thousands)			12,203

TIME DEPOSITS — 2.2%
Brown Brothers Harriman
5.750%, 10/01/2015	ZAR	560	40
0.154%, 10/01/2015	NOK	—	—
0.100%, 10/01/2015	SGD	—	—
0.058%, 10/01/2015	CAD	22	17
0.057%, 10/01/2015	GBP	—	—
0.030%, 10/01/2015		29,756	29,756
0.005%, 10/01/2015	HKD	5,352	691
(0.238)%, 10/01/2015	EUR	49	54
(0.733)%, 10/01/2015	SEK	—	—

Total Time Deposits (Cost $30,558) ($ Thousands)			30,558

Total Investments — 109.8% (Cost $1,825,799) ($ Thousands)			$1,521,950

Percentages are based on a Net Assets of $1,386,630 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2015.

†	Investment in Affiliated Security.

(1)	In U.S. dollars unless otherwise indicated.

(A)	This security or a partial position of this security is on loan at September 30, 2015. The total market value of securities on loan at September 30, 2015 was $131,380 ($ Thousands).

(B)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2015 was $222 ($ Thousands) and represented 0.0% of Net Assets.

(C)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D)	Real Estate Investment Trust.

(E)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2015.

(F)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of September 30, 2015 was $135,645 ($ Thousands).

ADR — American Depositary Receipt

BRL — Brazilian Real

CAD — Canadian Dollar

Cl — Class

ETF — Exchange Traded Fund

ETN — Exchange Traded Note

EUR — Euro

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

L.P. — Limited Partnership

MSCI — Morgan Stanley Capital International

NOK — Norwegian Krone

NVDR — Non-Voting Depositary Receipt

SEK — Swedish Krona

Ser — Series

SGD — Singapore Dollar

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2015, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$1,242,279	$—	$222	$1,242,501
Exchange Traded Funds	54,732	—	—	54,732
Participation Notes	—	30,196	—	30,196
Preferred Stock	16,112	—	—	16,112
Rights	3	—	—	3
Affiliated Partnership	—	135,645	—	135,645
Cash Equivalent	12,203	—	—	12,203
Time Deposits	—	30,558	—	30,558

Total Investments in Securities	$1,325,329	$196,399	$222	$1,521,950

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For the year ended September 30, 2015, there were no transfers into Level 3 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

28	SEI Institutional International Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

International Fixed Income Fund

September 30, 2015

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

GLOBAL BONDS — 92.8%

Australia — 3.2%
Aurizon Network MTN
2.000%, 09/18/2024	EUR	300	$315
Australia & New Zealand Banking Group MTN
3.625%, 07/18/2022	EUR	300	397
Commonwealth Bank of Australia
1.375%, 01/22/2019	EUR	560	647
Government of Australia
4.500%, 04/21/2033		135	113
3.750%, 04/21/2037		845	641
3.250%, 04/21/2025		4,590	3,394
2.750%, 04/21/2024		1,785	1,272
Government of Australia, Ser 122
5.250%, 03/15/2019		4,825	3,772
Government of Australia, Ser 124
5.750%, 05/15/2021		5,300	4,422
Queensland Treasury, Ser 17
6.000%, 09/14/2017		780	590
Westpac Banking MTN
1.500%, 03/24/2021	EUR	220	257
1.375%, 04/17/2020	EUR	230	266

			16,086

Austria — 0.4%
Republic of Austria
4.150%, 03/15/2037		55	92
3.650%, 04/20/2022		290	394
3.200%, 02/20/2017		600	701
3.150%, 06/20/2044		150	227
1.950%, 06/18/2019		280	336
1.650%, 10/21/2024		225	271

			2,021

Belgium — 0.8%
Kingdom of Belgium
3.750%, 06/22/2045		338	541
3.000%, 06/22/2034		350	479

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

1.000%, 06/22/2031		710	$738
0.800%, 06/22/2025		715	790
Kingdom of Belgium, Ser 44
5.000%, 03/28/2035		150	262
Kingdom of Belgium, Ser 58
3.750%, 09/28/2020		496	654
Kingdom of Belgium, Ser 69
1.250%, 06/22/2018		545	631

			4,095

Brazil — 0.8%
Brazil Letras do Tesouro Nacional
13.871%, 01/01/2016 (A)		8,020	1,946
Brazil Notas do Tesouro Nacional
10.000%, 01/01/2017		2,800	660
Brazil Notas do Tesouro Nacional, Serie B
6.000%, 08/15/2050	BRL	150	84
6.000%, 05/15/2055		153	89
Brazil Notas do Tesouro Nacional, Serie F
10.000%, 01/01/2025		5,136	931
Raizen Energy Finance
7.000%, 02/01/2017 (B)	USD	270	274

			3,984

Canada — 4.0%
Bank of Nova Scotia MTN
0.750%, 09/17/2021		570	641
Bell Canada MTN
5.000%, 02/15/2017		270	211
4.700%, 09/11/2023		80	66
3.350%, 06/18/2019		29	23
3.250%, 06/17/2020		95	73
Bombardier
6.000%, 10/15/2022 (B)	USD	210	156
Canada Housing Trust No. 1
4.100%, 12/15/2018		1,390	1,138
1.700%, 12/15/2017		1,065	810
CDP Financial
4.400%, 11/25/2019 (B)	USD	850	934
Government of Canada
5.750%, 06/01/2033		900	1,038
5.000%, 06/01/2037		1,300	1,440
4.250%, 12/01/2021		612	588
4.000%, 06/01/2041		1,035	1,039
3.500%, 12/01/2045		85	81
2.500%, 06/01/2024		1,425	1,164
2.000%, 06/01/2016		1,595	1,201
1.750%, 09/01/2019		1,000	777
1.500%, 09/01/2017		1,945	1,477
Muskrat Falls
3.630%, 06/01/2029		340	291
National Bank of Canada
1.500%, 03/25/2021	EUR	567	665

SEI Institutional International Trust / Annual Report / September 30, 2015	29

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2015

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

NOVA Chemicals
5.250%, 08/01/2023 (B)	USD	150	$145
Province of British Columbia
3.250%, 12/18/2021		1,150	933
2.250%, 03/01/2019		575	445
Province of Manitoba Canada
3.850%, 12/01/2021		710	591
Province of Ontario Canada
3.500%, 06/02/2024		1,200	979
3.450%, 06/02/2045		245	187
3.150%, 06/02/2022		2,000	1,605
Province of Quebec Canada
3.500%, 12/01/2045		145	110
3.000%, 09/01/2023		500	395
Quebecor Media
5.750%, 01/15/2023	USD	128	126
Rogers Communications
4.000%, 06/06/2022		165	130
Teck Resources
4.500%, 01/15/2021		305	206
Yamana Gold
4.950%, 07/15/2024	USD	324	289

			19,954

China — 0.1%
Tencent Holdings MTN
3.375%, 05/02/2019 (B)	USD	390	397

Colombia — 0.0%
Ecopetrol
7.375%, 09/18/2043		121	111
5.875%, 05/28/2045	USD	109	83

			194

Czech Republic — 0.1%
Government of Czech Republic
4.700%, 09/12/2022		1,500	81
3.875%, 05/24/2022	EUR	50	67
Government of Czech Republic, Ser 51
4.000%, 04/11/2017		8,050	352

			500

Denmark — 1.3%
Danske Bank
5.375%, 09/29/2021 (C)	GBP	170	270
3.875%, 10/04/2023 (C)	EUR	150	177
3.500%, 04/16/2018	EUR	155	188
DONG Energy MTN
5.750%, 04/09/2040	GBP	200	361
Kingdom of Denmark
4.500%, 11/15/2039		1,300	319
4.000%, 11/15/2017		1,600	260
3.000%, 11/15/2021		21,800	3,778
1.500%, 11/15/2023		670	108

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

0.100%, 11/15/2023		5,840	$899

			6,360

Finland — 0.3%
Elisa MTN
2.250%, 10/04/2019		300	352
Government of Finland
2.625%, 07/04/2042		55	78
1.500%, 04/15/2023		340	407
Nordea Bank Finland MTN
2.375%, 07/17/2017		190	221
2.250%, 05/03/2019		170	204

			1,262

France — 7.5%
ALD International MTN
2.000%, 05/26/2017		500	570
Arkema MTN
3.850%, 04/30/2020		200	251
1.500%, 01/20/2025		300	318
AXA MTN
5.625%, 01/16/2054 (C)	GBP	302	451
BNP Paribas
5.019%, 12/31/2049 (C)		100	115
4.730%, 04/12/2049 (C)		200	225
BNP Paribas Home Loan SFH MTN
3.125%, 03/22/2022		200	261
BPCE MTN
6.117%, 10/29/2049 (C)		150	180
5.250%, 04/16/2029	GBP	100	157
4.500%, 03/15/2025 (B)	USD	215	207
1.375%, 05/22/2019		200	228
BPCE SFH
1.750%, 11/29/2019		600	713
Bureau Veritas
3.125%, 01/21/2021		100	119
Caisse Centrale du Credit Immobilier de France MTN
1.125%, 04/22/2019		100	115
Caisse de Refinancement de l’Habitat
3.750%, 12/12/2016		400	467
3.500%, 04/25/2017		350	412
Caisse Francaise de Financement Local MTN
4.875%, 07/03/2017		220	267
3.750%, 05/18/2016		225	257
3.625%, 02/26/2018		63	76
Christian Dior
1.375%, 06/19/2019		300	340
Credit Agricole MTN
6.637%, 05/29/2049 (C)		335	343
0.875%, 01/19/2022		600	646

30	SEI Institutional International Trust / Annual Report / September 30, 2015

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Credit Agricole Home Loan SFH MTN
3.250%, 03/23/2017		100	$117
2.875%, 09/09/2016		300	344
Dexia Credit Local MTN
2.000%, 01/22/2021		200	241
1.625%, 10/29/2018		565	658
1.375%, 09/18/2019		500	581
0.625%, 01/21/2022		1,550	1,727
Electricite de France MTN
6.500%, 01/26/2019 (B)	USD	250	287
5.375%, 12/12/2049 (C)		100	115
4.500%, 11/12/2040		250	344
Ephios Bondco
6.250%, 07/01/2022 (B)		160	178
France Government Bond OAT
0.500%, 05/25/2025 (E)		5,605	6,027
French Treasury Note
1.000%, 07/25/2017		850	969
Government of France
4.750%, 04/25/2035		85	144
4.500%, 04/25/2041		220	383
4.000%, 10/25/2038		285	454
3.250%, 05/25/2045		1,205	1,759
2.500%, 05/25/2030		1,875	2,394
2.250%, 05/25/2024		1,515	1,909
1.000%, 05/25/2019		1,280	1,481
0.500%, 11/25/2019		2,040	2,319
HSBC SFH France MTN
2.000%, 10/16/2023		700	858
Iliand
4.875%, 06/01/2016		300	343
Infra Foch
2.125%, 04/16/2025		1,000	1,103
Klepierre MTN
1.000%, 04/17/2023 (D)		100	106
Lafarge MTN
4.750%, 03/23/2020		195	248
Orange MTN
5.000%, 10/20/2049 (C)		130	142
Publicis Groupe
1.125%, 12/16/2021		600	662
RCI Banque MTN
5.625%, 10/05/2015		500	558
Renault MTN
3.625%, 09/19/2018		450	533
Sanofi MTN
2.500%, 11/14/2023		200	243
Societe Generale
5.922%, 04/05/2017 (B) (C)		180	182
5.750%, 04/20/2016 (B)	USD	111	114
3.875%, 12/17/2015	GBP	100	152
Societe Generale SFH MTN
3.250%, 06/06/2016		400	456
Unibail-Rodamco MTN
2.375%, 02/25/2021 (D)		500	595

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Veolia Environnement MTN
4.625%, 03/30/2027		200	$282
Wendel
5.875%, 09/17/2019		800	1,047
2.500%, 02/09/2027		300	308

			37,081

Germany — 7.6%
Allianz
2.241%, 07/07/2045 (C)		500	504
Bundesobligation
0.500%, 02/23/2018		850	966
0.000%, 04/17/2020		2,230	2,497
Bundesrepublik Deutschland
6.250%, 01/04/2030		770	1,479
4.750%, 09/20/2033		300	496
4.000%, 01/04/2037		210	357
2.500%, 07/04/2044		390	561
2.500%, 08/15/2046		200	289
2.250%, 09/04/2021		100	126
1.500%, 09/04/2022		720	875
1.500%, 05/15/2024		800	976
1.000%, 08/15/2025		310	360
0.500%, 02/15/2025		2,059	2,292
Bundesrepublik Deutschland, Ser 03
4.750%, 07/04/2034		630	1,137
Bundesrepublik Deutschland, Ser 08
4.250%, 07/04/2018		835	1,047
Bundesschatzanweisungen
0.000%, 12/11/2015		11,000	12,284
Continental MTN
3.125%, 09/09/2020		600	725
Deutsche Annington Finance MTN
2.125%, 07/09/2022		177	199
Deutsche Bank
1.250%, 09/08/2021		1,000	1,102
Deutsche Bundesrepublik Inflation Linked Bond
0.100%, 04/15/2023		1,239	1,449
Deutsche Telekom International Finance MTN
7.375%, 12/04/2019	GBP	200	366
E.ON International Finance MTN
6.000%, 10/30/2019	GBP	300	511
FMS Wertmanagement
1.125%, 12/07/2016		600	911
Grand City Properties
1.500%, 04/17/2025		1,400	1,393
Infineon Technologies
1.000%, 09/10/2018		100	111
KFW
3.875%, 01/21/2019		575	725
3.375%, 08/30/2017	CHF	370	408

SEI Institutional International Trust / Annual Report / September 30, 2015	31

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2015

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Linde Finance MTN
3.875%, 06/01/2021		450	$589
Muenchener Rueckversicherungs MTN
6.250%, 05/26/2042 (C)		200	267
ProSiebenSat.1 Media
2.625%, 04/15/2021		300	343
RWE Finance MTN
6.500%, 08/10/2021		120	167
Vier Gas Transport GmbH MTN
2.875%, 06/12/2025		200	244
Volkswagen Financial Services MTN
1.750%, 08/21/2017		230	339
Wuerth Finance International MTN
1.750%, 05/21/2020		150	175
1.000%, 05/19/2022		500	556
ZF North America Capital
4.000%, 04/29/2020 (B)		180	171

			36,997

Hong Kong — 0.2%
Hutchison Whampoa Finance 14
1.375%, 10/31/2021	EUR	935	1,027

Indonesia — 0.2%
Indonesia Government International Bond MTN
2.875%, 07/08/2021		730	780

Ireland — 1.7%
AIB Mortgage Bank MTN
2.625%, 07/29/2016		400	455
Bank of Ireland MTN
4.250%, 06/11/2024 (C)		800	903
Bank of Ireland Mortgage Bank
1.750%, 03/19/2019		450	526
Ireland Government Bond
5.400%, 03/13/2025		1,008	1,539
4.500%, 10/18/2018		345	438
4.500%, 04/18/2020		450	598
3.400%, 03/18/2024		1,035	1,373
2.400%, 05/15/2030		680	822
2.000%, 02/18/2045		950	1,010
0.800%, 03/15/2022		300	338

			8,002

Israel — 0.0%
Israel Government Bond
4.250%, 03/31/2023		750	229

Italy — 7.0%
Assicurazioni Generali MTN
7.750%, 12/12/2042 (C)		300	393

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Banca Monte dei Paschi di Siena
5.000%, 02/09/2018		230	$284
4.875%, 09/15/2016		700	813
Banco Popolare SC MTN
3.500%, 03/14/2019		350	398
Buoni Poliennali Del Tesoro
4.000%, 02/01/2037		450	617
Edison MTN
3.875%, 11/10/2017		600	716
Eni MTN
3.625%, 01/29/2029		600	755
FCA Capital Ireland MTN
2.875%, 01/26/2018		210	241
2.625%, 04/17/2019		350	400
Intesa Sanpaolo MTN
5.250%, 01/12/2024	USD	375	400
5.017%, 06/26/2024 (B)	USD	200	197
4.000%, 11/09/2017		368	438
3.928%, 09/15/2026		550	616
1.125%, 03/04/2022		200	211
Italy Buoni Poliennali Del Tesoro
5.500%, 09/01/2022		400	570
5.500%, 11/01/2022		1,325	1,891
5.000%, 08/01/2034		1,575	2,421
4.750%, 09/01/2021		3,250	4,388
4.750%, 08/01/2023		542	751
4.750%, 09/01/2044		300	465
4.500%, 05/01/2023		1,130	1,538
4.500%, 03/01/2024		1,750	2,398
4.000%, 09/01/2020		1,555	2,003
3.750%, 05/01/2021		561	720
3.750%, 09/01/2024		1,265	1,655
3.500%, 03/01/2030		1,290	1,669
2.600%, 09/15/2023		968	1,244
2.500%, 12/01/2024		200	239
1.500%, 08/01/2019		1,955	2,259
1.350%, 04/15/2022		1,707	1,921
1.150%, 05/15/2017		2,135	2,423

			35,034

Japan — 20.1%
Government of Japan
0.100%, 09/10/2024		330,000	2,927
Government of Japan 10 Year Bond
0.800%, 09/20/2023		820,350	7,181
0.600%, 03/20/2024		684,000	5,889
0.400%, 06/20/2025		300,000	2,522
0.300%, 12/20/2024		83,700	700
Government of Japan 10 Year Bond, Ser 301
1.500%, 06/20/2019		85,300	751
Government of Japan 10 Year Bond, Ser 308
1.300%, 06/20/2020		295,600	2,612

32	SEI Institutional International Trust / Annual Report / September 30, 2015

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)

Government of Japan 10 Year Bond, Ser 313
1.300%, 03/20/2021	750,000	$6,681

Government of Japan 10 Year Bond, Ser 314
1.100%, 03/20/2021	157,700	1,390
Government of Japan 20 Year Bond
1.700%, 06/20/2033	444,850	4,166
1.400%, 09/20/2034	525,000	4,648
Government of Japan 20 Year Bond, Ser 106
2.200%, 09/20/2028	110,900	1,114
Government of Japan 20 Year Bond, Ser 112
2.100%, 06/20/2029	249,200	2,482
Government of Japan 20 Year Bond, Ser 128
1.900%, 06/20/2031	55,000	535
Government of Japan 20 Year Bond, Ser 140
1.700%, 09/20/2032	34,850	328
Government of Japan 20 Year Bond, Ser 143
1.600%, 03/20/2033	298,400	2,761
Government of Japan 20 Year Bond, Ser 144
1.500%, 03/20/2033	146,650	1,337
Government of Japan 20 Year Bond, Ser 55
2.000%, 03/21/2022	107,000	1,004
Government of Japan 20 Year Bond, Ser 99
2.100%, 12/20/2027	395,100	3,916
Government of Japan 30 Year Bond, Ser 30
2.300%, 03/20/2039	322,500	3,255
Government of Japan 30 Year Bond, Ser 33
2.000%, 09/20/2040	827,000	7,933
Government of Japan 30 Year Bond, Ser 34
2.200%, 03/20/2041	55,700	554
Government of Japan 30 Year Bond, Ser 36
2.000%, 03/20/2042	94,450	906
Government of Japan 30 Year Bond, Ser 38
1.800%, 03/20/2043	271,650	2,503
Government of Japan 30 Year Bond, Ser 44
1.700%, 09/20/2044	141,000	1,269
Government of Japan 40 Year Bond, Ser 6
1.900%, 03/20/2053	20,000	187

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Government of Japan 5 Year Bond
0.300%, 09/20/2018		1,063,600	$8,954

Government of Japan 5 Year Bond, Ser 106
0.200%, 09/20/2017		850,000	7,122
Japan Treasury Discount Bill
0.000%, 10/13/2015 (A)		220,000	1,837
0.000%, 10/26/2015 (A)		220,000	1,837
0.000%, 11/16/2015 (A)		200,000	1,670
0.000%, 12/21/2015 (A)		680,000	5,678
0.000%, 12/28/2015 (A)		210,000	1,754
Mizuho Financial Group Cayman 3
4.600%, 03/27/2024	USD	306	318
SMFG Preferred Capital
10.231%, 01/25/2029 (C)	GBP	475	1,085

			99,806

Luxembourg — 0.1%
Eurofins Scientific
3.375%, 01/30/2023		300	332
2.250%, 01/27/2022		200	210

			542

Malaysia — 0.2%
Malaysia Government Bond
5.734%, 07/30/2019		1,500	360
3.955%, 09/15/2025		1,135	254
3.418%, 08/15/2022		445	97

			711

Mexico — 0.5%
Mexican Bonos
8.000%, 06/11/2020		12,606	830
7.750%, 11/13/2042		11,690	760
Mexican Bonos, Ser M
6.500%, 06/10/2021		5,356	331
Mexican Bonos, Ser M20
10.000%, 12/05/2024		1,941	146
United Mexican States MTN
1.625%, 03/06/2024		416	431

			2,498

Netherlands — 4.4%
ABN AMRO Bank MTN
6.375%, 04/27/2021		245	323
4.310%, 03/29/2049 (C)		155	173
2.875%, 06/30/2025 (C)		550	619
Achmea MTN
2.500%, 11/19/2020		625	734
Achmea Bank MTN
2.750%, 02/18/2021		150	177
Akzo Nobel Sweden Finance MTN
2.625%, 07/27/2022	EUR	150	181

SEI Institutional International Trust / Annual Report / September 30, 2015	33

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2015

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Akzo Nobel MTN
8.000%, 04/06/2016	GBP	205	$321
ASML Holding
3.375%, 09/19/2023		450	557
Bharti Airtel International
4.000%, 12/10/2018		270	320
Coco-Cola HBC Finance
2.375%, 06/18/2020		750	876
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875%, 03/19/2020		300	393
5.500%, 01/22/2049 (C)		600	666
2.500%, 05/26/2026 (C)		260	287
Delta Lloyd MTN
4.375%, 06/29/2049 (C)		100	94
Geberit International
0.688%, 03/30/2021		1,100	1,213
Generali Finance MTN
4.596%, 11/30/2049 (C)		550	567
ING Bank MTN
5.800%, 09/25/2023 (B)	USD	375	407
3.375%, 03/23/2017		125	147
Kingdom of Netherlands
5.500%, 01/15/2028		295	502
4.000%, 01/15/2037		300	503
3.750%, 01/15/2042		60	102
2.750%, 01/15/2047		2,350	3,452
2.250%, 07/15/2022		610	768
2.000%, 07/15/2024		625	780
1.750%, 07/15/2023		1,890	2,312
1.250%, 01/15/2019		485	565
0.250%, 01/15/2020		340	384
0.250%, 07/15/2025		1,430	1,517
0.250%, 07/15/2025		110	117
NN Group
4.625%, 04/08/2044 (C)		675	748
Shell International Finance
2.250%, 01/06/2023	USD	825	788
2.000%, 11/15/2018	USD	560	566
TenneT Holding
2.125%, 11/01/2020		350	416

			21,575

New Zealand — 0.2%
Government of New Zealand
5.500%, 04/15/2023		320	239
3.000%, 04/15/2020		590	382
Westpac Securities MTN
0.875%, 06/24/2019	EUR	100	114

			735

Norway — 0.4%
DNB Bank
6.012%, 01/29/2049 (C)	GBP	150	233

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Eksportfinans
2.375%, 05/25/2016	USD	200	$200
Government of Norway
4.500%, 05/22/2019		2,325	310
2.000%, 05/24/2023		645	79
Kommunalbanken MTN
1.000%, 03/15/2018 (B)	USD	800	799
SpareBank 1 Boligkreditt MTN
2.375%, 11/22/2016	EUR	170	195

			1,816

Poland — 0.3%
Republic of Poland
5.250%, 01/20/2025		85	126
5.125%, 04/21/2021	USD	135	152
3.250%, 07/25/2025		575	156
2.500%, 07/25/2018		710	189
Republic of Poland, Ser 1019
5.500%, 10/25/2019		670	199
Republic of Poland, Ser 1021
5.750%, 10/25/2021		3,490	1,081

			1,903

Portugal — 0.3%
Caixa Geral de Depositos MTN
3.000%, 01/15/2019		300	363
EDP Finance MTN
2.625%, 01/18/2022		440	490
Portugal Obrigacoes do Tesouro OT
3.875%, 02/15/2030		215	267

			1,120

Romania — 0.0%
Romanian Government International Bond MTN
4.625%, 09/18/2020	EUR	40	51
3.625%, 04/24/2024	EUR	20	24

			75

Singapore — 0.2%
Government of Singapore
4.000%, 09/01/2018		495	373
3.125%, 09/01/2022		275	203
Temasek Financial I MTN
2.375%, 01/23/2023 (B)	USD	495	489

			1,065

Slovak Republic — 0.0%
Slovakia Government Bond
3.375%, 11/15/2024		110	151

34	SEI Institutional International Trust / Annual Report / September 30, 2015

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)

South Africa — 0.3%
Republic of South Africa
8.250%, 09/15/2017	6,600	$486
8.000%, 01/31/2030	2,820	190
7.750%, 02/28/2023	4,095	287
7.000%, 02/28/2031	5,005	304

		1,267

South Korea — 0.6%
Korea Treasury Bond
4.250%, 06/10/2021	1,270,230	1,213
4.000%, 12/10/2031	574,090	603
3.750%, 12/10/2033	133,450	138
3.500%, 03/10/2024	194,510	183
3.250%, 09/10/2018	520,990	460
3.000%, 09/10/2024	186,630	170
2.750%, 03/10/2018	511,230	443

		3,210

Spain — 4.6%
Banco Popular Espanol
8.250%, 04/29/2049 (C)	200	214
4.000%, 10/18/2016	100	116
3.750%, 01/22/2019	100	124
2.125%, 10/08/2019	100	118
Bankia
4.125%, 03/24/2036	350	492
CaixaBank
0.057%, 01/09/2018 (B) (C)	200	221
Criteria CaixaHolding MTN
1.625%, 04/21/2022	800	830
Ferrovial Emisiones MTN
3.375%, 06/07/2021	475	582
Fondo de Amortizacion del Deficit Electrico MTN
4.125%, 03/17/2017	200	236
2.250%, 12/17/2016	700	800
Government of Spain
6.000%, 01/31/2029	465	738
5.900%, 07/30/2026	125	192
5.500%, 07/30/2017	315	386
5.500%, 04/30/2021	1,980	2,738
4.700%, 07/30/2041	1,229	1,798
4.400%, 10/31/2023	680	916
4.200%, 01/31/2037	475	648
3.800%, 04/30/2024	1,000	1,297
3.300%, 07/30/2016	2,400	2,751
2.750%, 10/31/2024	790	951
1.950%, 07/30/2030	1,510	1,592
1.800%, 11/30/2024	999	1,196
1.400%, 01/31/2020	885	1,015
0.500%, 10/31/2017	1,285	1,443

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Santander Consumer Finance
3.875%, 03/23/2016		200	$227
Santander International Debt MTN
4.625%, 03/21/2016		700	797
Telefonica Emisiones SAU MTN
5.375%, 02/02/2018		185	300
5.289%, 12/09/2022	GBP	250	418

			23,136

Supra-National — 1.0%
European Financial Stability Facility
1.625%, 07/17/2020	EUR	1,700	2,033
European Investment Bank MTN
2.750%, 09/15/2021	EUR	1,000	1,278
1.375%, 09/15/2021	EUR	575	683
International Bank for Reconstruction & Development MTN
1.000%, 12/28/2016		600	911

			4,905

Sweden — 1.0%
Kingdom of Sweden
3.500%, 03/30/2039		260	41
1.500%, 11/13/2023		1,020	131
Kingdom of Sweden, Ser 1047
5.000%, 12/01/2020		3,700	554
Kingdom of Sweden, Ser 1052
4.250%, 03/12/2019		5,275	726
Kingdom of Sweden, Ser 1054
3.500%, 06/01/2022		3,535	510
Nordea Bank MTN
4.500%, 03/26/2020	EUR	225	283
4.000%, 03/29/2021	EUR	255	318
Skandinaviska Enskilda Banken MTN
1.875%, 11/14/2019	EUR	175	204
Stadshypotek MTN
4.250%, 10/10/2017		600	434
Svenska Handelsbanken
2.656%, 01/15/2024 (C)	EUR	651	745
Swedbank Hypotek MTN
1.125%, 05/21/2021		600	692
Sweden Government Bond
2.500%, 05/12/2025		1,345	187
Vattenfall
3.000%, 03/19/2077 (C)		175	146

			4,971

Switzerland — 1.2%
Aquarius and Investments for Zurich Insurance MTN
4.250%, 10/02/2043 (C)		100	119

SEI Institutional International Trust / Annual Report / September 30, 2015	35

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2015

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Credit Suisse NY MTN
3.625%, 09/09/2024		260	$260
Credit Suisse MTN
5.750%, 09/18/2025 (C)	EUR	250	308
4.750%, 08/05/2019	EUR	400	512
Dufry Finance
4.500%, 07/15/2022		235	268
4.500%, 08/01/2023		100	114
Glencore Australia Holdings MTN
4.500%, 09/19/2019		900	590
Glencore Finance Europe MTN
3.375%, 09/30/2020		290	275
Glencore Funding
4.125%, 05/30/2023 (B)		94	74
2.125%, 04/16/2018 (B)		242	208
Government of Switzerland
3.000%, 05/12/2019		160	187
2.000%, 04/28/2021		1,070	1,254
2.000%, 05/25/2022		110	131
1.500%, 04/30/2042		120	148
1.250%, 06/11/2024		100	116
Switzerland Government Bond
3.500%, 04/08/2033		100	157
UBS Group Funding Jersey
4.125%, 09/24/2025 (B)		220	219
UBS MTN
6.625%, 04/11/2018	GBP	150	254
6.375%, 07/20/2016	GBP	160	252
4.750%, 02/12/2026 (C)	EUR	500	586
Zurich Finance USA MTN
6.500%, 10/14/2015		500	559

			6,591

Thailand — 0.1%
Thailand Government Bond
4.675%, 06/29/2044		1,800	58
3.650%, 12/17/2021		16,020	469
3.625%, 06/16/2023		7,815	229

			756

Turkey — 0.0%
Republic of Turkey
5.500%, 02/16/2017	EUR	50	59

United Arab Emirates — 0.1%
Emirates Telecommunications MTN
2.750%, 06/18/2026	EUR	275	325

United Kingdom — 15.3%
AA Bond
4.720%, 07/02/2043		500	796

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Abbey National Treasury Services MTN
5.250%, 02/16/2029		450	$867
5.125%, 04/14/2021		300	525
4.250%, 04/12/2021	EUR	350	470
1.750%, 01/15/2018	EUR	525	601
1.125%, 01/14/2022		330	356
Anglian Water Services Financing
6.875%, 08/21/2023		230	445
Aviva MTN
6.875%, 05/22/2038 (C)	EUR	195	241
6.125%, 11/14/2036 (C)		200	321
3.375%, 12/04/2045 (C)		500	511
Bank of Scotland
7.281%, 05/29/2049 (C)		950	1,683
4.750%, 06/08/2022	EUR	290	410
Barclays Bank MTN
6.750%, 01/16/2023 (C)		350	569
6.625%, 03/30/2022	EUR	272	372
4.250%, 01/12/2022		250	425
BAT International Finance MTN
7.250%, 03/12/2024		250	494
5.375%, 06/29/2017	EUR	425	516
Bishopsgate Asset Finance
4.808%, 08/14/2044		178	277
BP Capital Markets MTN
2.177%, 09/28/2021	EUR	245	286
British American Tobacco Holdings MTN
4.000%, 07/07/2020		100	128
Canary Wharf Finance II
6.455%, 04/22/2030		15	31
5.952%, 01/22/2035		15	28
Channel Link Enterprises Finance
3.299%, 06/30/2050 (C)	EUR	700	780
Co-Operative Bank
4.750%, 11/11/2021		250	419
Coventry Building Society MTN
4.625%, 04/19/2018		230	377
CPUK Finance
3.588%, 02/28/2042		400	599
2.666%, 02/28/2042		700	1,048
Delphi Automotive
1.500%, 03/10/2025		300	306
Direct Line Insurance Group
9.250%, 04/27/2042 (C)		100	185
Eastern Power Networks MTN
6.250%, 11/12/2036		160	322
ENW Finance MTN
6.125%, 07/21/2021		350	624
Eversholt Funding MTN
6.697%, 02/22/2035		100	196
FCE Bank MTN
5.125%, 11/16/2015		350	532

36	SEI Institutional International Trust / Annual Report / September 30, 2015

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

4.825%, 02/15/2017		200	$314
1.875%, 05/12/2016	EUR	250	281
1.625%, 09/09/2016	EUR	100	113
First Hydro Finance
9.000%, 07/31/2021		220	440
Firstgroup
5.250%, 11/29/2022		200	327
Great Rolling Stock MTN
6.250%, 07/27/2020		300	522
HBOS Capital Funding
6.461%, 11/30/2049 (C)		115	184
Heathrow Funding MTN
1.875%, 05/23/2022		175	202
HSBC Bank
4.125%, 08/12/2020	USD	375	406
HSBC Capital Funding
5.130%, 03/29/2049 (C)		150	169
HSBC Holdings MTN
6.500%, 05/20/2024		250	468
Imperial Tobacco Finance MTN
8.375%, 02/17/2016	EUR	575	661
5.500%, 09/28/2026		350	612
2.250%, 02/26/2021	EUR	400	463
Intu SGS Finance MTN
3.875%, 03/17/2023 (D)		250	389
Jaguar Land Rover Automotive
5.000%, 02/15/2022		100	150
Lloyds Banking Group
7.000%, 12/29/2049 (C)		750	1,122
Lloyds TSB Bank MTN
4.625%, 02/02/2017	EUR	150	177
Merlin Entertainment
2.750%, 03/15/2022		300	313
Mondi Finance MTN
5.750%, 04/03/2017		1,100	1,320
3.375%, 09/28/2020	EUR	400	489
National Westminster Bank
6.500%, 09/07/2021		220	372
6.500%, 09/07/2021		550	929
Nationwide Building Society MTN
4.625%, 02/08/2021	EUR	550	748
4.125%, 03/20/2023 (C)	EUR	1,495	1,764
0.750%, 06/25/2019		266	302
Network Rail Infrastructure Finance MTN
4.400%, 03/06/2016	CAD	690	522
Northumbrian Water Finance
6.875%, 02/06/2023		190	361
6.000%, 10/11/2017		500	821
Rio Tinto Finance MTN
4.000%, 12/11/2029		165	246
RL Finance Bonds No. 2
6.125%, 11/30/2043 (C)		100	155

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Rolls-Royce
6.750%, 04/30/2019		100	$175
Royal Bank of Scotland
9.500%, 03/16/2022 (C)	USD	200	218
6.934%, 04/09/2018	EUR	300	373
5.125%, 01/13/2024		400	724
3.875%, 10/19/2020		123	161
Santander UK
6.222%, 05/29/2049 (C)		170	265
Santander UK Group Holdings
7.375%, 06/24/2022 (C)		250	377
Sky
3.750%, 09/16/2024 (B)	USD	211	208
Standard Chartered MTN
4.000%, 07/12/2022 (C)	USD	390	391
Standard Life MTN
5.500%, 12/04/2042 (C)		250	396
Tesco
6.052%, 10/13/2039		645	953
United Kingdom Gilt
6.000%, 12/07/2028		100	224
4.500%, 09/07/2034		250	505
4.500%, 12/07/2042		1,675	3,562
4.250%, 12/07/2027		125	238
4.250%, 06/07/2032		110	214
3.750%, 07/22/2052		375	752
3.500%, 01/22/2045		775	1,420
3.250%, 01/22/2044		860	1,507
2.750%, 09/07/2024		850	1,403
2.250%, 09/07/2023		2,325	3,700
2.000%, 07/22/2020		2,075	3,260
2.000%, 09/07/2025		925	1,430
1.750%, 07/22/2019		520	809
United Kingdom Treasury
5.000%, 03/07/2025		1,430	2,801
4.750%, 12/07/2030		1,380	2,803
4.750%, 12/07/2038		350	750
4.250%, 03/07/2036		745	1,468
4.250%, 09/07/2039		1,170	2,353
4.250%, 12/07/2040		370	750
4.000%, 03/07/2022		1,565	2,757
1.750%, 01/22/2017		800	1,232
United Kingdom Treasury Bill
0.473%, 10/19/2015 (A)		3,000	4,543
Wales & West Utilities Finance
6.750%, 12/17/2036 (C)		200	335
6.250%, 11/30/2021		240	437
Western Power Distribution West Midlands
3.875%, 10/17/2024		230	370
Yorkshire Power Finance
7.250%, 08/04/2028		208	427

SEI Institutional International Trust / Annual Report / September 30, 2015	37

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2015

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Yorkshire Water Services Bradford Finance
6.375%, 08/19/2039		100	$205

			75,578

United States — 6.7%
21st Century Fox America
4.500%, 02/15/2021		75	81
AbbVie
3.600%, 05/14/2025		359	354
2.500%, 05/14/2020		49	49
Aetna
2.750%, 11/15/2022		40	39
Altria Group
4.750%, 05/05/2021		180	196
4.250%, 08/09/2042		265	245
American International Group
8.175%, 05/15/2058 (C)		240	317
5.750%, 03/15/2067		150	232
Anthem
4.650%, 01/15/2043		110	108
2.300%, 07/15/2018		150	151
AT&T
5.875%, 04/28/2017	GBP	200	321
4.875%, 06/01/2044	GBP	130	196
Bank of America MTN
2.375%, 06/19/2024		410	469
0.800%, 03/28/2018 (C)	EUR	300	331
0.514%, 09/14/2018 (C)	EUR	375	409
Berkshire Hathaway
1.125%, 03/16/2027		297	293
Biogen
2.900%, 09/15/2020		167	169
CBS
4.000%, 01/15/2026		450	443
Chevron
2.355%, 12/05/2022		535	517
Citigroup
4.450%, 01/10/2017		250	260
2.375%, 05/22/2024	EUR	700	802
Coca-Cola
2.750%, 05/06/2026	EUR	160	187
1.125%, 09/22/2022	EUR	400	446
CVS Health
5.125%, 07/20/2045		350	376
Devon Energy
5.000%, 06/15/2045		270	245
DH Europe Finance
1.700%, 01/04/2022		1,440	1,629
Diamond Offshore Drilling
4.875%, 11/01/2043		130	85
Discovery Communications
1.900%, 03/19/2027		360	344

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Dover MTN
2.125%, 12/01/2020	EUR	250	$291
Eli Lilly
1.000%, 06/02/2022		405	448
Entergy
4.000%, 07/15/2022		314	324
Enterprise Products Operating
3.700%, 02/15/2026		123	116
Exelon
3.950%, 06/15/2025		356	359
GE Capital UK Funding MTN
4.375%, 07/31/2019	GBP	400	653
General Electric
2.700%, 10/09/2022		320	321
1.875%, 05/28/2027		800	895
1.250%, 05/26/2023		200	221
General Electric Capital MTN
5.500%, 01/08/2020		305	349
5.300%, 02/11/2021		205	236
4.625%, 01/07/2021		750	837
Goldman Sachs Group
3.750%, 05/22/2025		400	401
2.625%, 08/19/2020	EUR	350	416
Illinois Tool Works MTN
3.000%, 05/19/2034	EUR	200	231
INEOS Group Holdings
5.750%, 02/15/2019		350	375
International Business Machines MTN
1.375%, 11/19/2019	EUR	250	288
International Paper
5.150%, 05/15/2046		38	37
3.800%, 01/15/2026		374	368
Jefferies Group MTN
2.375%, 05/20/2020	EUR	700	760
John Deere Bank MTN
1.500%, 07/16/2018		250	287
JPMorgan Chase MTN
1.068%, 05/30/2017 (C)		100	149
0.382%, 10/12/2015 (C)	EUR	350	390
Kinder Morgan
2.250%, 03/16/2027		519	459
1.500%, 03/16/2022		600	578
McDonald’s
1.125%, 05/26/2022		400	439
Mellon Capital III
6.369%, 09/05/2066 (C)		150	229
Merck
2.500%, 10/15/2034		500	579
1.875%, 10/15/2026		300	341
1.125%, 10/15/2021		400	448
MetLife
5.250%, 12/29/2049 (C)		349	346

38	SEI Institutional International Trust / Annual Report / September 30, 2015

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Mondelez International
2.375%, 03/06/2035		250	$244
1.625%, 03/08/2027		300	304
1.000%, 03/07/2022		200	215
Morgan Stanley
3.750%, 09/21/2017	EUR	350	416
2.375%, 03/31/2021	EUR	1,250	1,466
1.875%, 03/30/2023		490	547
1.750%, 01/30/2025		205	221
Nabors Industries
5.100%, 09/15/2023		93	82
ONEOK Partners
3.800%, 03/15/2020		128	129
Owens Corning
6.500%, 12/01/2016		9	10
Philip Morris International
2.900%, 11/15/2021		325	327
2.875%, 05/30/2024	EUR	100	123
2.875%, 03/03/2026	EUR	435	528
Plains All American Pipeline
3.600%, 11/01/2024		330	309
PNC Funding
5.125%, 02/08/2020		300	336
3.300%, 03/08/2022		150	154
Priceline Group
2.375%, 09/23/2024	EUR	250	274
1.800%, 03/03/2027		400	384
Principal Financial Group
1.850%, 11/15/2017		175	176
Prologis International Funding II MTN
2.875%, 04/04/2022		220	255
Prologis
3.375%, 02/20/2024	EUR	300	352
3.000%, 01/18/2022	EUR	250	292
3.000%, 06/02/2026	EUR	200	226
Prudential Financial
5.625%, 06/15/2043 (C)		545	562
Rabobank Capital Funding Trust IV
5.556%, 12/31/2019 (C)	GBP	153	240
Republic Services
4.750%, 05/15/2023		155	171
Reynolds American
5.850%, 08/15/2045		146	162
4.450%, 06/12/2025		360	377
3.250%, 11/01/2022		180	179
Ryder System MTN
5.850%, 11/01/2016		116	122
Seagate HDD Cayman
4.750%, 01/01/2025		123	118
Sprint
7.875%, 09/15/2023		187	151
Thermo Fisher Scientific
2.150%, 07/21/2022		157	177
2.000%, 04/15/2025		164	177

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)

UBS MTN
5.875%, 12/20/2017	247	$269
United Technologies
1.800%, 06/01/2017	201	203
Verizon Communications
5.012%, 08/21/2054	44	40
4.672%, 03/15/2055	193	166
2.625%, 12/01/2031	100	109
1.625%, 03/01/2024	700	759
Viacom
3.875%, 04/01/2024	148	139
Wells Fargo MTN
4.600%, 04/01/2021	75	82
Williams Partners
3.900%, 01/15/2025	228	196

		33,234

Total Global Bonds (Cost $491,163) ($ Thousands)		460,032

MORTGAGE-BACKED SECURITIES — 2.6%

Agency Mortgage-Backed Obligation — 0.5%
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN1, Cl M1
1.194%, 02/25/2024 (B) (C)	367	366
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ2, Cl M1
1.644%, 09/25/2024 (B) (C)	364	365
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA1, Cl M2
2.044%, 10/25/2027 (B) (C)	490	483
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA2, Cl M2
2.794%, 12/25/2027 (B) (C)	250	251
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA2, Cl M1
1.344%, 12/25/2027 (B) (C)	440	440
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ1, Cl M1
1.244%, 03/25/2025 (B) (C)	233	232
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ2, Cl M1
1.294%, 05/25/2025 (B) (C)	341	340
FHLMC, Ser K501, Cl X1A, IO
1.726%, 08/25/2016 (C)	247	2

		2,479

SEI Institutional International Trust / Annual Report / September 30, 2015	39

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)

Non-Agency Mortgage-Backed Obligation — 2.1%
Banc of America Commercial Mortgage, Ser 2007-5, Cl A4
5.492%, 02/10/2051	111	$116
Banc of America Commercial Mortgage, Ser 2015-UBS7, Cl A4
3.705%, 09/15/2048	20	21
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-6, Cl 3A
2.897%, 09/25/2034 (B) (C)	80	79
Bear Stearns Commercial Mortgage Securities, Ser 2005-PW10, Cl A4
5.405%, 12/11/2040 (C)	73	73
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW13, Cl AJ
5.611%, 09/11/2041 (C)	241	243
Bear Stearns Commercial Mortgage Securities, Ser 2006-T24, Cl A4
5.537%, 10/12/2041	66	68
Bear Stearns Commercial Mortgage Securities, Ser 2006-TOP22, Cl AJ
5.778%, 04/12/2038 (C)	25	25
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW15, Cl A4
5.331%, 02/11/2044	51	53
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW16, Cl A4
5.895%, 06/11/2040 (C)	31	33
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW17, Cl A4
5.694%, 06/11/2050 (C)	175	185
Bear Stearns Commercial Mortgage Securities, Ser 2007-T26, Cl A4
5.471%, 01/12/2045 (C)	63	66
Citigroup Commercial Mortgage Trust, Ser 2006-C4, Cl A3
5.968%, 03/15/2049 (C)	126	127
Citigroup Commercial Mortgage Trust, Ser 2008-C7, Cl A4
6.349%, 12/10/2049 (C)	425	453
Citigroup Commercial Mortgage Trust, Ser 2014-GC19, Cl D
5.063%, 03/10/2047 (B) (C)	20	18
Citigroup Commercial Mortgage Trust, Ser 2015-GC29, Cl A4
3.192%, 04/10/2048	15	15
Citigroup Commercial Mortgage Trust, Ser 2015-GC29, Cl A3
2.935%, 04/10/2048	30	30
Citigroup Mortgage Loan Trust, Ser 2005-2, Cl 1A4
2.662%, 05/25/2035 (B) (C)	506	492

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)

COBALT Commercial Mortgage Trust, Ser 2006-C1, Cl AM
5.254%, 08/15/2048	35	$36
COMM 2015-PC1 Mortgage Trust, Ser 2015-PC1, Cl A4
3.620%, 07/10/2050	50	52
COMM Mortgage Trust, Ser 2006-C8, Cl A1A
5.292%, 12/10/2046	115	119
COMM Mortgage Trust, Ser 2012-CR5, Cl A3
2.540%, 12/10/2045	125	124
COMM Mortgage Trust, Ser 2012-CRE4, Cl XA, IO
2.098%, 10/15/2045 (C)	172	16
COMM Mortgage Trust, Ser 2013-CCRE9, Cl A4
4.238%, 07/10/2045 (C)	35	39
COMM Mortgage Trust, Ser 2013-CR8, Cl A4
3.334%, 06/10/2046	130	136
COMM Mortgage Trust, Ser 2013-CR9, Cl A3
4.022%, 07/10/2045	50	54
COMM Mortgage Trust, Ser 2014-CCRE14, Cl A3
3.955%, 02/10/2047	70	76
COMM Mortgage Trust, Ser 2014-CR16, Cl A4
4.051%, 04/10/2047	25	27
COMM Mortgage Trust, Ser 2014-CR19, Cl A5
3.796%, 08/10/2047	65	69
COMM Mortgage Trust, Ser 2014-CR21, Cl A3
3.528%, 12/10/2047	30	31
COMM Mortgage Trust, Ser 2014-SAVA, Cl A
1.348%, 06/15/2034 (B) (C)	187	187
COMM Mortgage Trust, Ser 2014-UBS4, Cl A5
3.694%, 08/10/2047	65	68
COMM Mortgage Trust, Ser 2015-3BP, Cl A
3.178%, 02/10/2035	100	100
Commercial Mortgage Loan Trust, Ser 2008-LS1, Cl A4B
6.230%, 12/10/2049 (C)	249	259
Commercial Mortgage Pass Through Certificates, Ser CR14, Cl XA, IO
1.023%, 02/10/2047 (C)	692	30
Commercial Mortgage Pass-Through Certificates, Ser 2008-C1, Cl A3
6.172%, 02/15/2041 (C)	55	59

40	SEI Institutional International Trust / Annual Report / September 30, 2015

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)

Commerical Mortgage Trust, Ser 2006-GG7, Cl A4
6.014%, 07/10/2038 (C)	136	$137
Commerical Mortgage Trust, Ser 2007-GG11, Cl A4
5.736%, 12/10/2049	264	277
Commerical Mortgage Trust, Ser 2007-GG9, Cl AM
5.475%, 03/10/2039	370	383
Credit Suisse Commercial Mortgage Trust, Ser 2007-C3, Cl A4
5.889%, 06/15/2039 (C)	132	138
Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl AMFX
4.877%, 04/15/2037	30	30
CSAIL Commercial Mortgage Trust, Ser 2015-C2, Cl XA, IO
1.055%, 06/15/2057	543	34
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl A4
3.718%, 08/15/2048	45	47
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl D
3.508%, 08/15/2048	75	59
Eddystone Finance, Ser 2006-1, Cl A2
1.109%, 04/19/2021 (C)	105	152
FNMA Connecticut Avenue Securities, Ser 2013-C01, Cl M1
2.199%, 10/25/2023 (B) (C)	96	97
FNMA Connecticut Avenue Securities, Ser 2014-C01, Cl M1
1.799%, 01/25/2024 (B) (C)	260	261
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 2M1
1.144%, 05/25/2024 (B) (C)	16	16
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 2M1
2.299%, 11/25/2024 (B) (C)	278	279
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 2M1
1.394%, 05/25/2025 (B) (C)	84	83
GE Capital Commercial Mortgage, Ser 2005-C4, Cl A4
5.543%, 11/10/2045 (C)	18	18
GE Commercial Mortgage Trust, Ser 2007-C1, Cl AM
5.606%, 12/10/2049 (C)	35	36
GMAC Commercial Mortgage Securities Trust, Ser 2006-C1, Cl A4
5.238%, 11/10/2045 (C)	40	40

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)

Granite Master Issuer, Ser 2005-1, Cl A5
0.077%, 12/20/2054 (B) (C)	56	$62
Granite Master Issuer, Ser 2006-2, Cl A5
0.097%, 12/20/2054 (B) (C)	110	123
GS Mortgage Securities II, Ser 2007-GG10, Cl A4
5.989%, 08/10/2045 (C)	138	146
GS Mortgage Securities II, Ser 2012-ALOH, Cl A
3.551%, 04/10/2034 (B)	100	105
GS Mortgage Securities Trust, Ser 2011-GC5, Cl XA, IO
1.815%, 08/10/2044 (B) (C)	524	25
GS Mortgage Securities Trust, Ser 2013-GC13, Cl XA, IO
0.338%, 07/10/2046 (C)	2,867	27
GS Mortgage Securities Trust, Ser 2014-GC20, Cl D
5.029%, 04/10/2047 (B) (C)	80	72
GSR Mortgage Loan Trust, Ser 2005-AR1, Cl 4A1
2.257%, 01/25/2035 (B) (C)	130	126
JPMBB Commercial Mortgage Securities, Ser 2014-C23, Cl XA, IO
1.029%, 09/15/2047 (C)	994	46
JPMBB Commercial Mortgage Securities, Ser 2014-C26, Cl A4
3.494%, 01/15/2048	15	16
JPMBB Commercial Mortgage Securities, Ser 2015-C27, Cl A4
3.179%, 02/15/2048	25	25
JPMorgan Chase Commercial Mortgage Securities, Ser 2005-CB13, Cl A4
5.427%, 01/12/2043 (C)	15	15
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP7, Cl A4
6.095%, 04/15/2045 (C)	64	65
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP8, Cl A4
5.399%, 05/15/2045	72	74
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP9, Cl A3
5.336%, 05/15/2047	124	128
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-C1, Cl A4
5.716%, 02/15/2051	45	47

SEI Institutional International Trust / Annual Report / September 30, 2015	41

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2015

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)

JPMorgan Chase Commercial Mortgage Securities, Ser 2007-CB19, Cl A4
5.884%, 02/12/2049 (C)	189	$198
JPMorgan Chase Commercial Mortgage Securities, Ser 2008-C2, Cl A4
6.068%, 02/12/2051	28	30
JPMorgan Chase Commercial Mortgage Securities, Ser 2008-C2, Cl A4FL
1.706%, 02/12/2051 (C)	320	315
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-C8, Cl E
4.821%, 10/15/2045 (B) (C)	100	97
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-C8, Cl A3
2.829%, 10/15/2045	135	137
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-LC9, Cl A5
2.840%, 12/15/2047	135	136
JPMorgan Chase Commercial Mortgage Securities, Ser 2014-INN, Cl A
1.127%, 06/15/2029 (B) (C)	130	129
JPMorgan Mortgage Trust, Ser 2004-A5, Cl 3A1
2.244%, 12/25/2034 (B) (C)	89	88
LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.858%, 07/15/2040 (C)	141	148
LB-UBS Commercial Mortgage Trust, Ser 2008-C1, Cl A2
6.269%, 04/15/2041 (C)	47	51
Merrill Lynch Mortgage Trust, Ser 2005-CIP1, Cl AJ
5.137%, 07/12/2038 (C)	8	8
Merrill Lynch Mortgage Trust, Ser 2006-C2, Cl AM
5.782%, 08/12/2043 (C)	120	124
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl AM
5.419%, 08/12/2048	40	42
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl A4
5.378%, 08/12/2048	127	132
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C5, Cl A4
3.176%, 08/15/2045	40	41

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)

Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A4
4.218%, 07/15/2046 (C)	60	$65
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C17, Cl A5
3.741%, 08/15/2047	65	68
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C20, Cl A4
3.249%, 02/15/2048	65	66
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C22, Cl A4
3.306%, 04/15/2048	60	61
Morgan Stanley Capital I Trust, Ser 2006-T21, Cl D
5.566%, 10/12/2052 (B) (C)	15	15
Morgan Stanley Capital I Trust, Ser 2006-T21, Cl E
5.566%, 10/12/2052 (B) (C)	10	10
Morgan Stanley Capital I Trust, Ser 2007-HQ13, Cl A3
5.569%, 12/15/2044	97	102
Morgan Stanley Capital I Trust, Ser 2007-IQ14, Cl A4
5.692%, 04/15/2049 (C)	160	167
Morgan Stanley Capital I Trust, Ser 2008-TOP29, Cl D
6.461%, 01/11/2043 (B) (C)	35	36
Morgan Stanley Re-REMIC Trust, Ser 2010-GG10, Cl A4A
5.989%, 08/15/2045 (B) (C)	257	269
SFAVE Commercial Mortgage Securities Trust, Ser 2015-5AVE, Cl A1
3.872%, 01/05/2035 (B) (C)	135	134
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl A4
3.091%, 08/10/2049	30	31
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A4
3.185%, 03/10/2046	130	133
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C6, Cl A3
2.971%, 04/10/2046	70	71
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C23, Cl A4
5.418%, 01/15/2045 (C)	33	33

42	SEI Institutional International Trust / Annual Report / September 30, 2015

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)

Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl D
4.936%, 10/15/2045 (B) (C)	35	$34
Wells Fargo Commercial Mortgage Trust, Ser 2015-LC22, Cl A4
3.839%, 09/15/2058	35	37
Wells Fargo Commercial Mortgage Trust, Ser 2015-NXS1, Cl D
4.242%, 05/15/2048 (C)	65	55
WFRBS Commercial Mortgage Trust, Ser 2011-C4, Cl A4
4.902%, 06/15/2044 (B) (C)	120	135
WFRBS Commercial Mortgage Trust, Ser 2012-C9, Cl A3
2.870%, 11/15/2045	75	76
WFRBS Commercial Mortgage Trust, Ser 2014-C20, Cl A5
3.995%, 05/15/2047	65	70
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl A5
3.678%, 08/15/2047	60	63
WFRBS Commercial Mortgage Trust, Ser 2013-C15, Cl A3
3.881%, 08/15/2046	70	75

		10,250

Total Mortgage-Backed Securities (Cost $12,872) ($ Thousands)		12,729

CORPORATE OBLIGATIONS — 1.2%

United States — 1.2%
Anadarko Petroleum
6.375%, 09/15/2017	330	356
CCO Safari II
4.908%, 07/23/2025 (B)	180	179
3.579%, 07/23/2020 (B)	180	179
CNA Financial
7.250%, 11/15/2023	110	131
6.500%, 08/15/2016	40	42
Cox Communications
2.950%, 06/30/2023 (B)	127	116
EnLink Midstream Partners
4.150%, 06/01/2025	460	422
Enterprise Products Operating
5.950%, 02/01/2041	100	103
HP Enterprises
4.900%, 10/15/2025 (B)	350	349
Kinder Morgan
5.000%, 02/15/2021 (B)	161	165
Kinder Morgan Energy Partners
2.650%, 02/01/2019	39	38

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)

Kraft Heinz Foods
3.500%, 07/15/2022 (B)	230	$235

2.800%, 07/02/2020 (B)	270	272
McGraw Hill Financial
5.900%, 11/15/2017	325	349
4.400%, 02/15/2026 (B)	313	318
Morgan Stanley
3.450%, 11/02/2015	125	125
Mosaic
5.625%, 11/15/2043	135	142
Navient MTN
5.500%, 01/15/2019	248	230
PNC Bank
2.700%, 11/01/2022	445	429
Prudential Financial MTN
6.100%, 06/15/2017	125	134
Reynolds American
3.750%, 05/20/2023 (B)	180	181
Time Warner
4.875%, 03/15/2020	150	166
Total System Services
2.375%, 06/01/2018	236	237
Transocean
6.800%, 03/15/2038	210	130
Viacom
6.125%, 10/05/2017	325	351
Williams Partners
4.125%, 11/15/2020	95	97
4.000%, 11/15/2021	150	144

Total Corporate Obligations (Cost $5,613) ($ Thousands)		5,620

U.S. TREASURY OBLIGATION — 0.6%
U.S. Treasury Note
1.250%, 01/31/2020	3,220	3,217

Total U.S. Treasury Obligation (Cost $3,197) ($ Thousands)		3,217

ASSET-BACKED SECURITIES — 0.0%

Automotive — 0.0%
Bavarian Sky, Ser 2013-GER1, Cl A
0.137%, 06/20/2020 (C)	33	37

Other Asset-Backed Securities — 0.0%
Volta Electricity Receivables, Ser 2013-1, Cl SNR
4.172%, 02/16/2017	121	137

Total Asset-Backed Securities (Cost $200) ($ Thousands)		174

SEI Institutional International Trust / Annual Report / September 30, 2015	43

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2015

Description		Face Amount (Thousands) (2)	Market Value ($ Thousands)

TIME DEPOSITS — 1.5%
Brown Brothers Harriman
5.750%, 10/01/2015	ZAR	54	$4
1.550%, 10/01/2015	NZD	31	20

1.168%, 10/01/2015	AUD	61	43
0.154%, 10/01/2015	NOK	46	5
0.100%, 10/01/2015	SGD	25	18
0.100%, 10/01/2015	DKK	2	–
0.058%, 10/01/2015	CAD	31	23
0.057%, 10/01/2015	GBP	788	1,193
0.030%, 10/01/2015		5,245	5,245
0.005%, 10/01/2015	HKD	2	–
0.005%, 10/01/2015	JPY	21,335	178
(0.238)%, 10/01/2015	EUR	647	723
(0.733)%, 10/01/2015	SEK	145	17
(1.000)%, 10/01/2015	CHF	2	2

Total Time Deposits (Cost $7,471) ($ Thousands)			7,471

Total Investments — 98.7% (Cost $520,516) ($ Thousands)			$489,243

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
10-YR MINI JGB	6	Dec-2015	$2
Australian 10-Year Bond	(11)	Dec-2015	(4)
Australian 3-Year Bond	4	Dec-2015	1
Canadian 10-Year Bond	(45)	Dec-2015	32
Euro-Buxl 30 Year Bond	8	Dec-2015	45
Euro	(180)	Dec-2015	54
Euro-Bobl	(20)	Dec-2015	(12)
Euro-Bobl	41	Dec-2015	33
Euro-Schatz	38	Dec-2015	4
Euro-Bund	(8)	Dec-2015	(28)
Euro-Bund	92	Dec-2015	204
Japanese 10-Year Bond	5	Dec-2015	14
Long Gilt 10-Year Bond	(5)	Dec-2015	(2)
Long Gilt 10-Year Bond	31	Dec-2015	49
Short Gilt 2-Year Bond	(6)	Dec-2015	(2)
U.S. 2-Year Treasury Note	(30)	Dec-2015	(9)
U.S. 2-Year Treasury Note	(75)	Dec-2015	(19)
U.S. 5-Year Treasury Note	50	Jan-2016	14
U.S. 5-Year Treasury Note	(31)	Jan-2016	(24)
U.S. 10-Year Treasury Note	(35)	Dec-2015	(43)
U.S. 10-Year Treasury Note	(114)	Dec-2015	(122)
U.S. Long Treasury Bond	(2)	Dec-2015	(4)
U.S. Long Treasury Bond	5	Dec-2015	6
U.S. Ultra Long Treasury Bond	(19)	Dec-2015	71
U.S. Ultra Long Treasury Bond	7	Dec-2015	3

			$263

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/1/15-11/4/15	EUR	289,497	USD	325,759	$2,545
10/1/15-11/4/15	USD	98,450	EUR	87,702	(548)
10/2/15-10/30/15	USD	4,649	CAD	6,220	(10)
10/2/15-11/19/15	CAD	36,914	USD	27,694	161
10/2/15-1/6/16	BRL	25,178	USD	6,900	697
10/2/15-1/6/16	USD	2,118	BRL	8,261	(58)
10/6/15	USD	4,017	DKK	26,702	(21)
10/6/15-10/30/15	USD	5,292	AUD	7,525	(10)
10/6/15-10/30/15	USD	34,120	JPY	4,103,493	147
10/6/15-11/4/15	AUD	29,461	USD	20,696	38
10/6/15-11/4/15	DKK	53,404	USD	8,058	63
10/6/15-11/4/15	JPY	15,291,567	USD	127,149	(577)
10/6/15-11/4/15	SEK	15,436	USD	1,838	(4)
10/6/15-11/5/15	USD	1,502	SEK	12,550	(4)
10/6/15-11/10/15	GBP	65,777	USD	100,589	979
10/6/15-11/10/15	USD	27,835	GBP	18,304	(110)
10/9/15	IDR	25,636,505	USD	1,737	(8)
10/9/15	USD	1,647	IDR	23,295,138	(61)
10/9/15	USD	1,569	MYR	6,641	(58)
10/9/15-10/30/15	MYR	9,896	USD	2,357	104
10/9/15-10/30/15	NZD	998	USD	640	3
10/13/15	USD	521	ZAR	7,020	(15)
10/13/15-10/30/15	ZAR	25,492	USD	1,863	25
10/16/15	TWD	28,244	USD	871	15
10/30/15	CHF	2,333	USD	2,397	6
10/30/15	CZK	10,333	USD	428	3
10/30/15	ILS	777	USD	197	(1)
10/30/15	KRW	4,462,698	USD	3,730	(29)
10/30/15	NOK	3,225	USD	389	11
10/30/15	PLN	6,357	USD	1,683	12
10/30/15	THB	24,826	USD	680	(3)
10/30/15	USD	363	KRW	433,630	2
10/30/15	USD	80	MXN	1,380	1
10/30/15	USD	165	NOK	1,370	(5)
10/30/15	USD	135	NZD	215	2
10/30/15	USD	56	SGD	80	—
10/30/15-11/6/15	SGD	6,455	USD	4,586	50
10/30/15-11/20/15	MXN	35,605	USD	2,067	(28)
11/5/15	SEK	7,381	EUR	790	1

					$3,315

A list of the counterparties for the open forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	$(327)	$326	$(1)
Barclays PLC	(856)	871	15
BNP Paribas	(346)	354	8
Brown Brothers Harriman	(731,495)	733,777	2,282
Citigroup	(35,900)	36,154	254
Deutsche Bank	(332)	332	—
Goldman Sachs	(4,136)	4,486	350
HSBC	(4,454)	4,428	(26)
JPMorgan Chase Bank	(6,708)	6,682	(26)
Morgan Stanley	(254)	282	28
National Bank of Australia	(41)	41	—
RBC	(41)	41	—
Royal Bank of Scotland	(20,620)	20,624	4
Standard Bank	(4,113)	4,235	122
State Street	(543)	549	6
UBS	(11,482)	11,781	299

			$3,315

44	SEI Institutional International Trust / Annual Report / September 30, 2015

For the year ended September 30, 2015, the total amount of all open forward foreign currency contracts, as presented in the table above are representative of the volume of activity for this derivative type during the year.

A list of open OTC swap agreements held by the Fund at September 30, 2015, are as follows:

Credit Default Swaps
Counterparty	Reference/Entity Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Depreciation ($ Thousands)
JPMorgan Chase Bank	JPSW CDS 12/20 VOLKSWAGEN	Sell	1.00	12/20/2020	(1,500)	$(36)

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Depreciation ($ Thousands)
Citigroup	2.83%	3-Month USD LIBOR	08/08/2023	USD	6,000	$(483)
Citigroup	Euro CPI Overall Excluding Tobacco	1.22%	04/03/2019	EUR	2,450	(44)
Citigroup	3.79%	6-Month GBP EURIBOR	05/19/2019	GBP	2,500	(390)

						$(917)

A list of open centrally cleared swap agreements held by the Fund at September 30, 2015, are as follows:

Credit Default Swaps
Counterparty	Reference/Entity Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Depreciation ($ Thousands)
Citigroup	ITRAXX-XOVERS23V1-5Y	Sell	5.00%	06/20/2020	$(1,490)	$(64)

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Citigroup	3.34%	6-Month GBP EURIBOR	01/17/2044	GBP	1,000	$(428)
JPMorgan Chase Bank	6-Month JPY LIBOR	1.56%	11/28/2033	JPY	600,000	432
JPMorgan Chase Bank	1.90%	6-Month EUR EURIBOR	03/24/2024	EUR	2,200	(227)
JPMorgan Chase Bank	2.87%	6-Month GBP EURIBOR	02/14/2024	GBP	250	(35)
JPMorgan Chase Bank	1.49%	6-Month EUR EURIBOR	11/21/2023	EUR	5,500	(616)
JPMorgan Chase Bank	1.49%	6-Month EUR EURIBOR	09/12/2018	EUR	7,000	(318)

						$(1,192)

For the year ended September 30, 2015, the total amount of all swap agreements, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $495,957 ($ Thousands).

(1)	In local currency unless otherwise indicated.

(2)	In U.S. Dollars unless otherwise indicated.

(A)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2015.

(D)	Real Estate Investment Trust.

(E)	Security, or portion therof, has been pledged as collateral on open swap agreements.

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CPI — Consumer Price Index

CZK — Czech Koruna

DKK — Danish Krone

EUR — Euro

EURIBOR — Euro London Interbank Offered Rate

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

HKD — Hong Kong Dollar

IDR — Indonesian Rupiah

ILS — Isreali Shekel

IO — Interest Only

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norweigan Krone

NZD — New Zealand Dollar

OTC — Over the Counter

PLC — Public Limited Company

PLN — Polish Zlotty

SEK — Swedish Krona

Ser — Series

SGD — Singapore Dollar

THB — Thai Bhat

TWD — Taiwan Dollar

USD — U.S. Dollar

ZAR — South African Rand

SEI Institutional International Trust / Annual Report / September 30, 2015	45

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (concluded)

September 30, 2015

The following is a list of the level of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$—	$460,032	$—	$460,032
Mortgage-Backed Securities	—	12,729	—	12,729
Corporate Obligations	—	5,620	—	5,620
U.S. Treasury Obligation	—	3,217	—	3,217
Asset-Backed Securities	—	174	—	174
Time Deposits	—	7,471	—	7,471

Total Investments in Securities	$—	$489,243	$—	$489,243

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$532	$—	$—	$532
Unrealized Depreciation	(269)	—	—	(269)
Forwards Contracts*
Unrealized Appreciation	—	4,865	—	4,865
Unrealized Depreciation	—	(1,550)	—	(1,550)
OTC Swaps
Credit Default Swaps*
Unrealized Depreciation	—	(36)	—	(36)
Interest Rate Swaps*
Unrealized Depreciation	—	(917)	—	(917)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Depreciation	—	(64)	—	(64)
Interest Rate Swaps*
Unrealized Appreciation	—	432	—	432
Unrealized Depreciation	—	(1,624)	—	(1,624)

Total Other Financial Instruments	$263	$1,106	$—	$1,369

*	Futures contracts, forwards contracts, and swap contracts are valued at the net unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

46	SEI Institutional International Trust / Annual Report / September 30, 2015

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund

September 30, 2015

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

GLOBAL BONDS — 94.7%

Angola — 0.1%
Republic of Angola Via Northern Lights III
7.000%, 08/16/2019		749	$707

Argentina — 1.2%
City of Buenos Aires Argentina MTN
8.950%, 02/19/2021		925	953
Provincia de Buenos Aires
9.375%, 09/14/2018		1,175	1,154
Republic of Argentina
7.000%, 04/17/2017		6,146	5,985
6.000%, 03/31/2023 (A)		815	888
5.870%, 03/31/2023 (A)	DEM	590	313
3.043%, 12/15/2035 (B)		1,203	95
0.044%, 12/15/2035 (B)		23,021	1,835
YPF
8.875%, 12/19/2018		727	702
8.750%, 04/04/2024 (C)		800	707
8.750%, 04/04/2024		194	171
8.500%, 07/28/2025 (C)		2,563	2,236

			15,039

Armenia — 0.3%
Republic of Armenia
7.150%, 03/26/2025 (C)		4,476	4,222

Azerbaijan — 0.8%
International Bank of Azerbaijan
5.625%, 06/11/2019		1,700	1,517
Republic of Azerbaijan
4.750%, 03/18/2024		1,900	1,776
4.750%, 03/18/2024 (C)		1,820	1,702
State Oil of the Azerbaijan Republic
6.950%, 03/18/2030		830	776
5.450%, 02/09/2017		1,312	1,332

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

4.750%, 03/13/2023		3,694	$3,223
4.750%, 03/13/2023		500	436

			10,762

Belize — 0.1%
Belize Government International Bond
5.000%, 08/20/2017 (D)		2,637	1,940

Bermuda — 0.1%
Government of Bermuda
4.854%, 02/06/2024		1,680	1,756

Brazil — 8.4%

Banco Nacional de Desenvolvimento Economico e Social
6.500%, 06/10/2019 (C)		660	633
5.500%, 07/12/2020 (C)		400	362
Braskem Finance
5.750%, 04/15/2021		3,715	3,046
Brazil Letras do Tesouro Nacional
16.485%, 07/01/2019 (E)		6,580	944
13.871%, 01/01/2016 (E)	BRL	20,010	4,855
12.592%, 07/01/2018 (E)	BRL	23,825	3,968
12.372%, 01/01/2019 (E)	BRL	37,253	5,744
11.939%, 01/01/2018 (E)	BRL	54,052	9,689
8.457%, 01/01/2019 (E)		83,150	12,840
Brazil Loan Trust 1
5.477%, 07/24/2023 (C)		2,183	1,899
5.477%, 07/24/2023		351	304
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/2028		1,944	1,536
Brazil Notas do Tesouro Nacional
10.000%, 01/01/2017	BRL	16,650	3,922
Brazil Notas do Tesouro Nacional, Serie F
10.000%, 01/01/2018	BRL	10,986	2,460
10.000%, 01/01/2021	BRL	27,352	5,499
10.000%, 01/01/2023	BRL	16,198	3,076
10.000%, 01/01/2025	BRL	73,586	13,336
BRF
4.750%, 05/22/2024		3,410	3,222
Caixa Economica Federal
4.250%, 05/13/2019		200	176
CIMPOR Financial Operations
5.750%, 07/17/2024 (C)		299	201
Cosan
5.000%, 03/14/2023 (C)		699	524
ESAL GmbH
6.250%, 02/05/2023 (C)		647	595

SEI Institutional International Trust / Annual Report / September 30, 2015	47

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2015

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Federal Republic of Brazil
10.125%, 05/15/2027		1,378	$1,778
10.125%, 05/15/2027		850	1,096
8.250%, 01/20/2034		3,280	3,395
7.125%, 01/20/2037		5,504	5,146
5.000%, 01/27/2045		3,080	2,302
4.875%, 01/22/2021		3,260	3,170
4.250%, 01/07/2025 (F)		6,467	5,659
2.625%, 01/05/2023 (F)		1,154	935
Gerdau Trade
5.750%, 01/30/2021 (C)	USD	53	46
GTL Trade Finance
5.893%, 04/29/2024 (C) (F)		716	594
Marfrig Overseas
9.500%, 05/04/2020 (C)		835	810
9.500%, 05/04/2020		650	630
Minerva Luxembourg
7.750%, 01/31/2023		1,400	1,225
Petrobras Global Finance
6.250%, 03/17/2024		332	242
4.875%, 03/17/2020		549	398
Petrobras International Finance
5.750%, 01/20/2020		1,517	1,132
5.375%, 01/27/2021		2,723	1,981

			109,370

Chile — 1.7%
Banco del Estado de Chile MTN
4.125%, 10/07/2020		30	31
3.875%, 02/08/2022 (C)		230	234
BancoEstado
4.125%, 10/07/2020 (C)		270	283
Bonos de la Tesoreria de la Republica en pesos
6.000%, 01/01/2020	CLP	80,000	125
6.000%, 01/01/2022	CLP	90,000	143
Empresa Electrica Angamos
4.875%, 05/25/2029 (C)		523	493
Empresa Nacional del Petroleo
6.250%, 07/08/2019 (C)		100	109
6.250%, 07/08/2019		50	55
5.250%, 08/10/2020 (C)		240	251
5.250%, 08/10/2020		100	104
4.375%, 10/30/2024 (C)		564	546
Nacional del Cobre de Chile
6.150%, 10/24/2036		1,748	1,790
5.625%, 09/21/2035		880	863
5.625%, 10/18/2043		250	235
4.875%, 11/04/2044 (C) (F)		4,284	3,617
4.500%, 08/13/2023 (C)		1,152	1,151
4.500%, 09/16/2025 (C)		1,875	1,801
4.250%, 07/17/2042		265	205
3.875%, 11/03/2021 (C)		403	400

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

3.000%, 07/17/2022 (C) (F)		1,950	$1,784
Republic of Chile
5.500%, 08/05/2020	CLP	323,000	479
3.875%, 08/05/2020		1,207	1,288
3.125%, 03/27/2025		750	742
2.250%, 10/30/2022		3,981	3,822
VTR Finance
6.875%, 01/15/2024 (C)		1,026	931

			21,482

China — 1.2%
Amber Circle Funding
3.250%, 12/04/2022		850	842
CITIC
6.800%, 01/17/2023		2,100	2,379
CNOOC Curtis Funding No. 1 Pty
4.500%, 10/03/2023		650	673
CNOOC Finance
3.500%, 05/05/2025		234	223
Country Garden Holdings
7.875%, 05/27/2019		674	706
7.500%, 03/09/2020		200	205
7.250%, 04/04/2021		319	321
Longfor Properties
6.750%, 01/29/2023		200	199
Sinochem Offshore Capital MTN
3.250%, 04/29/2019 (C)		1,432	1,450
Sinochem Overseas Capital
4.500%, 11/12/2020		2,361	2,475
4.500%, 11/12/2020 (C)		429	450
Sinopec Capital
3.125%, 04/24/2023 (C)		1,019	970
Sinopec Group Overseas Development
4.375%, 10/17/2023		921	958
4.375%, 04/10/2024 (C)		800	832
3.250%, 04/28/2025 (C)		1,094	1,045
State Grid Overseas Investment
4.125%, 05/07/2024 (C)		1,216	1,281
Three Gorges Finance I Cayman Islands
3.700%, 06/10/2025 (C)		341	348

			15,357

Colombia — 5.4%
Bogota Distrito Capital
9.750%, 07/26/2028 (C)	COP	8,820,000	3,126
9.750%, 07/26/2028	COP	370,000	131
Citigroup Funding, CLN (Republic of Colombia)
11.000%, 07/27/2020	COP	7,940,000	2,944
Colombian TES
11.250%, 10/24/2018	COP	69,800	25

48	SEI Institutional International Trust / Annual Report / September 30, 2015

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

11.000%, 07/24/2020	COP	227,500	$84
10.000%, 07/24/2024	COP	7,966,900	2,887
7.750%, 09/18/2030	COP	37,959,700	11,094
7.500%, 08/26/2026	COP	9,663,400	2,914
7.000%, 09/11/2019	COP	1,593,400	516
7.000%, 05/04/2022	COP	864,000	270
7.000%, 05/04/2022	COP	580,000	181
7.000%, 05/04/2022	COP	22,627,000	7,078
6.000%, 04/28/2028	COP	17,713,200	4,641
Ecopetrol
5.375%, 06/26/2026		717	626
Emgesa ESP
8.750%, 01/25/2021	COP	1,450,000	474
Empresas Publicas de Medellin ESP
8.375%, 02/01/2021	COP	4,272,000	1,386
7.625%, 09/10/2024 (C)	COP	3,971,000	1,145
Financiera de Desarrollo Territorial Findeter
7.875%, 08/12/2024 (C)	COP	1,645,000	474
7.875%, 08/12/2024	COP	884,000	255
JPMorgan, CLN (Republic of Columbia)
7.000%, 05/04/2022	COP	2,087,000	653
Pacific Exploration and Production
5.625%, 01/19/2025 (C)		2,298	804
Pacific Rubiales Energy
5.375%, 01/26/2019		900	333
5.125%, 03/28/2023 (C)		101	35
Republic of Colombia
11.750%, 02/25/2020		1,422	1,881
10.375%, 01/28/2033		360	510
9.850%, 06/28/2027	COP	5,078,000	1,870
9.850%, 06/28/2027	COP	1,257,000	463
8.125%, 05/21/2024		550	673
7.750%, 04/14/2021	COP	3,875,000	1,268
7.375%, 03/18/2019		2,046	2,317
7.375%, 09/18/2037		5,189	5,825
6.125%, 01/18/2041		2,110	2,089
5.625%, 02/26/2044		870	813
5.000%, 06/15/2045		2,309	1,980
4.500%, 01/28/2026		1,466	1,426
4.375%, 07/12/2021		4,457	4,539
4.375%, 03/21/2023	COP	1,917,000	508
4.375%, 03/21/2023	COP	1,184,000	314
4.000%, 02/26/2024		2,040	1,977

			70,529

Costa Rica — 0.9%
Banco Nacional de Costa Rica
6.250%, 11/01/2023 (C)		240	236

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Instituto Costarricense de Electricidad
6.950%, 11/10/2021		400	$405
6.375%, 05/15/2043		250	191
Republic of Costa Rica
7.158%, 03/12/2045 (C)		1,237	1,104
7.158%, 03/12/2045		1,290	1,142
7.000%, 04/04/2044		1,400	1,237
7.000%, 04/04/2044 (C)		4,412	3,899
4.375%, 04/30/2025 (C)		781	650
4.375%, 04/30/2025		702	584
4.250%, 01/26/2023		1,424	1,232

			10,680

Croatia — 0.9%
Government of Croatia
6.750%, 11/05/2019		790	859
6.625%, 07/14/2020		2,103	2,280
6.375%, 03/24/2021 (C)		1,941	2,087
6.250%, 04/27/2017 (C)		630	660
6.000%, 01/26/2024		1,100	1,159
6.000%, 01/26/2024 (C)		1,948	2,053
5.875%, 07/09/2018	EUR	150	184
5.500%, 04/04/2023 (C)		654	670

			9,952

Dominican Republic — 1.5%
Dominican Republic
15.950%, 06/04/2021	DOP	3,800	106
11.500%, 05/10/2024	DOP	55,000	1,304
11.000%, 01/05/2018	DOP	6,320	143
11.000%, 07/30/2021 (C)	DOP	53,760	1,193
9.040%, 01/23/2018		993	1,048
8.625%, 04/20/2027		1,407	1,629
7.500%, 05/06/2021 (C)		1,830	1,958
7.500%, 05/06/2021		3,304	3,535
7.450%, 04/30/2044 (C)		2,850	2,911
7.450%, 04/30/2044		1,015	1,038
6.850%, 01/27/2045		400	385
6.850%, 01/27/2045 (C)		1,699	1,635
6.600%, 01/28/2024		882	913
5.875%, 04/18/2024 (C)		1,259	1,240
5.875%, 04/18/2024		210	208

			19,246

Ecuador — 0.8%
EP PetroEcuador via Noble Sovereign Funding I
5.957%, 09/24/2019 (B)		3,262	2,471
Republic of Ecuador
10.500%, 03/24/2020 (C)		3,770	2,827
9.375%, 12/15/2015		1,554	1,515
7.950%, 06/20/2024		5,350	3,772

			10,585

SEI Institutional International Trust / Annual Report / September 30, 2015	49

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2015

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)

Egypt — 0.4%
Government of Egypt
6.875%, 04/30/2040	734	$690
5.875%, 06/11/2025 (C)	4,765	4,503

		5,193

El Salvador — 0.8%
Republic of El Salvador
8.250%, 04/10/2032	267	262
8.250%, 04/10/2032	513	503
7.750%, 01/24/2023	802	796
7.750%, 01/24/2023	708	703
7.650%, 06/15/2035	3,161	2,817
7.375%, 12/01/2019	400	414
6.375%, 01/18/2027	2,530	2,220
6.375%, 01/18/2027 (C)	1,755	1,540
5.875%, 01/30/2025 (C)	638	554
5.875%, 01/30/2025	210	181

		9,990

Ethiopia — 0.1%
Federal Democratic Republic of Ethiopia
6.625%, 12/11/2024 (C)	669	611
6.625%, 12/11/2024	600	548

		1,159

Gabon — 0.1%
Gabonese Republic
8.200%, 12/12/2017	490	494
6.950%, 06/16/2025 (C)	893	750
6.375%, 12/12/2024 (C)	261	215
6.375%, 12/12/2024	255	210

		1,669

Georgia — 0.3%
Georgian Railway JSC
7.750%, 07/11/2022	3,377	3,398

Ghana — 0.3%
Republic of Ghana
8.500%, 10/04/2017 (C)	300	297
8.125%, 01/18/2026 (C)	2,604	2,162
8.125%, 01/18/2026	290	241
7.875%, 08/07/2023	1,400	1,162

		3,862

Guatemala — 0.1%
Comcel Trust
6.875%, 02/06/2024 (C)	1,090	1,077
Guatemala Government Bond
4.875%, 02/13/2028	509	495

		1,572

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Honduras — 0.0%
Republic of Honduras
8.750%, 12/16/2020		560	$620

Hungary — 4.9%
Magyar Export-Import Bank
4.000%, 01/30/2020 (C)		925	929
Republic of Hungary
7.625%, 03/29/2041		8,128	10,790
7.500%, 11/12/2020	HUF	262,990	1,164
7.000%, 06/24/2022	HUF	2,727,700	11,986
6.500%, 06/24/2019	HUF	1,100,810	4,543
6.375%, 03/29/2021		1,254	1,431
6.250%, 01/29/2020		770	865
6.000%, 11/24/2023	HUF	200,030	853
5.750%, 11/22/2023		3,960	4,405
5.500%, 12/22/2016	HUF	555,220	2,106
5.500%, 12/20/2018	HUF	404,600	1,609
5.500%, 06/24/2025	HUF	2,807,750	11,770
5.375%, 02/21/2023		2,700	2,936
5.375%, 03/25/2024		536	582
4.125%, 02/19/2018		3,504	3,640
4.000%, 04/25/2018	HUF	209,060	791
4.000%, 03/25/2019		1,856	1,926
3.500%, 06/24/2020	HUF	121,180	454
3.500%, 06/24/2020	HUF	125,550	471
2.500%, 06/22/2018	HUF	239,220	873

			64,124

India — 0.3%
ABJA Investment Pte
5.950%, 07/31/2024		472	416
5.950%, 07/31/2024		200	176
Bharti Airtel International Netherlands BV
5.125%, 03/11/2023		3,155	3,327
Export-Import Bank of India MTN
4.000%, 08/07/2017		200	207
Vedanta Resources
8.250%, 06/07/2021 (C)		27	19
6.000%, 01/31/2019 (C)		131	95

			4,240

Indonesia — 8.2%
Deutsche Bank, CLN (Republic of Indonesia)
7.000%, 05/15/2022	IDR	2,300,000	137
Indonesia Treasury Bond
8.750%, 05/15/2031		31,451,000	1,956
8.250%, 05/15/2036		12,322,000	721
7.000%, 05/15/2027		2,300,000	128
Majapahit Holding
8.000%, 08/07/2019		470	518

50	SEI Institutional International Trust / Annual Report / September 30, 2015

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

7.875%, 06/29/2037 (C)		205	$220
7.875%, 06/29/2037		300	322
7.750%, 01/20/2020		894	995
Pelabuhan Indonesia III
4.875%, 10/01/2024		1,659	1,543
Pertamina Persero
6.500%, 05/27/2041 (C)		380	333
6.450%, 05/30/2044 (C)		885	768
6.450%, 05/30/2044		439	382
6.000%, 05/03/2042 (C)		935	774
6.000%, 05/03/2042		340	281
5.625%, 05/20/2043		3,882	3,018
5.250%, 05/23/2021 (C)		500	494
4.875%, 05/03/2022 (C)		220	209
Perusahaan Listrik Negara MTN
5.250%, 10/24/2042		580	458
Republic of Indonesia MTN
12.800%, 06/15/2021	IDR	210,000	16
11.625%, 03/04/2019		80	102
11.625%, 03/04/2019		1,674	2,128
11.625%, 03/04/2019 (C)		975	1,239
11.000%, 09/15/2025	IDR	3,200,000	234
9.000%, 03/15/2029	IDR	220,937,000	14,162
8.500%, 10/12/2035		925	1,161
8.375%, 03/15/2024	IDR	255,396,000	16,361
8.375%, 09/15/2026	IDR	580,000	37
8.375%, 03/15/2034	IDR	192,246,000	11,379
8.250%, 06/15/2032	IDR	17,369,000	1,019
7.875%, 04/15/2019	IDR	47,746,000	3,095
7.750%, 01/17/2038		1,478	1,735
7.750%, 01/17/2038		7,418	8,706
7.000%, 05/15/2022	IDR	156,380,000	9,283
6.875%, 01/17/2018		2,004	2,199
6.750%, 01/15/2044 (C)		1,650	1,751
6.625%, 05/15/2033	IDR	35,776,000	1,768
6.625%, 02/17/2037		1,426	1,500
6.125%, 05/15/2028	IDR	26,020,000	1,299
5.875%, 01/15/2024 (C)		1,163	1,231
5.875%, 01/15/2024		2,876	3,045
5.625%, 05/15/2023	IDR	44,408,000	2,369
5.250%, 01/17/2042		692	620
5.125%, 01/15/2045 (C)		1,084	951
4.875%, 05/05/2021		1,051	1,085
4.875%, 05/05/2021 (C)		200	206
4.125%, 01/15/2025		2,381	2,206
3.375%, 04/15/2023 (C)		1,939	1,767
2.875%, 07/08/2021 (C)	EUR	594	637

			106,548

Iraq — 0.2%
Republic of Iraq
5.800%, 01/15/2028		3,280	2,258

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)

Italy — 0.0%
Wind Acquisition Finance
4.750%, 07/15/2020 (C)	49	$49

Ivory Coast — 1.2%
Ivory Coast Government Bond
6.375%, 03/03/2028 (C)	2,946	2,614
5.750%, 12/31/2032	7,869	6,813
5.750%, 12/31/2032	3,413	2,955
5.750%, 12/31/2032	1,100	952
5.375%, 07/23/2024 (C)	2,769	2,412

		15,746

Jamaica — 0.9%
Digicel Group
8.250%, 09/30/2020	2,200	2,035
7.125%, 04/01/2022 (C)	1,040	897
Government of Jamaica
7.875%, 07/28/2045	1,192	1,192
7.625%, 07/09/2025	2,911	3,158
6.750%, 04/28/2028	4,885	4,909

		12,191

Kazakhstan — 2.5%
Development Bank of Kazakhstan
4.125%, 12/10/2022	770	657
KazAgro National Management Holding
4.625%, 05/24/2023	3,830	3,060
Kazakhstan Temir Zholy Finance
6.950%, 07/10/2042 (C)	250	195
KazMunayGas National MTN
9.125%, 07/02/2018	1,507	1,634
9.125%, 07/02/2018 (C)	1,336	1,448
7.000%, 05/05/2020 (C)	1,565	1,583
6.375%, 04/09/2021	1,099	1,076
6.375%, 04/09/2021 (C)	6,341	6,206
6.000%, 11/07/2044 (C)	605	446
5.750%, 04/30/2043 (C)	3,133	2,273
5.750%, 04/30/2043	10,694	7,726
4.875%, 05/07/2025 (C)	390	328
4.400%, 04/30/2023 (C)	1,032	875
4.400%, 04/30/2023	1,022	859
Republic of Kazakhstan MTN
6.500%, 07/21/2045 (C)	360	338
6.375%, 10/06/2020 (C)	600	565
5.125%, 07/21/2025	1,931	1,875
Samruk-Energy JSC MTN
3.750%, 12/20/2017	500	472
Zhaikmunai
6.375%, 02/14/2019 (C)	362	290

SEI Institutional International Trust / Annual Report / September 30, 2015	51

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2015

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Zhaikmunai Via Zhaikmunai International
7.125%, 11/13/2019 (C)		282	$226

			32,132

Kenya — 0.6%
Kenya Government International Bond
6.875%, 06/24/2024 (C)		4,883	4,424
6.875%, 06/24/2024		673	610
5.875%, 06/24/2019 (C)		1,295	1,242
Kenya Infrastructure Bond
11.000%, 09/15/2025	KES	230,000	1,952
11.000%, 10/12/2026		20,000	160

			8,388

Lithuania — 0.2%
Republic of Lithuania
7.375%, 02/11/2020		462	554
7.375%, 02/11/2020 (C)		195	234
6.625%, 02/01/2022		200	242
6.125%, 03/09/2021 (C)		1,424	1,661

			2,691

Luxembourg — 0.0%
Altice Financing
8.000%, 12/15/2019	EUR	400	465

Malaysia — 4.0%
1MDB Global Investments
4.400%, 03/09/2023	MYR	3,100	2,325
Malaysia Government Bond
5.248%, 09/15/2028 (C)	MYR	1,050	255
4.935%, 09/30/2043	MYR	4,200	973
4.498%, 04/15/2030	MYR	1,240	278
4.392%, 04/15/2026	MYR	10,601	2,433
4.262%, 09/15/2016	MYR	20,610	4,736
4.181%, 07/15/2024	MYR	11,316	2,531
4.160%, 07/15/2021	MYR	4,260	976
4.048%, 09/30/2021	MYR	4,330	975
4.012%, 09/15/2017	MYR	900	207
3.955%, 09/15/2025	MYR	4,697	1,051
3.892%, 03/15/2027	MYR	1,369	296
3.889%, 07/31/2020	MYR	2,330	528
3.844%, 04/15/2033	MYR	1,770	355
3.654%, 10/31/2019	MYR	13,430	3,022
3.580%, 09/28/2018	MYR	4,747	1,079
3.502%, 05/31/2027	MYR	1,050	216
3.492%, 03/31/2020	MYR	12,824	2,882
3.480%, 03/15/2023	MYR	14,448	3,117
3.418%, 08/15/2022	MYR	15,169	3,293
3.314%, 10/31/2017	MYR	39,479	8,968
3.260%, 03/01/2018	MYR	18,210	4,111

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

3.197%, 10/15/2015	MYR	8,823	$2,007
3.172%, 07/15/2016	MYR	5,310	1,208
Petronas Capital MTN
4.500%, 03/18/2045 (C)		1,010	934
3.500%, 03/18/2025 (C)		3,859	3,674

			52,430

Mexico — 8.2%
America Movil
7.125%, 12/09/2024	MXN	18,110	1,039
6.000%, 06/09/2019	MXN	12,420	729
BBVA Bancomer
6.750%, 09/30/2022 (C)		500	541
Cemex
6.125%, 05/05/2025 (C)		1,241	1,129
5.700%, 01/11/2025 (C)		213	191
Cemex Finance
9.375%, 10/12/2022		1,500	1,596
9.375%, 10/12/2022 (C)		618	657
6.000%, 04/01/2024 (C)		77	70
Comision Federal de Electricidad
7.350%, 11/25/2025		21,225	1,226
5.750%, 02/14/2042 (C)		500	453
4.875%, 01/15/2024 (C)		237	240
Fermaca Enterprises S de RL
6.375%, 03/30/2038 (C)		358	339
Mexican Bonos, Ser M10
8.500%, 12/13/2018	MXN	16,050	1,050
8.000%, 12/17/2015	MXN	37,960	2,260
7.750%, 12/14/2017	MXN	48,511	3,078
7.250%, 12/15/2016	MXN	86,159	5,291
Mexican Bonos, Ser M20
10.000%, 12/05/2024	MXN	233,662	17,564
8.500%, 05/31/2029	MXN	15,768	1,098
8.000%, 12/07/2023	MXN	11,575	770
7.750%, 05/29/2031	MXN	73,086	4,792
Mexican Bonos, Ser M30
10.000%, 11/20/2036	MXN	8,900	714
8.500%, 11/18/2038	MXN	67,335	4,713
Mexican Bonos
7.750%, 11/23/2034	MXN	1,846	121
7.750%, 11/13/2042	MXN	3,280	213
7.500%, 06/03/2027	MXN	39,023	2,512
6.500%, 06/09/2022	MXN	60,549	3,705
5.000%, 06/15/2017	MXN	34,891	2,092
5.000%, 12/11/2019	MXN	52,380	3,071
Mexican Udibonos
2.500%, 12/10/2020	MXN	6,273	1,996
2.000%, 06/09/2022	MXN	1,471	445
Mexico Cetes
0.000%, 03/03/2016 (E)	MXN	615,590	3,582
Petroleos Mexicanos MTN
7.190%, 09/12/2024	MXN	55,630	3,119

52	SEI Institutional International Trust / Annual Report / September 30, 2015

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

6.625%, 06/15/2035		3,450	$3,234
6.500%, 06/02/2041		572	526
6.375%, 01/23/2045 (C)		806	724
4.250%, 01/15/2025 (C)		560	512
4.250%, 01/15/2025		3,625	3,317
3.500%, 01/30/2023 (C)		185	167
Petroloes Mexicanos MTN
5.625%, 01/23/2046 (C)		1,193	971
Sixsigma Networks Mexico
8.250%, 11/07/2021 (C)		606	569
United Mexican States MTN
7.500%, 04/08/2033		336	434
6.050%, 01/11/2040		1,548	1,701
5.750%, 10/12/2110		468	438
5.550%, 01/21/2045		5,876	6,016
4.750%, 03/08/2044		2,218	2,024
4.600%, 01/23/2046		2,301	2,048
4.000%, 10/02/2023		5,284	5,382
3.600%, 01/30/2025		6,392	6,256
3.500%, 01/21/2021		507	516
United Mexican States, Ser A MTN
6.750%, 09/27/2034		1,924	2,299

			107,530

Mongolia — 0.8%
Development Bank of Mongolia MTN
5.750%, 03/21/2017		902	852
Mongolia Government Bond MTN
5.125%, 12/05/2022		7,907	6,494
5.125%, 12/05/2022		481	395
4.125%, 01/05/2018		2,556	2,358
Trade & Development Bank of Mongolia MTN
9.375%, 05/19/2020 (C)		355	346

			10,445

Montenegro — 0.0%
Republic of Montenegro
5.375%, 05/20/2019	EUR	399	454

Morocco — 0.2%
Kingdom of Morocco
5.500%, 12/11/2042		900	892
5.500%, 12/11/2042 (C)		200	198
4.250%, 12/11/2022 (C)		287	290
OCP
5.625%, 04/25/2024 (C)		305	311
4.500%, 10/22/2025 (C)		1,056	987

			2,678

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)

Mozambique — 0.0%
EMATUM Via Mozambique EMATUM Finance 2020
6.305%, 09/11/2020	591	$505

Nigeria — 0.3%
Republic of Nigeria
6.750%, 01/28/2021	2,902	2,750
6.750%, 01/28/2021 (C)	550	521
6.375%, 07/12/2023	1,163	1,029

		4,300

Pakistan — 0.3%
Republic of Pakistan
8.250%, 04/15/2024	3,400	3,554
7.250%, 04/15/2019 (C)	500	513
7.125%, 03/31/2016	500	506
6.875%, 06/01/2017	430	446
6.875%, 06/01/2017	100	104

		5,123

Panama — 1.2%
Panama Notas del Tesoro
4.875%, 02/05/2021	704	742
Republic of Panama
9.375%, 01/16/2023	560	758
9.375%, 04/01/2029	3,456	4,972
8.875%, 09/30/2027	1,345	1,849
8.125%, 04/28/2034	2,128	2,761
6.700%, 01/26/2036	1,350	1,606
4.300%, 04/29/2053	130	110
4.000%, 09/22/2024	901	889
3.750%, 03/16/2025	862	834

		14,521

Paraguay — 0.6%
Republic of Paraguay
6.100%, 08/11/2044 (C)	1,536	1,501
6.100%, 08/11/2044	861	842
4.625%, 01/25/2023 (C)	737	724
4.625%, 01/25/2023	3,216	3,160
Telefonica Celular del Paraguay
6.750%, 12/13/2022	200	193
6.750%, 12/13/2022	200	193

		6,613

Peru — 1.8%
Abengoa Transmision Sur
6.875%, 04/30/2043 (C)	273	285
Peru Enhanced Pass-Through Finance
4.648%, 06/02/2025 (C) (E)	1,000	761
2.265%, 05/31/2018 (E)	81	78

SEI Institutional International Trust / Annual Report / September 30, 2015	53

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2015

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

2.007%, 05/31/2018 (C) (E)		218	$209
Republic of Peru
8.750%, 11/21/2033		3,637	5,128
8.200%, 08/12/2026	PEI	4,268	1,371
7.350%, 07/21/2025		1,344	1,677
6.950%, 08/12/2031	PEI	6,696	1,916
6.950%, 08/12/2031	PEI	9,861	2,821
6.850%, 02/12/2042	PEI	613	165
6.550%, 03/14/2037		1,794	2,059
5.700%, 08/12/2024	PEI	3,584	993
5.700%, 08/12/2024 (C)	PEI	10,512	2,929
4.125%, 08/25/2027		3,300	3,234
Southern Copper
3.875%, 04/23/2025		680	615

			24,241

Philippines — 0.3%
Development Bank of Philippines
5.500%, 03/25/2021		330	367
National Power
9.625%, 05/15/2028		1,100	1,653
Republic of Philippines
6.375%, 01/15/2032		887	1,135
3.900%, 11/26/2022	PHP	45,000	934

			4,089

Poland — 4.0%
Republic of Poland
4.000%, 10/25/2023	PLN	17,459	4,999
3.750%, 04/25/2018	PLN	4,860	1,336
3.250%, 07/25/2025	PLN	70,563	19,201
3.000%, 08/24/2016	PLN	9,162	2,446
3.000%, 03/17/2023		290	289
2.750%, 08/25/2023	PLN	16,981	4,876
1.552%, 01/25/2016 (E)	PLN	11,378	2,977
1.500%, 04/25/2020	PLN	41,600	10,534
0.000%, 07/25/2017 (E)		800	204
Republic of Poland, Ser 0922
5.750%, 09/23/2022	PLN	11,501	3,613
Republic of Poland, Ser 1017
5.250%, 10/25/2017	PLN	7,330	2,062

			52,537

Qatar — 0.3%
Ooredoo International Finance
7.875%, 06/10/2019		665	796
State of Qatar
6.400%, 01/20/2040		2,150	2,818

			3,614

Romania — 2.1%
Government of Romania MTN
6.750%, 02/07/2022		3,367	3,973
6.750%, 02/07/2022 (C)		350	413
6.125%, 01/22/2044		690	799

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

5.950%, 06/11/2021	RON	2,630	$765
5.850%, 04/26/2023	RON	9,250	2,703
5.750%, 04/29/2020	RON	19,090	5,461
5.750%, 04/29/2020	RON	810	232
4.875%, 01/22/2024		126	136
4.875%, 01/22/2024 (C)		1,424	1,535
4.750%, 08/29/2016	RON	8,980	2,336
4.750%, 06/24/2019	RON	23,060	6,332
4.750%, 02/24/2025	RON	4,900	1,344
4.375%, 08/22/2023 (C)		539	562
4.375%, 08/22/2023		1,462	1,523

			28,114

Russia — 5.2%
Alfa Bank Via Alfa Bond Issuance
7.750%, 04/28/2021		1,500	1,533
EDC Finance
4.875%, 04/17/2020		650	552
Gaz Capital
6.510%, 03/07/2022 (C)		224	221
Gazprom Neft OAO Via GPN Capital
4.375%, 09/19/2022 (C)		230	198
Gazprom OAO Via Gaz Capital
9.250%, 04/23/2019		3,575	3,946
9.250%, 04/23/2019 (C)		381	421
4.950%, 07/19/2022 (C)		157	143
4.300%, 11/12/2015 (C)		408	409
Ritekro
13.277%, 11/07/2022 (E) (G) (H)		914	457
Rosneft Oil via Rosneft International Finance
3.149%, 03/06/2017 (C)		7	7
Russian Federal Bond - OFZ
8.150%, 02/03/2027	RUB	34,254	436
7.600%, 04/14/2021	RUB	580,174	7,626
7.600%, 07/20/2022	RUB	415,187	5,326
7.500%, 03/15/2018	RUB	185,392	2,616
7.500%, 02/27/2019	RUB	214,314	2,949
7.400%, 04/19/2017	RUB	70,000	1,016
7.400%, 06/14/2017	RUB	46,878	676
7.350%, 01/20/2016	RUB	80,000	1,211
7.050%, 01/19/2028	RUB	165,852	1,903
7.000%, 01/25/2023	RUB	233,026	2,856
7.000%, 08/16/2023	RUB	193,574	2,350
6.900%, 08/03/2016	RUB	48,434	716
6.800%, 12/11/2019	RUB	85,636	1,123
6.700%, 05/15/2019	RUB	355,381	4,726
6.500%, 12/03/2014 (D)	RUB	22,770	287
6.400%, 05/27/2020	RUB	30,800	392
6.200%, 01/31/2018	RUB	296,103	4,073
Russian Foreign Bond - Eurobond
7.850%, 03/10/2018	RUB	120,000	1,705

54	SEI Institutional International Trust / Annual Report / September 30, 2015

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

5.625%, 04/04/2042		2,000	$1,870
5.000%, 04/29/2020		5,900	6,099
4.875%, 09/16/2023 (F)		2,200	2,218
4.875%, 09/16/2023 (C)		1,200	1,210
3.625%, 09/16/2020		1,000	1,120
3.250%, 04/04/2017		600	602
Vimpel Communications Via VIP Finance Ireland
7.748%, 02/02/2021 (C)		429	438
VimpelCom Holdings
7.504%, 03/01/2022 (C)		1,061	1,064
Vnesheconombank Via VEB Finance
6.902%, 07/09/2020		1,310	1,317
6.800%, 11/22/2025		1,344	1,272
6.800%, 11/22/2025 (C)		150	142
5.450%, 11/22/2017 (C)		400	402

			67,628

Senegal — 0.3%
Republic of Senegal
8.750%, 05/13/2021		790	824
8.750%, 05/13/2021 (C)		540	563
6.250%, 07/30/2024		3,530	3,161
6.250%, 07/30/2024 (C)		426	381

			4,929

Serbia — 0.5%
Republic of Serbia
7.250%, 09/28/2021		3,255	3,646
7.250%, 09/28/2021 (C)		200	224
5.875%, 12/03/2018		815	851
5.875%, 12/03/2018 (C)		530	553
4.875%, 02/25/2020 (C)		246	248
4.875%, 02/25/2020		1,214	1,226

			6,748

Slovenia — 0.7%
Slovenia Government International Bond
5.850%, 05/10/2023		1,800	2,057
5.250%, 02/18/2024		5,980	6,578

			8,635

South Africa — 5.4%
Eskom Holdings
7.125%, 02/11/2025		372	350
7.125%, 02/11/2025 (C) (F)		5,756	5,416
6.750%, 08/06/2023 (C)		1,289	1,205
6.750%, 08/06/2023		1,100	1,028
5.750%, 01/26/2021		1,389	1,305
Republic of South Africa
10.500%, 12/21/2026	ZAR	104,627	8,675

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

8.750%, 01/31/2044	ZAR	20,346	$1,419
8.750%, 02/28/2048	ZAR	61,485	4,287
8.500%, 01/31/2037	ZAR	35,403	2,425
8.250%, 09/15/2017	ZAR	29,822	2,195
8.250%, 03/31/2032	ZAR	8,270	559
8.000%, 12/21/2018	ZAR	5,380	393
8.000%, 01/31/2030	ZAR	167,076	11,253
7.750%, 02/28/2023	ZAR	108,686	7,621
7.250%, 01/15/2020	ZAR	55,842	3,948
7.000%, 02/28/2031	ZAR	42,150	2,564
6.875%, 05/27/2019		580	647
6.750%, 03/31/2021	ZAR	31,200	2,123
6.500%, 02/28/2041	ZAR	21,130	1,144
6.250%, 03/31/2036	ZAR	53,179	2,866
5.875%, 09/16/2025		5,925	6,310
Transnet SOC MTN
9.500%, 05/13/2021 (C)	ZAR	13,360	925
ZAR Sovereign Capital Fund Propriety
3.903%, 06/24/2020 (C)		1,046	1,038

			69,696

Sri Lanka — 0.4%
Republic of Sri Lanka
6.250%, 10/04/2020 (C)		694	701
6.125%, 06/03/2025 (C)		905	873
5.875%, 07/25/2022		1,020	984
5.875%, 07/25/2022 (C)		724	699

			3,257

Supra-National — 0.1%
European Investment Bank MTN
8.500%, 09/17/2024	ZAR	9,200	652
Inter-American Development Bank MTN
7.350%, 09/12/2018	IDR	20,140,000	1,252

			1,904

Thailand — 2.4%
Thailand Government Bond
5.670%, 03/13/2028	THB	3,000	105
4.875%, 06/22/2029	THB	47,582	1,581
3.875%, 06/13/2019	THB	118,000	3,469
3.850%, 12/12/2025	THB	119,963	3,606
3.650%, 12/17/2021	THB	386,356	11,310
3.625%, 06/16/2023	THB	294,110	8,604
3.580%, 12/17/2027	THB	69,970	2,033
2.550%, 06/26/2020	THB	15,000	420
1.250%, 03/12/2028	THB	23,392	534
1.200%, 07/14/2021	THB	63,249	1,617

			33,279

SEI Institutional International Trust / Annual Report / September 30, 2015	55

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2015

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Trinidad & Tobago — 0.1%
Republic of Trinidad & Tobago
4.375%, 01/16/2024 (C)		1,316	$1,421

Tunisia — 0.1%
Banque Centrale de Tunisie
5.750%, 01/30/2025 (C)		1,298	1,236

Turkey — 6.5%
Export Credit Bank of Turkey
5.875%, 04/24/2019 (C)		200	203
5.000%, 09/23/2021 (C)		538	514
Republic of Turkey
11.875%, 01/15/2030		900	1,436
10.500%, 01/15/2020	TRY	9,158	2,985
10.400%, 03/27/2019	TRY	3,560	1,153
10.400%, 03/20/2024	TRY	2,250	723
9.500%, 01/12/2022	TRY	8,610	2,659
9.400%, 07/08/2020		5,772	1,792
9.000%, 03/08/2017	TRY	10,845	3,489
9.000%, 07/24/2024	TRY	21,228	6,261
8.800%, 11/14/2018	TRY	9,824	3,052
8.500%, 07/10/2019	TRY	18,266	5,565
8.500%, 09/14/2022	TRY	13,148	3,835
8.300%, 10/07/2015	TRY	1,708	564
8.300%, 06/20/2018	TRY	14,151	4,370
8.200%, 07/13/2016	TRY	6,947	2,242
8.000%, 03/12/2025	TRY	11,669	3,236
8.000%, 02/14/2034		1,350	1,630
7.500%, 11/07/2019		2,260	2,539
7.400%, 02/05/2020	TRY	44,087	12,785
7.375%, 02/05/2025		1,151	1,316
7.100%, 03/08/2023	TRY	6,560	1,751
7.000%, 06/05/2020		3,187	3,522
6.875%, 03/17/2036		1,787	1,933
6.750%, 04/03/2018		1,374	1,483
6.750%, 05/30/2040		2,513	2,676
6.300%, 02/14/2018	TRY	1,090	324
6.250%, 09/26/2022		2,414	2,580
6.000%, 01/14/2041		1,086	1,057
5.750%, 03/22/2024		1,161	1,203
5.625%, 03/30/2021		1,912	1,996
5.125%, 03/25/2022 (F)		2,063	2,086
4.250%, 04/14/2026		1,278	1,161
TC Ziraat Bankasi
4.250%, 07/03/2019 (C)		1,440	1,394

			85,515

Ukraine — 0.8%
Government of Ukraine
9.250%, 07/24/2017		3,434	2,716
7.800%, 11/28/2022		4,941	3,917
7.500%, 04/17/2023		725	578
6.750%, 11/14/2017		1,898	1,499

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)

6.250%, 06/17/2016	808	$633
Ukreximbank Via Biz Finance
9.625%, 04/27/2022 (C)	1,711	1,499

		10,842

Uruguay — 0.7%
Republic of Uruguay PIK
7.875%, 01/15/2033	1,809	2,261
Republic of Uruguay
7.625%, 03/21/2036	786	972
5.100%, 06/18/2050	4,249	3,729
4.500%, 08/14/2024	632	638
4.125%, 11/20/2045	458	362

		7,962

Venezuela — 2.4%
Petroleos de Venezuela
9.000%, 11/17/2021	150	54
8.500%, 11/02/2017	7,016	4,683
8.500%, 11/02/2017	12,575	8,394
6.000%, 05/16/2024	7,010	2,278
5.250%, 04/12/2017	156	70
5.250%, 04/12/2017	8,076	3,629
Republic of Venezuela
13.625%, 08/15/2018	1,716	978
13.625%, 08/15/2018	144	73
12.750%, 08/23/2022	2,237	956
11.950%, 08/05/2031	1,420	558
11.750%, 10/21/2026	2,515	975
9.375%, 01/13/2034	5,886	2,031
9.250%, 09/15/2027	1,313	512
9.250%, 05/07/2028	445	150
8.250%, 10/13/2024	500	168
8.250%, 10/13/2024	7,020	2,352
5.750%, 02/26/2016	5,011	4,221

		32,082

Vietnam — 0.1%
Republic of Vietnam
6.750%, 01/29/2020	439	477
4.800%, 11/19/2024 (C)	1,026	970

		1,447

Zambia — 0.4%
Republic of Zambia
8.970%, 07/30/2027	1,105	887
8.970%, 07/30/2027 (C)	1,439	1,137
8.500%, 04/14/2024 (C)	524	419
8.500%, 04/14/2024	975	780
5.375%, 09/20/2022	2,360	1,672

		4,895

Total Global Bonds (Cost $1,457,475) ($ Thousands)		1,236,592

56	SEI Institutional International Trust / Annual Report / September 30, 2015

Description		Face Amount (Thousands) (1)/Shares	Market Value ($ Thousands)

LOAN PARTICIPATIONS — 0.0%

Singapore — 0.0%
Ashmore Cayman SPC, No. 1
0.000%, 08/31/2011 (A) (G) (H)		262	$131
Morton Bay
6.220%, 12/31/2013 (G) (H)		3,158	—

Total Loan Participations (Cost $3,396) ($ Thousands)			131

AFFILIATED PARTNERSHIP — 1.6%
SEI Liquidity Fund, L.P.
0.050%†* (I)		20,810,230	20,810

Total Affiliated Partnership (Cost $20,810) ($ Thousands)			20,810

TIME DEPOSITS — 4.4%
Brown Brothers Harriman
5.750%, 10/01/2015	ZAR	3,893	281
0.100%, 10/01/2015	SGD	1	—
0.057%, 10/01/2015	GBP	—	—
0.030%, 10/01/2015		56,965	56,965
(0.238)%, 10/01/2015	EUR	27	30

Total Time Deposits (Cost $57,276) ($ Thousands)			57,276

Total Investments — 100.7% (Cost $1,538,957) ($ Thousands)			$1,314,809

A list of the open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
JSE Bond Future R2037	166	Nov-2015	$(26)
JSE Bond Future R208	670	Nov-2015	(37)
U.S. 2-Year Treasury Note	12	Dec-2015	3
U.S. 5-Year Treasury Note	(95)	Jan-2016	(86)
U.S. 5-Year Treasury Note	(128)	Jan-2016	(83)
U.S. 10-Year Treasury Note	(75)	Dec-2015	(105)
U.S. 10-Year Treasury Note	14	Dec-2015	19
U.S. Long Treasury Bond	21	Dec-2015	59

			$(256)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/1/15-12/16/15	MXN	310,335	USD	18,364	$135
10/1/15-3/17/16	USD	19,864	IDR	281,578,962	(954)
10/2/15-12/2/15	BRL	180,656	USD	47,132	2,417
10/2/15-12/2/15	USD	33,852	BRL	131,613	(1,153)
10/5/15-10/27/15	USD	8,019	THB	286,332	(134)
10/5/15-12/16/15	COP	97,543,688	USD	31,727	223
10/5/15-12/16/15	THB	390,949	USD	10,846	86
10/5/15-12/16/15	USD	24,618	COP	74,808,375	(462)
10/5/15-12/16/15	USD	54,929	EUR	48,596	(676)
10/5/15-12/17/15	USD	15,648	ZAR	212,252	(416)
10/5/15-12/18/15	EUR	43,824	USD	49,323	391
10/8/15	GBP	236	USD	362	4
10/8/15	USD	361	GBP	236	(4)
10/8/15-11/30/15	INR	500,584	USD	7,468	(136)
10/8/15-12/16/15	USD	24,881	INR	1,655,727	200
10/8/15-12/17/15	ZAR	169,584	USD	12,336	158
10/13/15-12/16/15	IDR	271,405,459	USD	18,883	588
10/13/15-12/16/15	MYR	65,873	USD	15,355	364
10/14/15-11/30/15	USD	21,954	RUB	1,383,827	(1,002)
10/14/15-12/10/15	EUR	17,311	PLN	72,955	(175)
10/14/15-12/10/15	PLN	62,740	EUR	14,896	153
10/14/15-12/16/15	RUB	1,991,266	USD	31,347	1,312
10/15/15-12/16/15	TRY	90,463	USD	30,991	1,449
10/15/15-12/16/15	USD	28,709	TRY	82,943	(1,560)
10/19/15-11/18/15	USD	5,012	CZK	121,537	(12)
10/19/15-12/16/15	PEI	74,309	USD	22,265	(466)
10/20/15	EUR	836	RON	3,707	4
10/20/15	RON	32,710	EUR	7,382	(22)
10/21/15-1/20/16	KRW	22,289,605	USD	18,932	165
10/21/15-6/2/16	NGN	2,481,088	USD	10,932	(699)
10/21/15-8/10/16	USD	12,511	NGN	3,028,320	1,357
10/26/15-7/29/16	KES	247,000	USD	2,264	(19)
10/28/15	USD	7,649	RON	30,167	(29)
10/28/15-12/16/15	PLN	24,758	USD	6,539	38
10/28/15-12/16/15	USD	10,093	CLP	7,029,497	(58)
10/28/15-12/16/15	USD	20,776	PLN	78,723	(108)
10/29/15-11/19/15	USD	4,903	SGD	6,887	(65)
10/29/15-12/16/15	SGD	19,914	USD	14,151	166
11/2/15	CLP	5,153,675	USD	7,436	68
11/3/15	USD	2,473	KRW	2,956,980	17
11/16/15-12/16/15	USD	4,356	PHP	205,287	17
11/17/15-12/16/15	USD	31,593	MXN	524,727	(763)
11/18/15-12/16/15	CZK	155,776	USD	6,504	88
11/19/15	USD	9,991	PEI	33,493	264
11/25/15	AUD	3,572	USD	2,494	(7)
11/27/15-12/16/15	USD	11,227	MYR	47,775	(351)
12/1/15	EUR	221	HUF	69,430	—
12/1/15	HUF	1,394,146	EUR	4,452	3
12/1/15-12/16/15	ILS	50,744	USD	13,048	103
12/3/15-12/16/15	TWD	447,426	USD	13,945	413
12/3/15-12/16/15	USD	7,456	TWD	244,442	(63)
12/16/15	HUF	2,111,472	USD	7,496	(34)
12/16/15	RON	24,972	USD	6,271	(33)
12/16/15	USD	2,738	HUF	768,586	4
12/16/15-3/16/16	CNY	31,825	USD	4,882	(38)

					$748

SEI Institutional International Trust / Annual Report / September 30, 2015	57

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2015

A list of the counterparties for the open forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays PLC	$(7,534)	$7,343	$(191)
Brown Brothers Harriman	(6,336)	6,322	(14)
Citigroup	(128,467)	129,220	753
Goldman Sachs	(288,594)	289,369	775
HSBC	(4,869)	4,832	(37)
JPMorgan Chase Bank	(377,391)	376,890	(501)
Merrill Lynch	(5,215)	5,178	(37)

			$748

For the year ended September 30, 2015, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of open OTC swap agreements held by the Fund at September 30, 2015, are as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Goldman Sachs	3-Month ZAR - JIBAR	8.76%	01/16/2029	ZAR	52,000	$64
Goldman Sachs	2.46%	6-Month PLN - WIBOR	09/22/2025	PLN	5,500	3
Goldman Sachs	28-Day MXN - TIIE	6.36%	09/05/2025	MXN	59,917	(3)
Goldman Sachs	4.63%	1-Day CLP - CLICP	08/21/2025	CLP	205,000	27
Goldman Sachs	28-Day MXN - TIIE	6.36%	05/21/2025	MXN	23,145	2
Goldman Sachs	3.45%	6-Month HUF - BUBOR	05/11/2025	HUF	800,000	(169)
Goldman Sachs	4.53%	1-Day CLP - CLICP	03/11/2025	CLP	791,933	104
Goldman Sachs	3-Month ZAR - JIBAR	8.30%	01/16/2024	ZAR	23,000	10
Goldman Sachs	3-Month ZAR - JIBAR	8.19%	12/20/2023	ZAR	10,000	(3)
Goldman Sachs	1-Year BRL - CDI	10.89%	01/03/2023	BRL	5,012	(379)
Goldman Sachs	1-Day BRL - CDI	11.99%	01/02/2023	BRL	3,000	(162)
Goldman Sachs	28-Day MXN - TIIE	5.90%	09/12/2022	MXN	75,956	(4)
Goldman Sachs	1-Day BRL - CDI	12.73%	01/01/2021	BRL	10,608	(354)
Goldman Sachs	6-Month THB - BIBOR	2.01%	08/05/2020	THB	35,000	(9)
Goldman Sachs	0.59%	6-Month CZK - PRIBOR	03/13/2020	CZK	25,000	(12)
Goldman Sachs	5.12%	28-Day MXN - TIIE	11/28/2019	MXN	12,000	1
Goldman Sachs	28-Day MXN - TIIE	6.82%	06/27/2019	MXN	218,869	75
Goldman Sachs	1-Day BRL - CDI	13.39%	01/02/2019	BRL	14,395	(243)
Goldman Sachs	1-Day BRL - CDI	13.42%	01/02/2019	BRL	19,336	(322)
Goldman Sachs	1-Year BRL - CDI	11.81%	01/02/2018	BRL	9,833	(227)
Goldman Sachs	1-Year BRL - CDI	11.98%	01/02/2018	BRL	3,338	(73)
Goldman Sachs	1-Day BRL - CDI	12.86%	01/02/2018	BRL	35,816	(535)
Goldman Sachs	1-Day BRL - CDI	13.27%	01/02/2017	BRL	27,961	(197)
Goldman Sachs	2.45%	6-Month HUF - BUBOR	07/11/2016	HUF	3,073,496	(197)
Goldman Sachs	0.76%	3-Month ILS - TELBOR	05/22/2016	ILS	11,000	(20)
Goldman Sachs	0.95%	3-Month ILS - TELBOR	04/02/2016	ILS	6,000	(14)
Goldman Sachs	1.21%	3-Month ILS - TELBOR	02/14/2016	ILS	8,000	(24)
Goldman Sachs	3.31%	6-Month PLN - WIBOR	02/03/2016	PLN	30,000	(189)
Goldman Sachs	1.20%	3-Month ILS - TELBOR	01/16/2016	ILS	34,383	(101)
Goldman Sachs	1-Year BRL - CDI	11.59%	01/04/2016	BRL	5,024	(14)
Goldman Sachs	1-Year BRL - CDI	11.00%	01/04/2016	BRL	45,820	(280)
Goldman Sachs	1-Year BRL - CDI	11.92%	01/04/2016	BRL	20,309	(67)
JPMorgan Chase Bank	4.72%	1-Day CLP - CLICP	06/05/2025	CLP	1,293,489	155
JPMorgan Chase Bank	4.29%	6-Month HUF - BUBOR	08/04/2024	HUF	800,000	(372)
JPMorgan Chase Bank	6-Month THB - BIBOR	2.13%	05/18/2020	THB	185,000	(21)
JPMorgan Chase Bank	0.50%	6-Month CZK - PRIBOR	05/05/2020	CZK	140,000	(26)
JPMorgan Chase Bank	5.33%	Columbia IBR Overnight Interbank	03/11/2020	COP	6,515,340	143
JPMorgan Chase Bank	0.54%	6-Month CZK - PRIBOR	02/16/2020	CZK	250,000	(94)
JPMorgan Chase Bank	3-Month ILS - TELBOR	1.14%	03/24/2019	ILS	100,000	8
JPMorgan Chase Bank	5.41%	Columbia IBR Overnight Interbank	09/21/2017	COP	20,651,242	45
JPMorgan Chase Bank	1.77%	3-Month HUF - BUBOR	07/17/2017	HUF	5,732,291	(74)
JPMorgan Chase Bank	0.64%	3-Month ILS - TELBOR	07/31/2016	ILS	15,000	(22)

						$(3,570)

Cross Currency Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount of Currency Received (Thousands)	Notional Amount of Currency Delivered (Thousands)	Net Unrealized Depreciation ($ Thousands)
JPMorgan Chase Bank	3-Month USD - LIBOR	8.57%	10/28/2016	TRY	80,000	(35,826)	$(758)

58	SEI Institutional International Trust / Annual Report / September 30, 2015

A list of open centrally cleared swap agreements held by the Fund at September 30, 2015, are as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	2.34%	3-Month USD - LIBOR	02/06/2045	USD	1,930	$78
Bank of America	2.14%	3-Month USD - LIBOR	01/12/2025	USD	3,534	(69)
JPMorgan Chase Bank	2.08%	3-Month USD - LIBOR	01/13/2025	USD	4,680	(64)

						$(55)

For the year ended September 30, 2015, the total amount of all open swap agreements, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,305,950 ($ Thousands).

*	Rate shown is the 7-day effective yield as of September 30, 2015.

†	Investment in Affiliated Security.

(1)	In U.S. dollars unless otherwise indicated.

(A)	Security in default on interest payments.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2015.

(C)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on September 30, 2015. The coupon on a step bond changes on a specified date.

(E)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(F)	This security or a partial position of this security is on loan at September 30, 2015. The total market value of securities on loan at September 30, 2015 was $20,564 ($ Thousands).

(G)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2015 was $588 ($ Thousands) and represented 0.0% of Net Assets.

(H)	Securities considered illiquid. The total market value of such securities as of September 30, 2015 was $588 ($ Thousands) and represented 0.0% of Net Assets.

(I)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of September 30, 2015 was $20,810 ($ Thousands).

AUD — Australian Dollar

BRL — Brazilian Real

BIBOR — Bangkok Interbank Offered Rate

BUBOR — Budapest Interbank Offered Rate

CDI — Average One-Day Interbank Deposit Rate

CLN — Credit Linked Note

CLICP — Colombia IBR Overnight Interbank Reference Rate

CLP — Chilean Peso

CNY — Chinese Renminbi

COP — Colombian Peso

CZK — Czech Koruna

DEM — German Mark

DOP — Dominican Peso

EUR — Euro

GBP — British Pound Sterling

HUF — Hungarian Forint

IBR — Interbank Rate

IDR — Indonesian Rupiah

ILS — Israeli Shekel

INR — India Rupee

JIBAR — Johannesburg Interbank Agreed Rate

KES — Kenyan Shilling

KRW — Korean Won

L.P. — Limited Partnership

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NGN — Nigerian Naira

PEI — Peruvian Inca

PHP — Philippine Peso

PIK — Payment-in-Kind

PLC — Public Limited Company

PLN — Polish Zloty

PRIBOR — Prague Interbank Offered Rate

RON — Romanian Leu

RUB — Russian Ruble

Ser — Series

SGD — Singapore Dollar

SPC — Segregated Portfolio Company

TELBOR — Tel Aviv Interbank Offered Rate

THB — Thai Baht

TIIE — Equilibrium Interbank Offered Rate

TRY — New Turkish Lira

TWD — Taiwan Dollar

USD — U.S. Dollar

WIBOR — Warsaw Interbank Offered Rate

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Global Bonds	$—	$1,236,135	$457	$1,236,592
Loan Participations	—	—	131	131
Affiliated Partnership	—	20,810	—	20,810
Time Deposits	—	57,276	—	57,276

Total Investments in Securities	$—	$1,314,221	$588	$1,314,809

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$81	$—	$—	$81
Unrealized Depreciation	(337)	—	—	(337)
Forwards Contracts*
Unrealized Appreciation	—	10,187	—	10,187
Unrealized Depreciation	—	(9,439)	—	(9,439)
OTC Swaps
Interest Rate Swaps*
Unrealized Appreciation	—	638	—	638
Unrealized Depreciation	—	(4,208)	—	(4,208)
Cross Currency Swaps*
Unrealized Depreciation	—	(758)	—	(758)

SEI Institutional International Trust / Annual Report / September 30, 2015	59

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Concluded)

September 30, 2015

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	$—	$78	$—	$78
Unrealized Depreciation	—	(133)	—	(133)

Total Other Financial Instruments	$(256)	$(3,635)	$—	$(3,891)

(1)	Of the $588 ($ Thousands) in Level 3 securities as of September 30, 2015, $588 ($ Thousands) or 0.05% as a percent of net assets are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are no valued by third party pricing vendors or broker quotes. A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

*	Futures contracts, forwards contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

60	SEI Institutional International Trust / Annual Report / September 30, 2015

Statements of Assets and Liabilities ($ Thousands)

September 30, 2015

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
ASSETS:
Investments, at value (Cost $2,731,461, $1,677,951, $520,516 and $1,518,147, respectively)(1)	$2,605,764	$1,374,102	$489,243	$1,293,999
Affiliated investments, at value (Cost $325,853, $147,848, $0 and $20,810, respectively)	325,853	147,848	—	20,810
Cash	1	—	—	5,073
Foreign currency, at value (Cost $284, $2,783, $78 and $1,015, respectively)	265	2,773	80	1,183
Cash pledged as collateral for futures and swap contracts	—	—	1,759	947
Receivable for investment securities sold	9,989	3,174	3,493	9,197
Unrealized gain on forward foreign currency contracts	—	—	4,865	10,187
Receivable for fund shares sold	3,893	19,701	226	2,293
Dividends and interest receivable	6,220	2,351	4,030	19,651
Variation margin receivable	2,174	—	270	70
Foreign tax reclaim receivable	4,051	45	—	—
Unrealized gain on foreign spot currency contracts	—	—	—	11
Swap contracts, at value (Premiums paid $0, $0, $0 and $0, respectively)	—	—	—	637
Prepaid Expense	—	14	—	11
Total Assets	2,958,210	1,550,008	503,966	1,364,069
LIABILITIES:
Payable for investment securities purchased	14,985	16,970	3,544	19,500
Payable upon return of securities loaned	233,929	135,645	—	20,810
Payable to custodian	—	—	8	769
Unrealized loss on forward foreign currency contracts	—	—	1,550	9,439
Swap contracts, at value (Premiums received $0, $0, $96 and $0, respectively)	—	—	1,049	4,965
Payable for fund shares redeemed	2,448	8,309	1,174	1,113
Variation margin payable	—	—	41	14
Unrealized loss on foreign spot currency contracts	2	3	193	—
Investment advisory fees payable	1,072	1,078	80	572
Administration fees payable	1,014	511	185	492
Shareholder servicing fees payable	537	274	102	256
Trustees’ fees	1	1	—	1
Chief compliance officer fees payable	4	2	1	2
Administration servicing fees payable	4	—	—	—
Other accrued expenses	240	415	82	186
Accrued foreign capital gains tax on appreciated securities	5	170	—	—
Total Liabilities	254,241	163,378	8,009	58,119
Net Assets	$2,703,969	$1,386,630	$495,957	$1,305,950
NET ASSETS:
Paid in Capital (unlimited authorization — no par value)	$3,536,703	$1,770,419	$507,770	$1,598,145
Undistributed (distributions in excess of) net investment income	25,838	6,484	19,687	(26,663)
Accumulated net realized loss on investments, futures contracts, foreign currency contracts and swap contracts	(730,718)	(86,216)	(314)	(36,981)
Net unrealized depreciation on investments	(125,697)	(303,849)	(31,273)	(224,148)
Net unrealized appreciation (depreciation) on futures contracts	(1,856)	—	263	(256)
Net unrealized deprecation on swap contracts	—	—	(2,209)	(4,383)
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(296)	(38)	2,033	236
Accumulated foreign capital gains tax on appreciated securities	(5)	(170)	—	—
Net Assets	$2,703,969	$1,386,630	$495,957	$1,305,950
Net Asset Value, Offering and Redemption Price Per Share — Class A ($2,568,634,566 ÷ 280,373,678 shares, $1,342,617,896 ÷ 159,263,166 shares, $495,957,081 ÷ 47,763,537 shares, $1,227,566,761 ÷ 141,677,417 shares, respectively.)	$9.16	$8.43	$10.38	$8.66
Net Asset Value, Offering and Redemption Price Per Share — Class I ($4,955,802 ÷ 541,536 shares)	$9.15	N/A	N/A	N/A
Net Asset Value, Offering and Redemption Price Per Share — Class Y ($130,378,756 ÷ 14,209,033 shares, $44,012,488 ÷ 5,208,459 shares, N/A, $78,383,342 ÷ 9,036,686 shares, respectively.)	$9.18	$8.45	N/A	$8.67

(1)	Included in “Investments, at value” is the market value of securities on loan in the amounts of $229,050, $131,380, $0 and $20,564, ($ Thousands), respectively.

N/A — Not applicable. Share classes currently not offered.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2015	61

Statements of Operations ($ Thousands)

For the year ended September 30, 2015

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Investment Income:
Dividends	$68,437	$44,770	$—	$—
Dividends from Affiliated Investments(1)	11	2	—	—
Interest	92	11	10,587	87,111
Security Lending Income — Net(1)(2)	1,543	1,120	—	25
Less: Foreign Taxes Withheld	(5,710)	(4,903)	(47)	(941)
Total Investment Income	64,373	41,000	10,540	86,195
Expenses:
Investment Advisory Fees	14,121	18,015	1,562	11,679
Administration Fees	12,583	7,713	2,342	6,183
Shareholder Servicing Fees — Class A	6,713	4,197	1,302	3,284
Shareholder Servicing Fees — Class I	12	—	—	—
Admin Servicing Fees — Class I	12	—	—	—
Trustees’ Fees	36	23	7	18
Chief Compliance Officer Fees	14	8	3	7
Custodian/Wire Agent Fees	317	557	82	338
Printing Fees	373	231	73	181
Overdraft Fees	2	5	1	11
Professional Fees	183	181	33	74
Registration Fees	73	52	10	34
Other Expenses	93	64	143	115
Total Expenses	34,532	31,046	5,558	21,924
Less:
Waiver of Investment Advisory Fees	(66)	(1,726)	(240)	(3,362)
Fees Paid Indirectly	—	(15)	—	—
Net Expenses	34,466	29,305	5,318	18,562
Net Investment Income	29,907	11,695	5,222	67,633
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions:
Net Realized Gain (Loss) from:
Investments	79,804	(42,913)	843	(27,964)
Futures Contracts	(10,010)	—	(676)	(1,280)
Swap Contracts	—	—	(570)	(52)
Foreign Currency Transactions	(1,670)	(1,467)	40,448	(56,413)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(266,390)	(332,286)	(23,029)	(170,845)
Futures Contracts	(631)	—	200	(21)
Swap Contracts	—	—	(401)	(2,906)
Foreign Capital Gains Tax on Appreciated Securities	—	1,853	—	—
Foreign Currency Transactions	(103)	18	(11,844)	(2,079)
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(199,000)	(374,795)	4,971	(261,560)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(169,093)	$(363,100)	$10,193	$(193,927)

(1)	See Note 5 in Notes to Financial Statements.
(2)	Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

62	SEI Institutional International Trust / Annual Report / September 30, 2015

Statements of Changes in Net Assets ($ Thousands)

For the years ended September 30,

	International Equity Fund*		Emerging Markets Equity Fund*
	2015	2014	2015	2014
Operations:
Net Investment Income	$29,907	$46,469	$11,695	$10,252
Net Realized Gain (Loss) from Investments and Futures Contracts	69,794	187,799	(42,913)	70,904
Net Realized Loss on Forward Foreign Currency Contracts and Foreign Currency Transactions	(1,670)	(1,027)	(1,467)	(688)
Net Change in Unrealized Depreciation on Investments, Affiliated Investments and Futures Contracts	(267,021)	(152,633)	(332,286)	(35,842)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Capital Tax Gains on Appreciated Securities	—	(5)	1,853	(1,875)
Net Change in Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts, Foreign Currencies, and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(103)	(317)	18	(72)
Net Increase (Decrease) in Net Assets Resulting from Operations	(169,093)	80,286	(363,100)	42,679
Dividends from:
Net Investment Income:
Class A	(52,424)	(31,558)	(18,640)	(7,645)
Class I	(85)	(64)	N/A	N/A
Class Y	—	—	—	—
Total Dividends	(52,509)	(31,622)	(18,640)	(7,645)
Capital Share Transactions:
Class A:
Proceeds from Shares Issued	691,524	655,997	494,958	848,194
Reinvestment of Dividends & Distributions	48,485	28,743	17,391	7,072
Cost of Shares Redeemed	(634,524)	(400,975)	(753,872)	(345,905)
Increase (Decrease) in Net Assets Derived from Class A Transactions	105,485	283,765	(241,523)	509,361
Class I:
Proceeds from Shares Issued	1,300	1,352	N/A	N/A
Reinvestment of Dividends & Distributions	53	45	N/A	N/A
Cost of Shares Redeemed	(1,323)	(2,156)	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class I Transactions	30	(759)	N/A	N/A
Class Y:
Proceeds from Shares Issued	154,735	—	57,875	—
Reinvestment of Dividends & Distributions	—	—	—	—
Cost of Shares Redeemed	(22,503)	—	(6,060)	—
Increase in Net Assets Derived from Class Y Transactions	132,232	—	51,815	—
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	237,747	283,006	(189,708)	509,361
Net Increase (Decrease) in Net Assets	16,145	331,670	(571,448)	544,395
Net Assets:
Beginning of Year	2,687,824	2,356,154	1,958,078	1,413,683
End of Year	$2,703,969	$2,687,824	$1,386,630	$1,958,078
Undistributed Net Investment Income Included in Net Assets at End of Year	$25,838	$46,723	$6,484	$10,174
Share Transactions:
Class A:
Shares Issued	70,760	64,705	49,684	78,929
Reinvestment of Distributions	5,082	2,851	1,729	667
Shares Redeemed	(65,342)	(39,602)	(74,085)	(31,919)
Total Class A Transactions	10,500	27,954	(22,672)	47,677
Class I:
Shares Issued	134	133	N/A	N/A
Reinvestment of Distributions	5	4	N/A	N/A
Shares Redeemed	(136)	(212)	N/A	N/A
Total Class I Transactions	3	(75)	N/A	N/A
Class Y:
Shares Issued	16,463	—	5,824	—
Shares Redeemed	(2,254)	—	(616)	—
Total Class Y Transactions	14,209	—	5,208	—
Net Increase (Decrease) in Shares Outstanding from Share Transactions	24,712	27,879	(17,464)	47,677

*	Class Y shares of the Fund commenced operations on December 31, 2014.

N/A — Not applicable. Share classes currently not offered.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2015	63

Statements of Changes in Net Assets ($ Thousands) (Concluded)

For the years ended September 30,

	International Fixed Income Fund		Emerging Markets Debt Fund*
	2015	2014	2015	2014
Operations:
Net Investment Income	$5,222	$6,478	$67,633	$59,833
Net Realized Gain (Loss) from Investments, Futures Contracts and Swap Contracts	(403)	9,260	(29,296)	(3,051)
Net Realized Gain (Loss) on Forward Foreign Currency Contracts and Foreign Currency Transactions	40,448	7,088	(56,413)	(31,240)
Net Change in Unrealized Depreciation on Investments, Futures Contracts and Swap Contracts	(23,230)	(15,160)	(173,772)	(6,315)
Net Change in Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts, Foreign Currencies, and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(11,844)	21,099	(2,079)	4,303
Net Increase (Decrease) in Net Assets Resulting from Operations	10,193	28,765	(193,927)	23,530
Dividends and Distributions from:
Net Investment Income:
Class A	(38,714)	(2,598)	(25,714)	(37,069)
Class Y	N/A	N/A	(441)	—
Net Realized Gains:
Class A	—	—	(1,398)	(7,466)
Class Y	N/A	N/A	—	—
Total Dividends and Distributions	(38,714)	(2,598)	(27,553)	(44,535)
Capital Share Transactions:
Class A:
Proceeds from Shares Issued	116,276	132,549	466,451	460,776
Reinvestment of Dividends & Distributions	34,693	2,293	24,076	39,056
Cost of Shares Redeemed	(150,275)	(110,607)	(395,413)	(315,392)
Increase in Net Assets Derived from Class A Transactions	694	24,235	95,114	184,440
Class Y:
Proceeds from Shares Issued	N/A	N/A	94,421	—
Reinvestment of Dividends & Distributions	N/A	N/A	441	—
Cost of Shares Redeemed	N/A	N/A	(8,277)	—
Increase in Net Assets Derived from Class Y Transactions	N/A	N/A	86,585	—
Increase in Net Assets Derived from Capital Share Transactions	694	24,235	181,699	184,440
Net Increase (Decrease) in Net Assets	(27,827)	50,402	(39,781)	163,435
Net Assets:
Beginning of Year	523,784	473,382	1,345,731	1,182,296
End of Year	$495,957	$523,784	$1,305,950	$1,345,731
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at End of Year	$19,687	$13,152	$(26,663)	$(11,629)
Share Transactions:
Class A:
Shares Issued	10,971	12,407	48,643	44,744
Reinvestment of Distributions	3,346	220	2,455	3,784
Shares Redeemed	(14,238)	(10,379)	(41,303)	(30,598)
Total Class A Transactions	79	2,248	9,795	17,930
Class Y:
Shares Issued	N/A	N/A	9,882	—
Reinvestment of Distributions	N/A	N/A	47	—
Shares Redeemed	N/A	N/A	(892)	—
Total Class Y Transactions	N/A	N/A	9,037	—
Net Increase in Shares Outstanding from Share Transactions	79	2,248	18,832	17,930

*	Class Y shares of the Fund commenced operations on December 31, 2014.

N/A — Not applicable. Share classes currently not offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

64	SEI Institutional International Trust / Annual Report / September 30, 2015

Financial Highlights

For the years or period ended September 30,

For a Share Outstanding Throughout Each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (Thousands)	Ratio of Expenses to Average Net Assets*		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)**		Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)**		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
International Equity Fund
Class A
2015	$9.94	$0.10	$(0.69)	$(0.59)	$(0.19)		$—	$(0.19)	$9.16	(5.98)%	$2,568,634	1.24	%(2)	1.24	%(2)	1.24	%(2)	1.04%	68%
2014	9.71	0.18	0.18	0.36	(0.13)		—	(0.13)	9.94	3.66	2,682,482	1.24	(2)	1.24	(2)	1.24	(2)	1.78	60
2013	8.19	0.13	1.53	1.66	(0.14)		—	(0.14)	9.71	20.47	2,350,201	1.25	(2)	1.25	(2)	1.25	(2)	1.50	47
2012	7.29	0.14	0.92	1.06	(0.16)		—	(0.16)	8.19	14.76	1,842,851	1.26	(2)	1.26	(2)	1.26	(2)	1.75	56
2011	8.34	0.16	(1.08)	(0.92)	(0.13)		—	(0.13)	7.29	(11.34)	1,566,893	1.27	(2)	1.27	(2)	1.27	(2)	1.88	98
Class I
2015	$9.92	$0.08	$(0.69)	$(0.61)	$(0.16)		$—	$(0.16)	$9.15	(6.18)%	$4,956	1.49	%(2)	1.49	%(2)	1.49	%(2)	0.76%	68%
2014	9.70	0.15	0.17	0.32	(0.10)		—	(0.10)	9.92	3.33	5,342	1.49	(2)	1.49	(2)	1.49	(2)	1.48	60
2013	8.18	0.11	1.52	1.63	(0.11)		—	(0.11)	9.70	20.19	5,953	1.50	(2)	1.50	(2)	1.50	(2)	1.21	47
2012	7.28	0.12	0.91	1.03	(0.13)		—	(0.13)	8.18	14.37	5,271	1.51	(2)	1.51	(2)	1.51	(2)	1.48	56
2011	8.32	0.13	(1.06)	(0.93)	(0.11)		—	(0.11)	7.28	(11.44)	5,265	1.52	(2)	1.52	(2)	1.52	(2)	1.54	98
Class Y
2015(15)	$9.39	$0.13	$(0.34)	$(0.21)	$—		$—	$—	$9.18	(2.24)%	$130,379	1.00	%(11)	1.00	%(11)	1.00	%(11)	1.72%	68%
Emerging Markets Equity Fund
Class A
2015	$10.76	$0.07	$(2.29)	$(2.22)	$(0.11)		$—	$(0.11)	$8.43	(20.78)%	$1,342,618	1.72	%(3)	1.72	%(3)	1.72	%(8)	0.67%	67%
2014	10.53	0.06	0.22	0.28	(0.05)		—	(0.05)	10.76	2.68	1,958,078	1.96	(3)	1.96	(3)	2.02	(8)	0.58	59
2013	10.25	0.06	0.28	0.34	(0.06)		—	(0.06)	10.53	3.29	1,413,683	1.96	(3)	1.96	(3)	2.04	(8)	0.52	78
2012	9.00	0.05	1.23	1.28	(0.03)		—	(0.03)	10.25	14.21	899,730	1.97	(3)	1.97	(3)	2.07	(8)	0.49	93
2011	11.40	0.05	(2.35)	(2.30)	(0.10)		—	(0.10)	9.00	(20.38)	695,498	1.96	(3)	1.96	(3)	2.09	(8)	0.44	98
Class Y
2015(15)	$10.08	$0.10	$(1.73)	$(1.63)	$—		$—	$—	$8.45	(16.17)%	$44,012	1.47	%(12)	1.47	%(12)	1.47	%(12)	1.33%	67%
International Fixed Income Fund
Class A
2015	$10.98	$0.11	$0.11	$0.22	$(0.82)		$—	$(0.82)	$10.38	2.02%	$495,957	1.02	%(4)	1.02	%(4)	1.07	%(9)	1.00%	78%
2014	10.42	0.14	0.48	0.62	(0.06)		—	(0.06)	10.98	5.96	523,784	1.02	(4)	1.02	(4)	1.20	(9)	1.32	104
2013	10.82	0.14	(0.06)	0.08	(0.48	)(7)	—	(0.48)	10.42	0.77	473,382	1.02	(4)	1.02	(4)	1.20	(9)	1.37	86
2012	10.44	0.17	0.48	0.65	(0.27)		—	(0.27)	10.82	6.34	491,793	1.02	(4)	1.02	(4)	1.21	(9)	1.60	103
2011	10.92	0.25	(0.22)	0.03	(0.51	)(6)	—	(0.51)	10.44	0.41	488,929	1.02	(4)	1.02	(4)	1.21	(9)	2.40	119
Emerging Markets Debt Fund
Class A
2015	$10.20	$0.47	$(1.81)	$(1.34)	$(0.19)		$(0.01)	$(0.20)	$8.66	(13.35)%	$1,227,567	1.36	%(5)	1.36	%(5)	1.61	%(10)	4.91%	71%
2014	10.38	0.49	(0.29)	0.20	(0.31)		(0.07)	(0.38)	10.20	1.90	1,345,731	1.36	(5)	1.36	(5)	1.80	(10)	4.73	92
2013	12.07	0.47	(1.02)	(0.55)	(0.68)		(0.46)	(1.14)	10.38	(5.19)	1,182,296	1.36	(5)	1.36	(5)	1.81	(10)	4.20	90
2012	10.81	0.55	1.36	1.91	(0.63)		(0.02)	(0.65)	12.07	18.48	1,165,102	1.36	(5)	1.36	(5)	1.80	(10)	4.85	102
2011	11.19	0.63	(0.70)	(0.07)	(0.31)		—	(0.31)	10.81	(0.71)	876,396	1.36	(5)	1.36	(5)	1.80	(10)	5.58	59
Class Y
2015(15)	$9.63	$0.37	$(1.28)	$(0.91)	$(0.05)		$—	$(0.05)	$8.67	(9.48)%	$78,383	1.11	%(13)	1.11	%(13)	1.36	%(14)	5.24%	71%

*	Includes Fees Paid Indirectly, if applicable. See Note 5 in Notes to Financial Statements.
**	See Note 5 in Notes to Financial Statements.
†	Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)	Per share net investment income/(loss) and net realized and unrealized gains/(losses) calculated using average shares.
(2)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios for Class A and I shares would have been 1.24% and 1.49%, respectively for 2015 and 2014, 1.25% and 1.50%, respectively for 2013, 1.26% and 1.51%, respectively for 2012, 1.27% and 1.52%, respectively for 2011.
(3)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.71% for 2015, 1.96% for 2014, 2013, 2012 and 2011.
(4)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.02%, 1.02%, 1.02%, 1.02% and 1.01% for 2015, 2014, 2013, 2012 and 2011 respectively.
(5)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.36% for 2015, 2014, 2013, 2012 and 2011.
(6)	Includes a return of capital of $0.01 per share.
(7)	Includes a return of capital of $0.09 per share.
(8)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.71%, 2.02%, 2.04%, 2.06% and 2.09% for 2015, 2014, 2013, 2012 and 2011.
(9)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.07%, 1.20%, 1.20%, 1.21% and 1.21% for 2015, 2014, 2013, 2012 and 2011.
(10)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.61%, 1.80%, 1.81%, 1.80% and 1.80% for 2015, 2014, 2013, 2012 and 2011.
(11)	The expense ratio includes overdraft fees. Had this expense been excluded the ratio would have been 0.99% for 2015.
(12)	The expense ratio includes overdraft fees. Had this expense been excluded the ratio would have been 1.46% for 2015.
(13)	The expense ratio includes overdraft fees. Had this expense been excluded the ratio would have been 1.11% for 2015.
(14)	The expense ratio includes overdraft fees. Had this expense been excluded the ratio would have been 1.36% for 2015.
(15)	Commenced operations on December 31, 2014. All ratios for the period have been annualized except total return and portfolio turnover which are for the period indicated and have not been annualized.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2015	65

Notes to Financial Statements

September 30, 2015

1. ORGANIZATION

SEI Institutional International Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988. The operations of the Trust commenced on December 20, 1989.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with four funds: International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (together the “Funds”) each of which are diversified Funds with the exception of the International Fixed Income Fund and the Emerging Markets Debt Fund. The Trust’s prospectuses provide a description of each Fund’s investment goal, principal strategies and risks. The Trust is registered to offer Class A and Class Y shares of each of the Funds and Class I shares of the International Equity Fund. As of September 30, 2015, the Class Y shares had not yet commenced operations for the International Fixed Income Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a sub-adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable.

However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a sub-adviser, as applicable, continuously monitors the reliability of prices obtained from any pricing service and will notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Trust’s Fair Value Committee if it receives such notification from SIMC or a sub-adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are determined to be unreliable or can not be valued using methodologies described above are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates. The Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: (i) the facts giving rise to the need to fair value; (ii) the last trade price; (iii) the performance of the market or the issuer’s industry; (iv) the liquidity of the security; (v) the size of the holding in a Fund; or (vi) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market

66	SEI Institutional International Trust / Annual Report / September 30, 2015

sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

The International Equity Fund and Emerging Markets Equity Fund also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity Fund and Emerging Markets Equity Fund will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended September 30, 2015, there have been no significant changes to the inputs or the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

Classes — Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

SEI Institutional International Trust / Annual Report / September 30, 2015	67

Notes to Financial Statements (Continued)

September 30, 2015

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions, speculative purposes or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2015, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. To the extent consistent with its investment objective and strategies, a Fund may utilize futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns and may also utilize futures contracts to efficiently assist in managing the Funds’ duration and yield curve exposure. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is held. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s

Schedule of Investments for details regarding open futures contracts as of September 30, 2015, if applicable.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund may invest in swap contracts as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve the periodic payment by a Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR (London Interbank Offered Rate) or some other form of index on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or losses. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements, securities/cash may be set aside as collateral by the Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio; protect a Fund’s value from changes in interest rates; or expose a Fund to a different security or market.

68	SEI Institutional International Trust / Annual Report / September 30, 2015

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Schedule of Investments or the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

Counterparty risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts as of September 30, 2015, if applicable.

Delayed Delivery Transactions — A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its investment objective and strategies, a Fund may invest in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in a Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. This Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Funds. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Dividends and Distributions to Shareholders — The International Equity, Emerging Markets Equity and International Fixed Income Funds will distribute substantially all of their net investment income and all net realized capital gains, if any, at least annually. The Emerging Markets Debt Fund will distribute substantially all of its net investment income, if any, at least quarterly and all net realized gains, if any, at least annually. All dividends and distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Participation Notes (P-Notes) — To the extent consistent with its Investment Objective and Strategies, a Fund may acquire P-Notes issued by participating banks or broker-dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. The

SEI Institutional International Trust / Annual Report / September 30, 2015	69

Notes to Financial Statements (Continued)

September 30, 2015

P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate. In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Fund

Redemption Fees — As of July 17, 2015, the Funds no longer charge redemption fees. The Funds charged a redemption fee based on a redemption, or a series of redemptions from a single identifiable source that in the aggregate exceeded a specific dollar threshold within any thirty day period, as presented below:

	Dollar Threshold ($ Thousands)	Redemption Fee
International Equity Fund	$50,000	0.75%
Emerging Markets Equity Fund	25,000	1.25
International Fixed Income Fund	25,000	1.00
Emerging Markets Debt Fund	25,000	1.00

For the year ended September 30, 2015, the Funds did not charge any redemption fees. Such fees, if any, were retained by the Funds for the benefit of the remaining shareholders.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

70	SEI Institutional International Trust / Annual Report / September 30, 2015

As of September 30, 2015, the International Fixed Income Fund is the seller (“providing protection”) on a total notional amount of $3.0 million. The notional amounts of the swaps are not recorded in the financial statements; however the notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at balance sheet date are summarized as follows:

INTERNATIONAL FIXED INCOME FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$(131,232)	—	—	$79,263	$(51,970)
Maximum potential amount of future payments	1,674,369			1,663,206	3,337,575
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the Partnership or other third parties which the Partnership can obtain upon occurrence of triggering event	—	—	—	—	—

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points) [1]
0-100	—	—	$1,663,206	$1,674,369	—	$3,337,575
>101	—	—	—	—	—	—
Total	—	—	$1,663,206	$1,674,369	—	$3,337,575

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the year with only one type of risk exposure, additional information can be found on the Schedules of Investments and the Statements of Operations. The fair value of derivative instruments as of September 30, 2015 was as follows:

	Asset Derivatives			Liability Derivatives
	Year ended September 30, 2015 ($ Thousands)			Year ended September 30, 2015 ($ Thousands)
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

International Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$532	*	Net Assets — Unrealized depreciation on futures contracts	$269	*
	Net Assets — Unrealized appreciation on swap contracts	432	†	Net Assets — Unrealized depreciation on swap contracts	2,541	†
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	—	†	Net Assets — Unrealized depreciation on swap contracts	100	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	4,865		Unrealized loss on forward foreign currency contracts	1,550

Total Derivatives not accounted for as hedging instruments		$5,829			$4,460

SEI Institutional International Trust / Annual Report / September 30, 2015	71

Notes to Financial Statements (Continued)

September 30, 2015

	Asset Derivatives			Liability Derivatives
	Year ended September 30, 2015 ($ Thousands)			Year ended September 30, 2015 ($ Thousands)
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Emerging Markets Debt Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$81	*	Net Assets — Unrealized depreciation on futures contracts	$337	*
	Net Assets — Unrealized appreciation on swap contracts	716	†	Net Assets — Unrealized depreciation on swap contracts	4,341	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	10,185		Unrealized loss on forward foreign currency contracts	9,437
	Net Assets — Unrealized appreciation on swap contracts	—	†	Net Assets — Unrealized depreciation on swap contracts	758	†

Total Derivatives not accounted for as hedging instruments		$10,982			$14,873

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.
†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for OTC swap contracts that have paid premiums. For centrally cleared swap contracts current days variation margin is reported within the Statements of Assets & Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2015.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Currency Contracts	Swaps	Total

International Fixed Income Fund
Interest rate contracts	$(676)	$—	$(554)	$(1,230)
Foreign exchange contracts	—	65,979	—	65,979
Credit contracts	—	—	(16)	(16)
Total	$(676)	$65,979	$(570)	$64,733

Emerging Markets Debt Fund
Interest rate contracts	$(1,280)	$—	$(52)	$(1,332)
Foreign exchange contracts	—	9,844	—	9,844
Total	$(1,280)	$9,844	$(52)	$8,512

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Currency Contracts	Swaps	Total

International Fixed Income Fund
Interest rate contracts	$200	$—	$(315)	$(115)
Credit contracts	—	—	(86)	(86)
Foreign exchange contracts	—	(11,692)	—	(11,692)
Total	$200	$(11,692)	$(401)	$(11,893)

Emerging Markets Debt Fund
Interest rate contracts	$(21)	$—	$(2,148)	$(2,169)
Foreign exchange contracts	—	(2,079)	(758)	(2,837)
Total	$(21)	$(2,079)	$(2,906)	$(5,006)

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with

72	SEI Institutional International Trust / Annual Report / September 30, 2015

a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

The following is a summary of the market value and variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of September 30, 2015 ($ Thousands):

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin Asset			Variation Margin Liability
Fund	Futures	Swap Agreements	Total	Futures	Swap Agreements	Total
International Equity Fund	$2,174	$—	$2,174	$—	$—	$—
International Fixed Income Fund	253	17	270	24	17	41
Emerging Markets Debt Fund	57	13	70	14	—	14

Securities with an aggregate market value of $539,770 have been pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2015.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2015 ($ Thousands):

	Financial Derivative Assets			Financial Derivative Liabilities
Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures(1)
International Fixed Income Fund	$4,865	$—	$4,865	$1,550	$953	$2,503	$2,362	$—	$2,362
Emerging Markets Debt Fund	10,187	637	10,824	9,439	4,965	14,404	(3,580)	—	(3,580)

(1)	Excess collateral is not shown for financial reporting purposes.
(2)	Net Exposures represents the net receivable/(payable) that would be due from /to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

SEI Institutional International Trust / Annual Report / September 30, 2015	73

Notes to Financial Statements (Continued)

September 30, 2015

No securities have been pledged or have been received as collateral for financial derivative instruments as governed by ISDA Master Agreements as of September 30, 2015.

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each fund.

SEI Investments Global Funds Services (the “Administrator”) provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of each fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”), serves as each Fund’s Distributor. The Trust has adopted plans under which firms,

including the Distributor, that provide shareholder and administrative services may receive compensation therefrom.

Such plans provide fees payable to the Distributor, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund. Under both the Shareholder Servicing Plan and Administrative Service Plan, the Distributor may retain as profit any difference between the fee it receives and the amount it pays to third parties.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustees fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time.

The following is a summary of annual fees payable to the Adviser, Administrator and Distributor and the contractual and voluntary expense limitation for each Fund will be as follows:

	Advisory Fee		Administration Fee	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitations
International Equity Fund
Class A	0.505%		0.45%	0.25%	—	1.25%
Class I	0.505%		0.45%	0.25%	0.25%	1.50%
Class Y	0.505%		0.45%	—	—	1.00%
Emerging Markets Equity Fund
Class A	1.05	%(1)	0.45%	0.25%	—	N/A
Class Y	1.05	%(1)	0.45%	—	—	N/A
International Fixed Income Fund
Class A	0.30%		0.45%	0.25%	—	1.02%
Emerging Markets Debt Fund
Class A	0.85%		0.45%	0.25%	—	1.36%
Class Y	0.85%		0.45%	—	—	1.11%

(1)	Effective October 1, 2014, SIMC has contractually agreed to waive its management fee as necessary to keep the management fee paid by the Fund during its fiscal year from exceeding 0.95%. This fee waiver agreement shall remain in effect until January 31, 2016 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board of Trustees.

N/A — Not applicable

74	SEI Institutional International Trust / Annual Report / September 30, 2015

Investment Sub-Advisory Agreements — As of September 30, 2015, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser
International Equity Fund
Acadian Asset Management LLC
Blackcrane Capital, LLC
Causeway Capital Management LLC
Henderson Global Investors (North America) Inc.
INTECH Investment Management LLC
Neuberger Berman Management LLC
Tradewinds Global Investors LLC
WCM Investment Management
Emerging Markets Equity Fund
Delaware Investment Fund Advisers, a series of Delaware Management Business Trust
JO Hambro Capital Management Limited
Kleinwort Benson Investors International Ltd.
Lazard Asset Management LLC
Neuberger Berman Management LLC
PanAgora Asset Management, Inc.
RWC Asset Advisors (US) LLC
International Fixed Income Fund
AllianceBernstein L.P.
FIL Investment Advisors
Wellington Management Company, LLP
Emerging Markets Debt Fund
Investec Asset Management Ltd.
Neuberger Berman Fixed Income LLC
Stone Harbor Investment Partners LP

Under the investment sub-advisory agreements, each sub-adviser receives an annual fee, paid by SIMC.

Brokerage Commissions Paid to Affiliates — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions. There were no such commissions for the year ended September 30, 2015.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Fund’s expense ratio, as a percentage of the Fund’s average daily net assets for the year ended September 30, 2015, can be found on the Statement of Operations and Financial Highlights, if applicable.

Investment in Affiliated Securities — The Funds may invest in the SEI Daily Income Trust Prime Obligation Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest cash collateral from the securities lending program in the SEI Liquidity Fund, L.P., also an affiliated fund.

The following is summary of the transactions with affiliates for the year ended September 30, 2015 ($ Thousands):

SEI Liquidity Fund, L.P.	Purchases at Cost	Proceeds from Sales	Value 9/30/2015	Dividend Income
International Equity Fund	$1,302,684	$(1,120,553)	$233,929	$1,543
Emerging Markets Equity Fund	585,583	(623,909)	135,645	1,120
Emerging Markets Debt Fund	25,584	(4,774)	20,810	25

SEI Daily Income Trust Prime Obligation Fund
International Equity Fund	327,628	(337,211)	91,924	11
Emerging Markets Equity Fund	268,277	(274,285)	12,203	2

Payment to Affiliates — Certain Officers and Trustees of the Trust are also Officers and/or Directors of the Administrator, Adviser and/or the Distributor.

The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by

SEI Institutional International Trust / Annual Report / September 30, 2015	75

Notes to Financial Statements (Continued)

September 30, 2015

the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended September 30, 2015, the Trust had not participated in the Program.

6. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments and futures, during the year ended September 30, 2015, were as follows:

	Purchases ($ Thousands)	Sales and Maturities ($ Thousands)
International Equity Fund
US Government	$—	$—
Other	1,977,535	1,787,936
Emerging Markets Equity Fund
US Government	—	—
Other	1,131,388	1,318,800
International Fixed Income Fund
US Government	18,913	13,197
Other	346,118	347,096
Emerging Markets Debt Fund
US Government	29,410	2,634
Other	1,078,243	879,921

7. FEDERAL TAX INFORMATION:

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, investments in swaps, investments in passive foreign investment companies, investments in partnerships, distribution reclassification, REIT income reclassification and foreign currency transactions have been reclassified to/from the following accounts as of September 30, 2015:

	Paid-in- Capital ($ Thousands)	Undistributed Net Investment Income/(Loss) ($ Thousands)	Accumulated Realized Gain/(Loss) ($ Thousands)
International Equity Fund	$—	$1,717	$(1,717)
Emerging Markets Equity Fund	—	3,255	(3,255)
International Fixed Income Fund	—	40,027	(40,027)
Emerging Markets Debt Fund	—	(56,512)	56,512

The tax character of dividends and distributions declared during the last two years were as follows:

		Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Totals ($ Thousands)
International Equity Fund	2015	$52,509	$—	$—	$52,509
	2014	31,622	—	—	31,622
Emerging Markets Equity Fund	2015	18,640	—	—	18,640
	2014	7,645	—	—	7,645
International Fixed Income Fund	2015	38,714	—	—	38,714
	2014	2,598	—	—	2,598
Emerging Markets Debt Fund	2015	27,003	550	—	27,553
	2014	33,867	10,668	—	44,535

As of September 30, 2015, the components of Distributable Earnings/(Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Depreciation ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Accumulated Losses ($ Thousands)
International Equity Fund	$29,250	$—	$(709,632)	$—	$—	$(153,360)	$1,008	$(832,734)
Emerging Markets Equity Fund	10,980	—	(11,026)	(46,481)	—	(337,262)	—	(383,789)
International Fixed Income Fund	25,197	41	—	—	—	(31,332)	(5,719)	(11,813)
Emerging Markets Debt Fund	—	—	—	(29,930)	(21,428)	(235,719)	(5,046)	(292,195)

76	SEI Institutional International Trust / Annual Report / September 30, 2015

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

	Expires 2017 ($ Thousands)	Expires 2018 ($ Thousands)	Total Capital Loss Carryforward 09/30/15 ($ Thousands)
International Equity Fund	$19,275	$690,357	$709,632
Emerging Markets Equity Fund	—	11,026	11,026

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended September 30, 2015, the following Funds utilized capital loss carryforwards to offset capital gains:

Amount utilized ($ Thousands)
International Equity Fund	$76,023
Emerging Markets Equity Fund	6,508
International Fixed Income Fund	280

For Federal income tax purposes, the cost of securities owned at September 30, 2015, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in partnerships, passive foreign investment companies and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at September 30, 2015, was as follows:

	Federal Tax Cost ($ Thousands)	Aggregate Gross Unrealized Appreciation ($ Thousands)	Aggregate Gross Unrealized Depreciation ($ Thousands)	Net Unrealized Depreciation ($ Thousands)
International Equity Fund	$3,082,820	$161,398	$(312,601)	$(151,203)
Emerging Markets Equity Fund	1,859,004	66,359	(403,413)	(337,054)
International Fixed Income Fund	520,662	5,067	(36,486)	(31,419)
Emerging Markets Debt Fund	1,546,197	8,716	(240,104)	(231,388)

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — To the extent a Fund takes positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Fixed Income Market Risk — The prices of a Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate

SEI Institutional International Trust / Annual Report / September 30, 2015	77

Notes to Financial Statements (Concluded)

September 30, 2015

risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

9. SECURITIES LENDING

A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that a Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund, L.P., and the Fund bears all of the gains and losses on such investment. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of September 30, 2015 ($ Thousands):

Fund	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
International Equity Fund	$229,050	$229,050	$—
Emerging Markets Equity Fund	131,380	131,380	—
Emerging Markets Debt Fund	20,564	20,564	—

(1)	Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Schedule of Investments for the total collateral received.

10. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (NAV) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and determined there is no impact to the financial statements.

11. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of September 30, 2015.

78	SEI Institutional International Trust / Annual Report / September 30, 2015

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

SEI Institutional International Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Institutional International Trust, comprised of the International Equity Fund, Emerging Markets Equity Fund, Emerging Markets Debt Fund, and the International Fixed Income Fund (collectively, the “Funds”), as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian, transfer agent and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the SEI Institutional International Trust as of September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 30, 2015

SEI Institutional International Trust / Annual Report / September 30, 2015	79

Trustees and Officers of the Trust (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2015.

Set forth below are the names, ages, addresses, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by the trustees, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Age and Address	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED DIRECTORS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 69 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Global Nominee Ltd., and SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 75 yrs. old	Trustee*	since 1982	Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle III, The KP Funds, O’Connor EQUUS, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Global Nominee, Ltd, SEI Investments (Asia), Limited, and SEI Asset Korea Co., Ltd.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 72 yrs. old	Trustee	since 1996	Retired since January 2012. Self-employed Consultant, Newfound Consultants, Inc. since April 1997-December 2011.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, State Street Navigator Securities Lending Trust, Director of SEI Structured Credit Fund L.P. and member of the independent review committee for SEI’s Canadian-registered mutual funds.

*Messrs.	Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]There

is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.

[2]The

Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust and New Covenant Funds.

80	SEI Institutional International Trust / Annual Report / September 30, 2015

Name, Age and Address	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 58 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital, since 2008. Managing Director, Cue Capital from March 2002 to March 2008	99	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 67 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	99	Trustee/Director of Ariel Mutual Funds and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2007	Private Investor since 1994.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The KP Funds and Bishop Street Funds.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 72 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	99	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute, Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 69 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Arthur Ramanjulu One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Controller and Chief Financial Officer	since 2015	Director, Funds Accounting, SEI Investments Global Funds Services (March 2015); Senior Manager, Funds Accounting, SEI Global Fund Services (March 2007 to February 2015).	N/A	N/A
Russell Emery One Freedom Valley Drive, Oaks, PA 19456 52 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust since 2013. Chief Compliance Officer of SEI Catholic Values Trust since 2015.	N/A	N/A

SEI Institutional International Trust / Annual Report / September 30, 2015	81

Trustees and Officers of the Trust (Unaudited) (Concluded)

Name, Age and Address	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Timothy D. Barto One Freedom Valley Drive, Oaks, PA 19456 47 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 44 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 39 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker, Bidder & Reath LLP (law firm), May 2005-October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 47 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since 2004.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 35 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.	N/A	N/A

[1]Each

trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]The

Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust and New Covenant Funds.

82	SEI Institutional International Trust / Annual Report / September 30, 2015

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund’s costs in two ways:

Actual Fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	Annualized Expense Ratios	Expenses Paid During Period*
International Equity Fund
Actual Fund Return
Class A	$1,000.00	$924.30	1.25%	$6.03
Class I	$1,000.00	923.30	1.50	7.23
Class Y	$1,000.00	926.30	1.00	4.83
Hypothetical 5% Return
Class A	$1,000.00	$1,018.80	1.25%	$6.33
Class I	$1,000.00	1,017.55	1.50	7.59
Class Y	$1,000.00	1,020.05	1.00	5.06
Emerging Markets Equity Fund
Actual Fund Return
Class A	$1,000.00	$839.60	1.71%	$7.89
Class Y	$1,000.00	840.80	1.46	6.74
Hypothetical 5% Return
Class A	$1,000.00	$1,016.50	1.71%	$8.64
Class Y	$1,000.00	1,017.75	1.46	7.38

	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	Annualized Expense Ratios	Expenses Paid During Period*
International Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$980.20	1.02%	$5.06
Hypothetical 5% Return
Class A	$1,000.00	$1,019.95	1.02%	$5.16
Emerging Markets Debt Fund
Actual Fund Return
Class A	$1,000.00	$910.20	1.36%	$6.51
Class Y	$1,000.00	910.90	1.11	5.32
Hypothetical 5% Return
Class A	$1,000.00	$1,018.25	1.36%	$6.88
Class Y	$1,000.00	1,019.50	1.11	5.62

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

SEI Institutional International Trust / Annual Report / September 30, 2015	83

Board of Trustees Considerations in Approving the Funds’ Investment Advisory and Sub-Advisory Agreements (Unaudited)

SEI Institutional International Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to any comparable accounts; (vi) the advisory fees charged by SIMC, and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Lipper, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Lipper and the Funds’ benchmark indices.

84	SEI Institutional International Trust / Annual Report / September 30, 2015

At the March 24-25, 2015 meeting of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, certain Sub-Advisory Agreements (other than certain of those operating under an initial two-year term) were either initially approved or, if the Sub-Advisory Agreement was already in effect, renewed at meetings of the Board of Trustees held during the course of the Trust’s fiscal year on December 9-10, 2014, March 24-25, 2015, June 22-23, 2015 and September 15-16, 2015. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Lipper, an independent third-party, which was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Lipper Report”). The Lipper Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied by the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indices/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Lipper Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various fee levels, actual management fees, and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their

SEI Institutional International Trust / Annual Report / September 30, 2015	85

Board of Trustees Considerations in Approving the Funds’ Investment Advisory and Sub-Advisory Agreements (Unaudited) (Concluded)

relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and their affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

86	SEI Institutional International Trust / Annual Report / September 30, 2015

Notice to Shareholders (Unaudited)

For shareholders who do not have a September 30, 2015, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2015, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2015, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
International Equity Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Emerging Markets Equity Fund	0.00%	0.00%	100.00%	100.00%	0.00%
International Fixed Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Emerging Markets Debt Fund	0.00%	1.99%	98.01%	100.00%	0.00%

	(F) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(G) U.S. Government Interest (3)	(H) Interest Related Dividends (4)	(I) Short-Term Capital Gain Dividends (5)
International Equity Fund	100.00%	0.00%	0.00%	0.00%
Emerging Markets Equity Fund	100.00%	0.00%	0.00%	0.00%
International Fixed Income Fund	0.00%	0.00%	0.00%	0.00%
Emerging Markets Debt Fund	0.00%	0.00%	0.00%	100.00%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2015, the amount of foreign source income and foreign tax credit are as follows:

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
International Equity	$30,809,548	$1,925,730
Emerging Markets Equity	15,095,949	4,441,905

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3)	“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions.”

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Institutional International Trust / Annual Report / September 30, 2015	87

SEI INSTITUTIONAL INTERNATIONAL TRUST ANNUAL REPORT SEPTEMBER 30, 2015

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Arthur Ramanjulu

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the SEI Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-018 (9/15)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2015 and 2014 as follows:

		Fiscal 2015			Fiscal 2014
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees (1)	$200,500	$0	N/A	$200,500	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees (2)	$0	$240,350	$0	$0	$240,350	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2015	Fiscal 2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2015 and 2014 were $240,350 and $240,350, respectively. Non-audit fees consist of SSAE No.16 review of fund accounting and administration operations, attestation report in accordance with Rule 17Ad-13, agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, and Emerging Markets Debt Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional International Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2015

By:	/s/ Arthur Ramanjulu
Arthur Ramanjulu
Controller & CFO

Date: December 8, 2015